Filed pursuant to Rule 497(b) of the Securities Act of 1933, as amended.
File No. 333-88630.

IMPORTANT INFORMATION
FOR OWNERS OF VARIABLE ANNUITY
OR LIFE INSURANCE CONTRACTS INVESTED IN
PUTNAM VT ASIA PACIFIC GROWTH FUND


This document contains a combined prospectus/proxy statement and a ballot. You can use the ballot to tell your insurance company how to vote on your behalf on important issues relating to your fund. If you complete and sign the ballot, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the ballot, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees' recommendation on page 9.


If you do not return your ballot or record your voting instructions via the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received. If you choose to vote via the Internet, instructions are listed on top of your ballot. If you vote online, please do not mail the enclosed ballot.

We urge you to spend a couple of minutes with the proxy statement, and either fill out your ballot and return it via the mail, or record your voting instructions via the Internet.

We want to know how you would like to vote. Please take a few minutes with these materials and return your ballot.


TABLE OF CONTENTS

A Message from the Chairman                                      1
Notice of a Meeting of Shareholders                              3
Prospectus/Proxy Statement                                       5

Ballot enclosed.

If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-521-0538) or call your financial advisor.

A Message from the Chairman

Dear Investor:

As you know, you are an investor in Putnam VT Asia Pacific Growth Fund through a variable annuity or life insurance contract (a "Contract"). I am writing you to ask you to instruct your insurance company as to how to vote on the following important matter that affects your investment in Putnam VT Asia Pacific Growth Fund:

Approving a proposed merger of Putnam VT Asia Pacific Growth Fund into Putnam VT International Growth Fund. In this merger, your investment in Putnam VT Asia Pacific Growth Fund would, in effect, be exchanged for an investment in Putnam VT International Growth Fund with an equal total net asset value.

Both funds seek capital appreciation. The investment policies of the funds differ principally with respect to geographic focus. While Putnam VT Asia Pacific Growth Fund invests mainly in common stocks of Asian or Pacific Basin companies, Putnam VT International Growth Fund invests mainly in stocks issued by companies outside the United States, with the flexibility to diversify its investments across all non-U.S. geographic regions, including Asia and the Pacific Basin.

Putnam Investment Management, LLC, your fund's investment manager, has recommended the proposed merger because it believes that investment opportunities for a fund focusing primarily on the Asia Pacific region have diminished significantly since the fund was formed in 1995. The proposed merger would provide investors the opportunity to pursue the investment goal of capital appreciation through a substantially larger fund that invests in a more diversified portfolio of international securities and has a substantially lower expense ratio.

The Trustees of your fund have carefully reviewed the terms of the proposed merger and unanimously recommend approval of the merger.

We need your instructions and urge you to instruct your insurance company as to how to vote the shares of Putnam VT Asia Pacific Growth Fund relating to your Contract by promptly marking, signing and returning your voting instructions on the enclosed ballot or by voting via the Internet. Instructions are listed at the top of your ballot.

I'm sure that you, like most people, lead a busy life and are tempted to put this ballot aside for another day. Please don't. When investors fail to provide voting instructions, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of ballots.

Your opinion is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-521-0538, or call your financial advisor.

Sincerely yours,

/s/ John A. Hill

John A. Hill, Chairman



PUTNAM VT ASIA PACIFIC GROWTH FUND

Notice of a Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting.

To the Shareholders of Putnam VT Asia Pacific Growth Fund:

A Meeting of Shareholders of Putnam VT Asia Pacific Growth Fund ("VT Asia Pacific Growth Fund") will be held on September 12, 2002, at 11:00 a.m., Boston time, on the eighth floor of the principal offices of the fund located at One Post Office Square, Boston, Massachusetts, to consider the following:

Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of VT Asia Pacific Growth Fund to Putnam VT International Growth Fund ("VT International Growth Fund") in exchange for the issuance and delivery of shares of beneficial interest of VT International Growth Fund and the assumption by VT International Growth Fund of all the liabilities of VT Asia Pacific Growth Fund, and the distribution of such shares to the shareholders of VT Asia Pacific Growth Fund in complete liquidation of the fund. See page 7.


By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter                         John H. Mullin, III
Charles B. Curtis                         Robert E. Patterson
Ronald J. Jackson                         A.J.C. Smith
Paul L. Joskow                            W. Thomas Stephens
Elizabeth T. Kennan                       W. Nicholas Thorndike
Lawrence J. Lasser


WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED BALLOT
IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING
INSTRUCTIONS VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED
AT THE MEETING.

July 1, 2002




Prospectus/Proxy Statement

June 17, 2002

This Prospectus/Proxy Statement relates to the proposed merger of Putnam VT Asia Pacific Growth Fund ("VT Asia Pacific Growth Fund") into Putnam VT International Growth Fund ("VT International Growth Fund"), each located at One Post Office Square, Boston, MA 02109; 1-800-521-0538.
As a result of the proposed merger, each shareholder of VT Asia Pacific Growth Fund would receive shares of the corresponding class of VT International Growth Fund equal in value at the date of the exchange to the value of the shareholder's VT Asia Pacific Growth Fund shares.

This Prospectus/Proxy Statement is being mailed on or about July 1, 2002. It explains concisely what you should know before voting on the matters described herein or investing in VT International Growth Fund, a series of Putnam Variable Trust, an open-end management investment company. Please read it and keep it for future reference.

Information about VT Asia Pacific Growth Fund and VT International
Growth Fund is incorporated into this Prospectus/Proxy Statement by reference from Putnam Variable Trust's current prospectus dated April
30, 2002, which has been filed with the Securities and Exchange Commission ("SEC"). In addition, the statement of additional information ("SAI") dated June 17, 2002 relating to the proposed merger and the Report from Fund Management, Performance Summary, Report of Independent Accountants and financial statements relating to VT Asia Pacific Growth Fund included in Putnam Variable Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001 have also been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference. Putnam Variable Trust's SEC file number for these documents is 033-17486.

This Prospectus/Proxy Statement is being mailed with a copy of VT International Growth Fund's current prospectus dated April 30, 2002 (the "VT International Growth Fund Prospectus"). Shareholders may get free copies of any of the above, request other information about the funds, or make shareholder inquiries by contacting their financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com, or by calling Putnam toll-free at 1-800-521-0538.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of VT International Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the SEC; some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-521-0538, or call your financial advisor. Like VT International Growth Fund, VT Asia Pacific Growth Fund is in the family of funds managed by Putnam Investment Management, LLC ("Putnam Management"). VT International Growth Fund and VT Asia Pacific Growth Fund are collectively referred to herein as the "funds," and each is referred to individually as a "fund."

You may review and copy information about the funds, including the SAI, at the SEC's public reference room at 450 Fifth Street, NW, Washington, DC; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. You may also access reports and other information about the funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between open-end mutual funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees are recommending that shareholders approve the merger of VT Asia Pacific Growth Fund into VT International Growth Fund and the related transactions contemplated by the Agreement and Plan of Reorganization. If approved by shareholders, all of the assets of VT Asia Pacific Growth Fund will be transferred to VT International Growth Fund in exchange for the issuance and delivery to VT Asia Pacific Growth Fund of shares of VT International Growth Fund ("Merger Shares") with a value equal to the value of VT Asia Pacific Growth Fund's assets net of liabilities and for the assumption by VT International Growth Fund of all of the liabilities of VT Asia Pacific Growth Fund. Immediately following the transfer, the Merger Shares received by VT Asia Pacific Growth Fund will be distributed to its shareholders, pro rata.

2. What will happen to my investment in VT Asia Pacific Growth Fund as a result of the merger?

Your investment in VT Asia Pacific Growth Fund will, in effect, be exchanged for an investment in VT International Growth Fund with an equal aggregate net asset value on the date of the merger.

3. Why is the merger being proposed at this time?

Putnam Management proposed the merger of VT Asia Pacific Growth Fund into VT International Growth Fund to the funds' Trustees because it offers shareholders of VT Asia Pacific Growth Fund the opportunity for greater diversification, reduced volatility and lower expenses through a significantly larger fund. It is expected that shareholders of VT Asia Pacific Growth Fund will also continue to receive exposure to Asian markets as one part of VT International Growth Fund's diversified international portfolio.

Putnam Management believes that, since VT Asia Pacific Growth Fund was established in 1995, many attractive companies based in the Asia Pacific region have been integrated into worldwide multinational firms. Many of these multinational firms are located outside the Asia Pacific region or derive a significant portion of their revenues or earnings from activities or sales to customers outside that region. Putnam Management believes that the stock market performance of these companies is more closely correlated with the broader global economy than with country location. In Putnam Management's view, the prevalence of these worldwide multinational corporations creates special challenges in assigning companies to a particular region, calling into question the rationale for an Asian Pacific regional fund that limits its investable universe on the basis of decisions about issuer location. Putnam Management therefore believes that Asian Pacific equities no longer represent a discrete asset class meriting investment focus in a dedicated mutual fund portfolio. Putnam Management does not expect a shift in this situation in the near future.

There has also been greater volatility in the performance of Pacific Basin regional funds, including VT Asia Pacific Growth Fund, than in more broadly diversified international funds such as VT International Growth Fund. Reflecting this volatility, VT Asia Pacific Growth Fund has experienced cyclical inflows and outflows of assets. In the last two years, VT Asia Pacific Growth Fund has experienced net redemptions. Putnam Management does not see a realistic possibility of significant asset growth for VT Asia Pacific Growth Fund, in view of the lack of market demand for such investment products. This makes it unlikely that VT Asia Pacific Growth Fund would achieve economies of scale and lower expenses comparable to those of VT International Growth Fund if it were to continue to operate as a separate fund.

Therefore, Putnam Management has recommended to the funds' Trustees that VT Asia Pacific Growth Fund, which had assets of $67.3 million as of March 31, 2002, be combined with the significantly larger VT International Growth Fund, which had assets of $802.5 million as of March 31, 2002, into a single fund, allowing the shareholders of VT
Asia Pacific Growth Fund to benefit from the lower expenses of a larger fund.

The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered Putnam Management's recommendations. Following a review of the anticipated benefits and costs of the proposed merger to the shareholders of each participating fund, the Trustees of the funds, including all of the independent Trustees who are not affiliated with Putnam Management, unanimously determined that the proposed merger is in the best interests of the shareholders of each fund and to recommend that shareholders vote FOR approval of the proposed merger.

4. How do the investment goals, policies and restrictions of the two funds compare?

VT Asia Pacific Growth Fund and VT International Growth Fund have the same investment goal of seeking capital appreciation. The investment policies of the funds differ principally with respect to geographic focus. While VT Asia Pacific Growth Fund invests mainly in common stocks of Asian or Pacific Basin companies, VT International Growth Fund invests mainly in stocks issued by companies outside the United States. VT Asia Pacific Growth Fund invests, under normal circumstances, at least 85% of its net assets in Asian or Pacific Basin companies. Unlike VT Asia Pacific Growth Fund, VT International Growth Fund does not have a policy to invest in securities of issuers in particular foreign countries. To determine whether a company is located outside the United States for VT International Growth Fund or is an Asian or Pacific Basin company for VT Asia Pacific Growth Fund, Putnam Management looks at the following factors: where the company's securities trade, where the company is located or organized, or where the company derives its revenues or profits. In addition, the funds share the same fundamental investment policies.

5. How do the management fees and other expenses of the two funds compare, and what are they estimated to be following the merger?

The following tables summarize the maximum fees and expenses you may pay when investing in the funds, expenses that each of the funds incurred for its most recent fiscal year (December 31, 2001) as well as the pro forma expenses of VT International Growth Fund assuming consummation of the merger. The expenses shown below do not reflect any insurance-related charges or expenses. As shown below, the merger is expected to result in decreased management fees and total expenses for shareholders of VT Asia Pacific Growth Fund.


Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
---------------------------------------------------------------------------
                                                             Total Annual
                        Management  Distribution     Other  Fund Operating
                           Fees     (12b-1) Fees   Expenses    Expenses
---------------------------------------------------------------------------
VT Asia Pacific Growth Fund
Class IA                  0.80%        NONE          0.33%       1.13%
Class IB                  0.80%        0.25%         0.33%       1.38%

VT International Growth Fund
Class IA                  0.76%        NONE          0.18%       0.94%
Class IB                  0.76%        0.25%         0.18%       1.19%

VT International Growth Fund
(Pro forma combined)
Class IA                  0.76%        NONE          0.18%       0.94%
Class IB                  0.76%        0.25%         0.18%       1.19%
---------------------------------------------------------------------------

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume, as required by the SEC, 5% return on your investment each year and that a fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

---------------------------------------------------------------------------
                                1 Year    3 Years     5 Years    10 Years
---------------------------------------------------------------------------
VT Asia Pacific Growth Fund
Class IA                         $115       $359        $622       $1,375
Class IB                         $140       $437        $755       $1,657

VT International Growth Fund
Class IA                          $96       $300        $520       $1,155
Class IB                         $121       $378        $654       $1,443

VT International Growth Fund
(Pro forma combined)

Class IA                          $96       $300        $520       $1,155
Class IB                         $121       $378        $654       $1,443
---------------------------------------------------------------------------

6. What are the federal income tax consequences of the proposed merger?

As long as the contracts funded through the separate accounts of the insurance company shareholders (the "Contracts") qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the merger, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts ("Contract Owners").

7. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

No. The procedures for purchasing and redeeming shares of each fund, and for exchanging such shares of each fund for shares of other Putnam Variable Trust funds, are identical.

Putnam Variable Trust has an underwriting agreement relating to the funds with Putnam Retail Management Limited Partnership ("Putnam Retail Management"), One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of Putnam Variable Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

8. How will I be notified of the outcome of the merger?

If approved by shareholders, the proposed merger will likely be implemented within several weeks following the shareholder meeting. You will receive confirmation after the merger is completed which will indicate the number of units of the VT International Growth Fund sub-account you are receiving. If the merger is abandoned, you will be notified by your fund.

9. Will the number of units I own change?

Yes, the number of units you own will change, but the total value of your units of the VT International Growth Fund sub-account credited to you will equal the total value of your units of the VT Asia Pacific Growth Fund sub-account at the time of the merger.

10. What percentage of shareholders' votes is required to approve the merger?

Approval of the merger of VT Asia Pacific Growth Fund into VT
International Growth Fund will require the "yes" vote of the holders of a majority of the shares of your fund voted at the meeting.

II. Risk Factors

What are the main risks of VT International Growth Fund and how do they compare with those of VT Asia Pacific Growth Fund?

The risks of an investment in VT International Growth Fund (the "fund" as used in the following discussion of main risks) are generally similar to the risks of an investment in VT Asia Pacific Growth Fund, except that VT International Growth Fund is not typically subject to the risk of investing mainly in one geographic region to the same extent.

We pursue the fund's goal by investing mainly in stocks issued by companies outside the United States. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Any investment carries with it some level of risk that generally reflects its potential for reward.

The main risks that could adversely affect the value of each fund's shares and the total return on your investment include:

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

For a description of additional risks associated with VT International Growth Fund's main investment strategies, see the VT International Growth Fund Prospectus.

III.  Information about the Proposed Merger

General. The shareholders of VT Asia Pacific Growth Fund are being asked to approve a merger between your fund and VT International Growth Fund pursuant to an Agreement and Plan of Reorganization between the funds, dated as of May 2, 2002 (the "Agreement"), a copy of which is attached to this Prospectus/Proxy Statement as Appendix A.

Although the term "merger" is used for ease of reference, the transaction is structured as a transfer of all of the assets of VT Asia Pacific Growth Fund to VT International Growth Fund in exchange for the assumption by VT International Growth Fund of all of the liabilities of VT Asia Pacific Growth Fund and for the issuance and delivery to VT Asia Pacific Growth Fund of shares of VT International Growth Fund equal in aggregate value to the net value of the assets transferred to VT International Growth Fund.

After receipt of the Merger Shares, VT Asia Pacific Growth Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of VT Asia Pacific Growth Fund, and the legal existence of VT Asia Pacific Growth Fund will be terminated. Each insurance company shareholder of VT Asia Pacific Growth Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's VT Asia Pacific Growth Fund shares. Each insurance company will then allocate its Merger Shares on a pro rata basis among the Contract Owners in its VT Asia Pacific Growth Fund sub-account. Unless a Contract Owner instructs his or her insurance company otherwise, amounts that would have been allocated to VT Asia Pacific Growth Fund under an existing Contract will, following the merger, be allocated to VT International Growth Fund.

Prior to the date of the transfer, VT Asia Pacific Growth Fund will declare a distribution to shareholders which will have the effect of distributing to shareholders all of its remaining investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

The Trustees have voted unanimously to approve the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the shares of your fund voted at the meeting.

The investment restrictions of VT Asia Pacific Growth Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement. It is expected that, prior to the merger, VT Asia Pacific Growth Fund will dispose of portfolio securities inconsistent with the investment strategies of VT International Growth Fund.

In the event that the merger does not receive the required approval, each fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of each fund's respective shareholders.

Trustees' Consideration of the Proposed Merger. The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered the anticipated benefits and costs of the proposed merger from the perspective of each fund. Independent Trustees of the funds, who are not affiliated with Putnam Management, met on several occasions, including meetings of their Contract Committee which consists solely of independent Trustees, to review the terms of the proposed merger. During the course of this review, the independent Trustees requested and received substantial additional information from Putnam Management. They were assisted in this process by independent legal counsel for the funds and the independent Trustees. Following the conclusion of this process, the Trustees, including all of the independent Trustees, determined that the merger of VT Asia Pacific Growth Fund into VT International Growth Fund would be in the best interests of each of the funds and its shareholders, and that the interests of existing shareholders of each fund would not be diluted by the merger. The Trustees unanimously approved the proposed merger and recommended its approval by shareholders of VT Asia Pacific Growth Fund.

In evaluating the proposed merger, the Trustees first considered the underlying investment rationale articulated by Putnam Management. The Trustees noted that, since VT Asia Pacific Growth Fund was first offered to investors, investment opportunities in the Asia Pacific region have changed considerably, as described above under Section I, "Synopsis -- Why is the merger being proposed at this time?" In this regard, the Trustees also considered the investment performance of each fund. The Trustees concluded that shareholders would likely benefit from investing in a more diversified international fund that pursues the same investment objective.

The Trustees also considered the expected savings in annual fund operating expenses for shareholders of VT Asia Pacific Growth Fund, based on Putnam Management's unaudited estimates of the funds' expense ratios as of December 31, 2001 and the expected pro forma expense ratios based on combined assets as of the same date, as shown in the table below:

-------------------------------------------------------------------------------
                                  Total (Non-12b-1) Expenses*
-------------------------------------------------------------------------------
VT Asia Pacific Growth Fund               1.23%
VT International Growth Fund              0.93%
Pro Forma Combined                        0.93%
-------------------------------------------------------------------------------

*These expenses differ from the expenses in the table on page 10 because these expenses are based on the funds' expense accrual rates at December 31, 2001, while the table is based on the funds' average net assets and the expenses incurred during their most recently completed fiscal year.

The Trustees took into account the expected costs of the proposed merger, including proxy solicitation costs, fees associated with registering the sale of VT International Growth Fund's shares to be issued in the merger, accounting fees, and legal fees. The Trustees weighed these costs (and the estimated portfolio transaction expenses described below) against the quantifiable expected benefits of the merger, and considered Putnam Management's agreement to bear these costs to the extent they exceed certain limits established by the Trustees. Accordingly, the funds are expected to bear these costs in the following amounts:

-------------------------------------------------------------------------------
VT Asia Pacific Growth Fund            $13,154  (0.02% of 12/31/01
                                       net assets)
VT International Growth Fund           $27,230  (less than 0.01% of 12/31/01
                                       net assets)
-------------------------------------------------------------------------------

In addition to the merger expenses described above, VT Asia Pacific Growth Fund will incur certain costs in connection with the sale, prior to the merger, of securities associated with the realignment of VT Asia Pacific Growth Fund's portfolio with the investment policies of VT International Growth Fund. Such costs are inherently unpredictable because they are dependent in large part on market conditions at the time of sale. Putnam Management provided the Trustees with an estimate of the potential brokerage commissions involved (based on commission rates customarily paid in routine portfolio transactions) as well as an estimated total transaction cost that includes the projected market impact of large securities trades. These estimates are as follows:

-------------------------------------------------------------------------------
                                          VT Asia Pacific Growth Fund
-------------------------------------------------------------------------------
Brokerage commissions only             $48,000  (0.07% of 12/31/01
                                       net assets)
Brokerage commissions and other        $200,000  (0.30% of 12/31/01
transaction costs, including           net assets)
potential market impact
-------------------------------------------------------------------------------

Putnam Management advised the Trustees that it believes that actual commissions and total transaction costs incurred in connection with realigning the portfolio of VT Asia Pacific Growth Fund may be lower to the extent it is able to use trading techniques and take advantage of possible opportunities for inter-fund trades.

The Trustees also took into account a number of factors, including: (1) a comparison of the investment objectives and policies of the funds; (2) classification and performance rating of each fund by independent research firms such as Morningstar, Inc. and Lipper Inc.; (3) the performance history of each fund; (4) the performance history of each fund as compared to benchmark indexes; (5) the volatility of each fund's portfolio relative to the market; (6) the composition of each fund's management team; (7) the net assets and median market capitalization of each fund; (8) recent sales trends of each fund; and (9) the terms of the Agreement.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, a copy of which is attached as Appendix A. The Agreement provides that VT International Growth Fund will acquire all of the assets of VT Asia Pacific Growth Fund in exchange for the assumption by VT International Growth Fund of all of the liabilities of VT Asia Pacific Growth Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the funds' shares are valued for determining net asset value for the merger (4:00 p.m., Boston time, on October 11, 2002, or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

VT Asia Pacific Growth Fund will sell all of its assets to VT International Growth Fund, and in exchange, VT International Growth Fund will assume all of the liabilities of VT Asia Pacific Growth Fund and deliver to VT Asia Pacific Growth Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of VT Asia Pacific Growth Fund attributable to shares of the corresponding class of VT Asia Pacific Growth Fund, less the value of the liabilities of VT Asia Pacific Growth Fund assumed by VT International Growth Fund attributable to shares of such class of VT Asia Pacific Growth Fund. Immediately following the Exchange Date, VT Asia Pacific Growth Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by VT Asia Pacific Growth Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of VT Asia Pacific Growth Fund. As a result of the proposed transaction, each shareholder of VT Asia Pacific Growth Fund will receive a number of Merger Shares of each class equal in aggregate value at the Exchange Date to the value of the VT Asia Pacific Growth Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of VT International Growth Fund in the name of such VT Asia Pacific Growth Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due such shareholder. New certificates for Merger Shares will be issued only upon written request.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time, before or after approval by VT Asia Pacific Growth Fund's shareholders, prior to the Exchange Date, by mutual consent of VT International Growth Fund and VT Asia Pacific Growth Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party. If shareholders of VT Asia Pacific Growth Fund approve the merger, Putnam Management will be authorized to sell such of VT Asia Pacific Growth Fund's portfolio securities as VT International Growth Fund has indicated it does not wish to acquire. The Agreement provides that the sale of these portfolio securities will be substantially completed prior to the Exchange Date, unless otherwise agreed by VT Asia Pacific Growth Fund and VT International Growth Fund. VT Asia Pacific Growth Fund shareholders will bear the portfolio trading costs associated with these sales because they will be completed prior to the Exchange Date.

Under the terms of the Agreement, VT Asia Pacific Growth Fund will bear the cost of soliciting proxies from its shareholders and VT International Growth Fund will pay the fees associated with registering the sale of its shares to be issued in the merger. All other expenses, consisting primarily of accounting and legal fees, will be allocated between the funds based on their relative net asset values. As noted above, Putnam Management has agreed to bear these expenses to the extent they exceed certain limits established by the Trustees. The merger expenses expected to be paid by each fund are discussed under "Trustees' Consideration of the Proposed Merger," above.

Description of the Merger Shares. Merger Shares will be issued to VT Asia Pacific Growth Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are class IA and class IB shares of VT International Growth Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of VT Asia Pacific Growth Fund. For more information on the characteristics of each class of Merger Shares, please see the VT International Growth Fund Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of Putnam Variable Trust or its VT International Growth Fund series. However, the Agreement and Declaration of Trust of Putnam Variable Trust disclaims shareholder liability for acts or obligations of Putnam Variable Trust or its VT International Growth Fund series and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Putnam Variable Trust, VT International Growth Fund or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of Putnam Variable Trust or its VT International Growth Fund series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Putnam Variable Trust or its VT International Growth Fund series would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of VT Asia Pacific Growth Fund, which is also a series of Putnam Variable Trust, are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As long as the Contracts qualify as annuity contracts under Section 72 of the Code, the merger, whether treated as a tax-free reorganization or not, will not create any tax liability for Contract Owners.

As a condition to each fund's obligation to consummate the reorganization, each fund will receive a tax opinion from Ropes & Gray, counsel to the funds (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i) the acquisition by VT International Growth Fund of substantially all of the assets of VT Asia Pacific Growth Fund solely in exchange for Merger Shares and the assumption by VT International Growth Fund of liabilities of VT Asia Pacific Growth Fund followed by the distribution by VT Asia Pacific Growth Fund to its shareholders of Merger Shares in complete liquidation of VT Asia Pacific Growth Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and VT Asia Pacific Growth Fund and VT International Growth Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by VT International Growth Fund or VT Asia Pacific Growth Fund upon the transfer of VT Asia Pacific Growth Fund's assets to VT International Growth Fund in exchange for VT International Growth Fund's shares and the assumption of VT Asia Pacific Growth Fund's liabilities by VT International Growth Fund or upon the distribution of the Merger Shares to VT Asia Pacific Growth Fund's shareholders in liquidation of VT Asia Pacific Growth Fund;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of VT Asia Pacific Growth Fund on the exchange of their shares of VT Asia Pacific Growth Fund for Merger Shares;

(iv) under Section 358 of the Code, the aggregate basis of the Merger Shares received by VT Asia Pacific Growth Fund's shareholders will be the same as the aggregate basis of VT Asia Pacific Growth Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of VT Asia Pacific Growth Fund will include the holding periods of VT Asia Pacific Growth Fund shares exchanged therefor, provided that at the time of the reorganization VT Asia Pacific Growth Fund shares are held by such shareholders as a capital asset;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by VT International Growth Fund upon the receipt of assets of VT Asia Pacific Growth Fund in exchange for Merger Shares and the assumption by VT International Growth Fund of the liabilities of VT Asia Pacific Growth Fund;

(vii) under Section 362(b) of the Code, the basis in the hands of VT International Growth Fund of the assets of VT Asia Pacific Growth Fund transferred to VT International Growth Fund will be the same as the basis of such assets in the hands of VT Asia Pacific Growth Fund immediately prior to the transfer;

(viii) under Section 1223(2) of the Code, the holding periods of the assets of VT Asia Pacific Growth Fund in the hands of VT
International Growth Fund will include the periods during which such assets were held by VT Asia Pacific Growth Fund; and

(ix) VT International Growth Fund will succeed to and take into account the items of VT Asia Pacific Growth Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Performance Information. The following information provides some indication of the funds' risks. Performance shown does not reflect the impact of insurance related charges and expenses. If it did, performance would be less than that shown. The charts show year-to-year changes in the performance of the funds' class IA shares. The table following the chart compares the funds' performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: BAR CHART: CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

                 Calendar Year Total Returns for Class IA Shares

VT International Growth Fund
------------------------------------------------------------------------------
 1996      1997          1998         1999          2000          2001
  N/A       N/A        18.69%       60.21%        -9.48%       -20.41%
------------------------------------------------------------------------------


[GRAPHIC OMITTED: BAR CHART: CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

VT Asia Pacific Growth Fund
------------------------------------------------------------------------------
 1996      1997          1998         1999          2000          2001
9.10%   -14.66%        -5.48%      107.56%       -44.21%       -23.84%
------------------------------------------------------------------------------

Year-to-date performance through 03/31/02 was 3.63% for VT Asia Pacific Growth Fund and 1.34% for VT International Growth Fund. During the periods shown in the bar chart, the highest return for a quarter was 35.46% (quarter ending 12/31/99) for VT International Growth Fund and 41.72% (quarter ending 12/31/99) for VT Asia Pacific Growth Fund, and the lowest return for a quarter was -18.92% (quarter ending 09/30/98) for VT International Growth Fund and -21.23% (quarter ending 09/30/01) for VT Asia Pacific Growth Fund.

Average Annual Total Returns (for periods ending 12/31/01)
-----------------------------------------------------------------------
                              Past 1 year   Past 5 years   Life of fund
-----------------------------------------------------------------------
VT International Growth Fund
Class IA                       -20.41%            --          9.75%*
Class IB                       -20.61%            --          9.58%*
MSCI EAFE Index                -21.44%            --          0.89%*

VT Asia Pacific Growth Fund
Class IA                       -23.84%        -6.59%         -3.40%**
Class IB                       -24.00%        -6.74%         -3.55%**
MSCI Pacific Index             -25.40%        -7.80%         -7.13%**
-----------------------------------------------------------------------

 *Average annual total returns for the period since VT International
  Growth Fund's inception on 1/2/97.

**Average annual total returns for the period since VT Asia Pacific
  Growth Fund's inception on 5/1/95.

Performance of class IB shares for the period prior to 04/30/98 for VT Asia Pacific Growth Fund and VT International Growth Fund are based upon the performance of class IA shares of the funds, adjusted to reflect the fees paid by class IB shares, including a 12b-1 fee of 0.25%. VT Asia Pacific Growth Fund's and VT International Growth Fund's share performance through 12/31/95 and 12/31/97, respectively, benefited from Putnam Management's agreement to limit the funds' expenses. VT Asia Pacific Growth Fund's performance is compared to the Morgan Stanley Capital International (MSCI) Pacific Index, an unmanaged index of securities issued by companies in five Asian countries. VT International Growth Fund's performance is compared to the MSCI EAFE Index, an unmanaged index of equity securities listed on the stock exchanges of Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

Capitalization. The following table shows the capitalization of the funds as of 12/31/01, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:


----------------------------------------------------------------------------------------
(UNAUDITED)
----------------------------------------------------------------------------------------
                               VT International    VT Asia Pacific      Pro Forma
                                 Growth Fund         Growth Fund+       Combined*
----------------------------------------------------------------------------------------
Net assets
(000's omitted)
Class IA                          $521,192             $62,749           $583,916
Class IB                           252,647               4,318            256,955
Total                              773,839              67,067            840,871

Shares outstanding
(000's omitted)

Class IA                            41,975              12,024             47,027
Class IB                            20,436                 834             20,785
Total                               62,411              12,858             67,812


Net asset value
per share
Class IA                            $12.42               $5.22             $12.42
Class IB                             12.36                5.18              12.36
----------------------------------------------------------------------------------------

+VT Asia Pacific Growth Fund net assets reflect proxy-related costs.

*Pro forma combined net assets reflect legal and accounting merger-related costs.


The Trustees, including all of the independent Trustees, unanimously recommend approval of the merger.

IV. Information about Voting and the Shareholder Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of VT Asia Pacific Growth Fund into VT International Growth Fund and the solicitation of proxies by and on behalf of the Trustees for use at the Meeting of Shareholders (the "Meeting"). The Meeting is to be held on September 12, 2002, at 11:00 a.m. at One Post Office Square, 8th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about July 1, 2002.

As of April 30, 2002, VT Asia Pacific Growth Fund had the following shares outstanding:

------------------------------------------------------------------------------
Class IA       11,888,823

Class IB          818,712
------------------------------------------------------------------------------

Only shareholders of record on June 14, 2002 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from VT Asia Pacific Growth Fund's shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of the fund's shares voted at the Meeting. Proxies from VT International Growth Fund's shareholders are not being solicited because their approval or consent is not necessary for the merger.

Record Date, Quorum and Method of Tabulation. Shareholders of record of VT Asia Pacific Growth Fund at the close of business on June 14, 2002 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of 30% of the shares of VT Asia Pacific Growth Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by VT Asia Pacific Growth Fund as tellers for the Meeting. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions have no effect on the proposal.

Share Ownership. As of April 30, 2002, the officers and Trustees of each fund as a group beneficially owned less than 1% of the outstanding shares of such fund. To the best of the knowledge of the fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the fund as of April 30, 2002:

Class               Shareholder Name and Address    Percentage
-----------------------------------------------------------------------------
                                                           Assuming
                                                        Completion of
                                                Actual      Merger+
VT Asia Pacific
Growth Fund

IA                   Hartford Life (1)          95.90%      10.82%

IB                   Allstate Life Insurance    89.60%       1.36%
                     Company (2)

IB                   Hartford Life (1)           6.30%       0.10%

VT International
Growth Fund

IA                   Hartford Life (1)          94.40%      83.83%

IA                   Cova Variable Annuity       5.10%       4.56%
                     Account 1 (3)

IB                   Allstate Life Insurance    48.10%      47.43%
                     Company (2)

IB                   Allstate Northbrook        15.60%      15.45%
                     Life (2)

IB                   Cova Variable Annuity       5.50%       5.47%
                     Account 1 (3)

IB                   Hartford Life (1)           5.00%       4.98%


  + Percentage owned assuming completion of proposed merger on April 30, 2002.

(1) The Hartford, 200 Hopmeadow St., Simsbury, CT 06089

(2) Allstate Life Insurance Company, 3100 Sanders Rd., Northbrook, IL 60062

(3) MetLife Investors Insurance Company (formerly Cova), One Madison Ave., Area 5H, New York, NY 10010

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this Prospectus/Proxy Statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each insurance company shareholder will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts retained by each insurance company shareholder will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes."


Contract Owners will have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the 14-digit "control" number that appears on your ballot. To use the Internet, please access the Internet address listed on your ballot. The Internet voting procedures are designed to authenticate your identity, to allow you to give your voting instructions, and to confirm that your instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from electronic access providers and telephone companies, that must be borne by the Contract Owners.

Revocation of Instructions. Any Contract Owner giving instructions to an insurance company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

Solicitation of Proxies.   In addition to soliciting proxies and voting
instructions by mail, the Trustees of VT Asia Pacific Growth Fund and employees of Putnam Management, Putnam Fiduciary Trust Company, Putnam Retail Management and the insurance companies may solicit voting instructions from Contract Owners in person or by telephone. The procedure for solicitation of proxies and voting instructions by telephone is designed to authenticate Contract Holders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. VT Asia Pacific Growth Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. VT Asia Pacific Growth Fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number their insurance company has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The Contract Owners would then be given an opportunity to give their instructions. To ensure that the Contract Holders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

VT Asia Pacific Growth Fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, the fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time by the insurance company shareholder before they are voted either (i) by a written revocation received by the Clerk of Putnam Variable Trust, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of May 2, 2002 in Boston, Massachusetts, by and between Putnam Variable Trust, a Massachusetts business trust, on behalf of its Putnam VT International Growth Fund series ("Acquiring Fund"), Putnam Variable Trust, a Massachusetts business trust, on behalf of its Putnam VT Asia Pacific Growth Fund series ("Acquired Fund"), and Putnam Investment Management, LLC, a Delaware limited liability company.

PLAN OF REORGANIZATION

(a) Acquired Fund will sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund (i) a number of full and fractional Class IA shares of beneficial interest of Acquiring Fund (the "Class IA Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IA shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IA shares of Acquired Fund assumed by Acquiring Fund on such date and (ii) a number of full and fractional Class IB shares of beneficial interest of Acquiring Fund (the "Class IB Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IB shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IB shares of Acquired Fund assumed by Acquiring Fund on such date. The Class IA Merger Shares and the Class IB Merger Shares shall be referred to collectively as the "Merger Shares." It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund shall distribute in complete liquidation to its Class IA and Class IB shareholders of record as of the Exchange Date the Merger Shares, each shareholder being entitled to receive that proportion of such Class IA and Class IB Merger Shares that the number of Class IA and Class IB shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of such Class IA and Class IB shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will be issued only if the shareholder so requests.


AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund. Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is a series of Putnam Variable Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Putnam Variable Trust is not required to qualify as a foreign association in any jurisdiction. Putnam Variable Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Putnam Variable Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended December 31, 2001, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to Acquired Fund. Such statement of assets and liabilities and schedule of investments fairly present the financial position of Acquiring Fund as of the dates thereof and such statement of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated April 30, 2001, previously furnished to Acquired Fund, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquired Fund (collectively, the "Acquiring Fund Prospectus") do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Prospectus (as defined below).

(f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2001 and those incurred in the ordinary course of Acquiring Fund's business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto
Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of Acquired Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the Registration Statement (the "Prospectus"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquiring Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquiring Fund's officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n) The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund. Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is a series of Putnam Variable Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Putnam Variable Trust is not required to qualify as a foreign association in any jurisdiction. Putnam Variable Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Putnam Variable Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended December 31, 2001, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to Acquiring Fund. Such statement of assets and liabilities and schedule of investments fairly present the financial position of Acquired Fund as of December 31, 2001, and such statement of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated April 30, 2001, previously furnished to Acquiring Fund, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquiring Fund (collectively the "Acquired Fund Prospectus"), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement.

(f) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2001 and those incurred in the ordinary course of Acquired Fund's business as an investment company since such date. Prior to the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2001, whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement, the Prospectus and the Proxy Statement, on the Effective Date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) below and on the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectuses or Proxy Statements.

(i) There are no material contracts outstanding to which Acquired Fund is a party, other than as will be disclosed in the Prospectus or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquired Fund's officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term "Investments" shall mean Acquired Fund's investments shown on the schedule of its investments as of December 31, 2001 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(o) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its mandatory investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund's obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after December 31, 2001 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class IA and Class IB Merger Shares received by it to the Class IA and Class IB shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

(b) As soon as practicable following the requisite approval of the shareholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund shall indicate it does not wish to acquire. Such liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c) Acquired Fund will pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

(d) The Valuation Time shall be 4:00 p.m. Boston time on October 11, 2002 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange date; valuation time. On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class IA Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to Class IA shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to the Class IA shares of Acquired Fund assumed by Acquiring Fund on that date and (ii) a number of full and fractional Class IB Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IB shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IB shares of Acquired Fund assumed by Acquiring Fund on that date.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class IA and Class IB shares of Acquired Fund and the value of the liabilities attributable to the Class IA and Class IB shares of Acquired Fund to be assumed by Acquiring Fund shall in each case be determined as of the Valuation Time.

(b) The net asset value of the Class IA and Class IB Merger Shares, and the value of the assets and liabilities of the Class IA and Class IB shares of Acquired Fund shall be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund's assets and liabilities.

(c) No adjustment shall be made in the net asset value of either
Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d) Reserved.

(e) Acquiring Fund shall issue the Merger Shares to Acquired Fund in two certificates registered in the name of Acquired Fund, one for Class IA Merger Shares and one for Class IB Merger Shares. Acquired Fund shall distribute the Class IA Merger Shares to the Class IA shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class IA shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class IB Merger Shares to the Class IB shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class IB shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, Acquiring Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), receive certificates representing the Merger Shares, or pledge such Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f) Acquiring Fund shall assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

5. Expenses, fees, etc.

(a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified in (i) below, "Expenses") will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation will be borne by Acquired Fund, and (ii) the costs of liquidating such of Acquired Fund's portfolio securities as Acquiring Fund shall indicate it does not wish to acquire prior to the Exchange Date shall be borne by Acquired Fund; provided however, that the Expenses to be borne by the Acquiring Fund will not exceed $27,230, the Expenses to be borne by the Acquired Fund will not exceed $61,154, and the remainder of any such Expenses will be borne by Putnam Investment Management, LLC; and provided further that such Expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquiring Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in
Section 8), or by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in Section 9, Acquiring Fund shall pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquired Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in
Section 9), or by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in Section 8, Acquired Fund shall pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund's or Acquired Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund's or Acquired Fund's obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date. Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Meeting of shareholders; dissolution.

(a) Acquired Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Putnam Variable Trust in accordance with applicable law and that on and after the Exchange Date, Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund has, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to Acquiring Fund and to Ropes & Gray for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to Acquiring Fund's obligations. The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) a majority of the shares of Acquired Fund voted at a duly constituted meeting.

(b) That Acquired Fund shall have furnished to Acquiring Fund a statement of Acquired Fund's net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund's behalf by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Acquired Fund since December 31, 2001 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquired Fund shall have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Acquired Fund shall have delivered to Acquiring Fund an agreed upon procedures letter from PricewaterhouseCoopers LLP dated the Exchange Date, setting forth findings of PricewaterhouseCoopers LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertions that (i) for the period from January 1, 2002 to the Exchange Date Acquired Fund qualified as a regulated investment company under the Internal Revenue Code (the "Code"), (ii) as of the Exchange Date, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a series of Putnam Variable Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Putnam Variable Trust's Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund or Putnam Variable Trust, on behalf of Acquired Fund, is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Putnam Variable Trust's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund whose responsibility it is to advise Acquired Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g) That Acquiring Fund shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code, (ii) no gain or loss will be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange, (iv) Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by Acquired Fund; and (v) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Internal Revenue Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Internal Revenue Code and Regulations thereunder.

(h) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquiring Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Fund and Ropes & Gray.

(l) That, prior to the Exchange Date, Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund's investment income excludable from gross income under Section 103 of the Code over
(Y) Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after December 31, 2001, and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after December 31, 2001, and on or prior to the Exchange Date.

(m) That Acquired Fund's custodian shall have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(n) That Acquired Fund's transfer agent shall have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest of Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents shall have revealed otherwise, either (i) Acquired Fund shall have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(p) That Acquiring Fund shall have received from PricewaterhouseCoopers LLP an agreed upon procedures letter addressed to Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to Acquiring Fund setting forth the findings of PricewaterhouseCoopers LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertion that as of the Valuation Time the value of the assets of Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10, Section 5 of Putnam Variable Trust's Bylaws pursuant to the procedures customarily utilized by Acquiring Fund in valuing its assets and issuing its shares.

(q) That Acquired Fund shall have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund's obligations.  The obligations of
Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) a majority of the shares of Acquired Fund voted at a duly constituted meeting.

(b) That Acquiring Fund shall have furnished to Acquired Fund a statement of Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since December 31, 2001, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund shall have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That Acquiring Fund shall have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending or threatened with respect to the matters by this Agreement.

(f) That Acquired Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a series of Putnam Variable Trust, a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Acquiring Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Putnam Variable Trust's Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund or Putnam Variable Trust, on behalf of Acquiring Fund, is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Putnam Variable Trust's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Acquired Fund shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code, (ii) no gain or loss will be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement, (iii) no gain or loss will be recognized by the Acquired Fund shareholders on the exchange of their shares of the Acquired Fund for Merger Shares; (iv) the aggregate basis of the Merger Shares a Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor, and (v) a Acquired Fund shareholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund's shares as a capital asset.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquired Fund and Ropes & Gray.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a) Acquired Fund will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

(b) Acquiring Fund will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, the Proxy Statements, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No broker, etc. Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. Acquired Fund and Acquiring Fund may, by mutual consent of their trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and Acquiring Fund.

13. Rule 145. Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PUTNAM VARIABLE TRUST, ON BEHALF OF ITS PUTNAM VT INTERNATIONAL GROWTH FUND SERIES, OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM VARIABLE TRUST, ON BEHALF OF ITS PUTNAM VT INTERNATIONAL GROWTH FUND SERIES, SUCH REGISTRATION IS NOT REQUIRED.

and, further, Acquiring Fund will issue stop transfer instructions to Acquiring Fund's transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust. Copies of the Agreements and Declarations of Trust of Putnam Variable Trust are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Acquired Fund or Acquiring Fund individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                               PUTNAM VARIABLE TRUST,
                               on behalf of its Putnam VT International
                               Growth Fund series

                               By: /s/ Charles E. Porter
                                   --------------------------------
                               Title:  Executive Vice President
                               and Treasurer

                               PUTNAM VARIABLE TRUST,
                               on behalf of its Putnam VT Asia Pacific
                               Growth Fund series

                               By: /s/ Charles E. Porter
                                   --------------------------------
                               Title:  Executive Vice President and
                               Treasurer

                               PUTNAM INVESTMENT MANAGEMENT, LLC

                               By: /s/ Gordon H. Silver
                                   --------------------------------
                               Title:  Senior Managing Director

Appendix B

Excerpts from Putnam Variable Trust's Annual Report to Shareholders for the Fiscal Year Ended December 31, 2001

Putnam Variable Trust
Putnam VT International Growth Fund

To the shareholders of Putnam Variable Trust

There has hardly been a time in recent memory when investments across the asset-class spectrum have been under as much duress as during the 12 months ended December 31, 2001. A widespread downturn in the global economy and the resulting edginess of investors brought declines in virtually all but the safest investments. While equity markets floundered, many bond markets enjoyed renewed strength as investors took flight to high-quality fixed-income investments. Inflation remained low, and many central banks lowered interest rates in an effort to stimulate growth. Putnam's research analysts and portfolio managers did their best to mitigate risk, however, the economic downturn was swift and severe. Among equities, U.S. stocks again led international issues, while U.S. Treasuries led the world's fixed-income markets.

EQUITIES

United States The stock markets, which were already volatile in the face of continued economic weakness, were unable to sustain a brief rally over the spring, as corporate earnings disappointments continued. Technology and telecommunications stocks led the decline, while defensive sectors including health care, financials, and utilities held up better. The unprecedented events of September 11 forced U.S. equity markets to close for four consecutive days -- the longest hiatus since the Great Depression. Value outperformed growth until the market's rebound in October, when growth -- along with technology and telecommunications -- began returning to positive territory.

Europe European markets were especially hard hit by the U.S. economic slowdown and by weakness in the euro and other foreign currencies. At first, the weak euro gave European companies a price advantage versus international competitors. Later on, the general deterioration in international trade took its toll, and large exporting countries, including Germany and Italy, began to slump. Europe's technology sector is relatively small; however, its large telecommunications sector was troubled by the huge debts taken on by national telecom service providers. Stocks from the United Kingdom also underperformed considerably. European electricity providers offered one bright spot, as European markets began to open to cross-border competition.

Asia and emerging markets Most emerging markets suffered considerably as a result of the global economic slowdown and falling commodity prices. Latin American markets also had Argentina's instability clouding their performance. Asian markets were hard hit by the global slump in technology and telecommunications equipment spending, and then by a broader economic slowdown in the United States and Europe. Japan continued to struggle with economic weakness, although its equities performed better than many other Asian issues. Australian equities performed well, however. South Korea recovered at the end of the period, and other Asian markets were showing signs of recovery as well.

FIXED INCOME

United States For most of the period, declining interest rates and a steepening yield curve provided a favorable backdrop for the U.S. bond market. In addition, the U.S. Treasury elected to use part of the budget surplus to buy back its own bonds, which helped push bond prices higher. As a result, all fixed-income sectors performed well. Following the September 11 terrorist attacks, investors bid up the price of U.S. Treasuries sharply higher in a massive flight to quality. As fears receded and investors began to anticipate recovery, Treasuries sold off sharply and higher-risk parts of the bond market began to outperform.

Global As was the case in the United States, demand for lower-risk investments increased in other world markets over the period. The result was solid performance in many of the world's bond markets, pushing valuations to unreasonable levels. Japan's bond market suffered under credit-rating downgrades of the country's sovereign debt and bank securities amid a dismal economic climate. Latin American markets labored under the fear of debt default in Argentina, although excessive reaction created select opportunities in some countries.

High yield Significant volatility, high default rates, and economic weakness provided numerous challenges for high-yield securities over the period. It was also a time of dramatic interest rate reductions, and positive returns for high-yield bonds. Telecommunications bonds, which had dominated the market a few years ago, provided significant negative returns as industry over expansion and a severe industry slowdown took their toll. Historically wide credit spreads following the terrorist attacks of September 11 pushed down high-yield bond prices before fears abated and high-yield bonds began to outperform once again in October and November.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change.

PERFORMANCE SUMMARY



Total return at net asset value
(as of 12/31/01)
-----------------------------------------------------------------------------------------------------
Putnam VT International              Five years               10 years                  Life
Growth Fund            1 year  Cumulative  Annualized  Cumulative  Annualized  Cumulative  Annualized
-----------------------------------------------------------------------------------------------------
Class IA shares        -20.41      --         --           --          --        59.09*      9.75
Class IB shares        -20.61      --         --           --          --        57.83*      9.58
-----------------------------------------------------------------------------------------------------

* Commencement of operations: January 2, 1997. Expense limitations were in effect during the period; without the limitations, total returns would have been lower.



Past performance is not indicative of future results. More recent returns may be less or more than those shown. Investment returns and principal value fluctuate and involve risk of loss. Periods and performance for Class IB shares before their inception are derived from the historical performance of Class IA shares. See financial highlights for Class IB commencement of operations. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected.

The global economic slowdown weighed on international equity markets in 2001. Early in the year, weakness was concentrated in the technology and telecommunications sectors. By mid year, it was clear that Asian and European economies were slowing broadly. The tragedies of September 11 also reverberated in international markets. However, although 2001 was the second straight negative year for international equities, markets finished the year well above the lows they reached in September. For the 12 months ended December 31, 2001, Putnam VT International Growth Fund's class IA shares returned -20.41% at net asset value.

As the year began, Europe appeared to have the brightest business prospects, while Asian markets were more vulnerable to the U.S. slowdown. Europe withstood the slowdown longer, in part because it enjoyed the benefits of a weak euro, which gave European companies a price advantage versus competitors outside the Continent. As time wore on, however, Europe slumped as exports weakened.

In anticipation of this difficult economic environment, management had positioned the portfolio defensively at the beginning of the year. As economic conditions deteriorated through the first half of 2001, the team added further to its defensive positions, particularly in energy, pharmaceuticals, and, to some extent, financials, while maintaining low exposures to technology and telecommunications. Pharmaceutical and energy stocks were among the fund's best performers through September. During the summer, the fund's management team also began adding selectively to undervalued European communication service companies with defensive characteristics.

Throughout the year, the fund maintained a significantly underweight position in Japan. Above all, the fund avoided companies dependent on Japan's domestic economy, such as banks and retailers. The fund instead favored high-quality multinational companies with strong exports. At the end of September, management began to build positions across a variety of markets in cyclical and telecommunications stocks, as well as a number of deeply discounted technology stocks. A less defensive stance was also appropriate as interest rate cuts by central banks following the terrorist attacks increased the likelihood of economic recovery. In the fourth quarter, markets rebounded and the fund benefited from holding more economically sensitive stocks. Media, technology, and telecommunications holdings provided particularly strong returns.


[GRAPHIC OMITTED: WORM CHART: CUMULATIVE TOTAL RETURNS OF A $10,000 INVESTMENT IN CLASS IA AND CLASS IB SHARES AT NET ASSET VALUE]

CUMULATIVE TOTAL RETURNS OF A $10,000 INVESTMENT IN CLASS IA AND CLASS IB SHARES AT NET ASSET VALUE

Putnam VT International Growth Fund -- since inception (1/2/97)

                                            MSCI EAFE
Date           Class IA     Class IB          Index

1/2/97          10,000        10,000         10,000
12/31/97        11,613        11,595         10,178
12/31/98        13,783        13,737         12,213
12/31/99        22,082        21,994         15,506
12/31/00        19,989        19,881         13,309
12/31/01       $15,909       $15,783        $10,455

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


TABLE OF CONTENTS

I. Synopsis                                                        6

II. Risk Factors                                                  10

III. Information about the Proposed Merger                        11

IV. Information about Voting and the Shareholder Meeting          19

Appendix A - Agreement and Plan of Reorganization                A-1

Appendix B - Excerpts from Putnam Variable Trust's Annual
Report to Shareholders for the Fiscal Year Ended
December 31, 2001                                                B-1


Putnam Investments
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-521-0538                                  xxxxx 6/02



Filed pursuant to Rule 497(b) of the Securities Act of 1933, as amended.
File No. 333-88630.

IMPORTANT INFORMATION
FOR OWNERS OF VARIABLE ANNUITY
OR LIFE INSURANCE CONTRACTS INVESTED IN
PUTNAM VT TECHNOLOGY FUND

This document contains a combined prospectus/proxy statement and a ballot. You can use the ballot to tell your insurance company how to vote on your behalf on important issues relating to your fund. If you complete and sign the ballot, your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the ballot, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees' recommendation on page 8.

If you do not return your ballot or record your voting instructions via the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received. If you choose to vote via the Internet, instructions are listed on top of your ballot. If you vote online, please do not mail the enclosed ballot.

We urge you to spend a couple of minutes with the prospectus/proxy statement, and either fill out your ballot and return it via the mail, or record your voting instructions via the Internet.

We want to know how you would like to vote. Please take a few minutes with these materials and return your ballot to us.

TABLE OF CONTENTS

A Message from the Chairman                                      1
Notice of a Meeting of Shareholders                              3
Prospectus/Proxy Statement                                       5


Ballot enclosed.

If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-521-0538) or call your financial advisor.

A Message from the Chairman

Dear Investor:

As you know, you are an investor in Putnam VT Technology Fund through a variable annuity or life insurance contract (a "Contract"). I am writing you to ask you to instruct your insurance company as to how to vote on the following important matter that affects your investment in Putnam VT Technology Fund:

Approving a proposed merger of Putnam VT Technology Fund into Putnam VT Voyager Fund II. In this merger, your investment in Putnam VT Technology Fund would, in effect, be exchanged for an investment in Putnam VT Voyager Fund II with an equal total net asset value.

Both funds invest mainly in common stocks of U.S. companies with an emphasis on growth stocks. Putnam VT Technology Fund seeks capital appreciation, whereas Putnam VT Voyager Fund II seeks long-term growth of capital. The investment strategies of the funds differ principally with respect to industry focus. Putnam VT Technology Fund invests mainly in companies in the technology sector. Putnam VT Voyager Fund II can invest in the technology sector but has the flexibility to diversify its investments across a variety of industries. Putnam VT Voyager Fund II is also "diversified," which means that it is required to invest in a greater number of companies than Putnam VT Technology Fund, which is a "non-diversified fund."

Putnam Investment Management, LLC, your fund's investment manager, has recommended the proposed merger because it believes that the prospects for attracting the assets necessary to achieve economies of scale of a fund focusing primarily on the technology sector have diminished significantly since the fund was formed in 2000. The proposed merger would provide shareholders the opportunity to pursue the investment goal of capital growth through a larger fund that invests in a more diversified portfolio, including investments in more defensive sectors such as healthcare, and has a substantially lower expense ratio.

The Trustees of your fund have carefully reviewed the terms of the proposed merger and unanimously recommend approval of the merger by shareholders.

We need your instructions and urge you to instruct your insurance company as to how to vote the shares of Putnam VT Technology Fund relating to your Contract by promptly marking, signing and returning your voting instructions on the enclosed ballot or by voting via the Internet. Instructions are listed at the top of your ballot.

I'm sure that you, like most people, lead a busy life and are tempted to put this ballot aside for another day. Please don't. When investors fail to provide voting instructions, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of ballots.

Your opinion is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-521-0538, or call your financial advisor.

Sincerely yours,

/s/ John A. Hill

John A. Hill, Chairman

PUTNAM VT TECHNOLOGY FUND
Notice of a Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting.

A Meeting of Shareholders of Putnam VT Technology Fund ("VT Technology Fund") will be held on September 12, 2002 at 11:00 a.m., Boston time, on the eighth floor of the principal offices of the fund located at One Post Office Square, Boston, Massachusetts, to consider the following:

Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of VT Technology Fund to Putnam VT Voyager Fund II ("VT Voyager Fund II") in exchange for the issuance and delivery of shares of beneficial interest of VT Voyager Fund II and the assumption by VT Voyager Fund II of all the liabilities of VT Technology Fund, and the distribution of such shares to the shareholders of VT Technology Fund in complete liquidation of the fund. See page 7.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter           John H. Mullin, III
Charles B. Curtis           Robert E. Patterson
Ronald J. Jackson           A.J.C. Smith
Paul L. Joskow              W. Thomas Stephens
Elizabeth T. Kennan         W. Nicholas Thorndike
Lawrence J. Lasser

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED BALLOT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

July 1, 2002




Prospectus/Proxy Statement

June 17, 2002

This Prospectus/Proxy Statement relates to the proposed merger of Putnam VT Technology Fund ("VT Technology Fund") into Putnam VT Voyager Fund II ("VT Voyager Fund II"), each located at One Post Office Square, Boston, MA 02109; 1-800-521-0538. As a result of the proposed merger, each shareholder of VT Technology Fund would receive shares of the corresponding class of VT Voyager Fund II equal in value at the date of the exchange to the total value of the shareholder's VT Technology Fund shares.

This Prospectus/Proxy Statement is being mailed on or about July 1, 2002. It explains concisely what you should know before voting on the matters described herein or investing in VT Voyager Fund II, a series of Putnam Variable Trust, an open-end management investment company. Please read it and keep it for future reference.

Information about VT Technology Fund and VT Voyager Fund II is incorporated into this Prospectus/Proxy Statement by reference from Putnam Variable Trust's current prospectus dated April 30, 2002, which has been filed with the Securities and Exchange Commission ("SEC"). In addition, the statement of additional information ("SAI") dated
June 17, 2002 relating to the proposed merger and the Report from Fund Management, Performance Summary, Report of Independent Accountants and financial statements relating to VT Technology Fund included in Putnam Variable Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001 have also been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference. Putnam Variable Trust's SEC file number for these documents is 033-17486.

This Prospectus/Proxy Statement is being mailed with a copy of VT Voyager Fund II's current prospectus dated April 30, 2002 (the "VT Voyager Fund II Prospectus"). Shareholders may get free copies of any of the above, request other information about the funds, or make shareholder inquiries, by contacting their financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com, or by calling Putnam toll-free at 1-800-521-0538.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of VT Voyager Fund II are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the SEC; some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-521-0538, or call your financial advisor. VT Technology Fund and VT Voyager Fund II are in the family of funds managed by Putnam Investment Management, LLC ("Putnam Management"). VT Voyager Fund II and VT Technology Fund are collectively referred to herein as the "funds," and each is referred to individually as a "fund."

You may review and copy information about the funds, including the SAI, at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C.; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also access reports and other information about the funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between open-end mutual funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees are recommending that shareholders approve the merger of VT Technology Fund into VT Voyager Fund II and the related transactions contemplated by the Agreement and Plan of Reorganization. If approved by shareholders, all of the assets of VT Technology Fund will be transferred to VT Voyager Fund II in exchange for the issuance and delivery to VT Technology Fund of shares of VT Voyager Fund II ("Merger Shares") with a value equal to the value of VT Technology Fund's assets net of liabilities and for the assumption by VT Voyager Fund II of all of the liabilities of VT Technology Fund. Immediately following the transfer, the Merger Shares received by VT Technology Fund will be distributed to its shareholders, pro rata.

2. What will happen to my investment in VT Technology Fund as a result of the merger?

Your investment in VT Technology Fund will, in effect, be exchanged for an investment in VT Voyager Fund II with an equal aggregate net asset value on the date of the merger.

3. Why is the merger being proposed at this time?

Putnam Management proposed the merger of VT Technology Fund into VT Voyager Fund II to the funds' Trustees because it offers shareholders of VT Technology Fund the opportunity to pursue long-term capital growth in a more broadly diversified fund that currently invests a significant portion of its assets in technology securities, while benefiting from the lower expenses of a larger fund, as well as experiencing greater diversification outside the technology sector and potentially lower volatility.

VT Technology Fund was launched in 2000 as a fund that would seek to capitalize on investments in the technology sector. Putnam Management believes that this investment strategy has been disadvantaged by the severe market downturn in technology stocks that commenced at the time VT Technology Fund was launched. Putnam Management does not expect to see a shift in this situation in the near future. By contrast, although VT Voyager Fund II currently invests a significant portion of its assets in technology stocks (approximately 30% as of December 31, 2001), this fund also invests in more defensive sectors such as health care, and has further diversified its holdings among various other sectors. Putnam Management believes that for these reasons, VT Voyager Fund II has the potential for greater consistency of investment performance and less volatility over the long term than a portfolio concentrating on technology investments, while allowing investors to participate in investments in technology securities within a broadly diversified fund.

The assets of VT Technology Fund have been declining, with the risk that remaining shareholders will continue to bear the burden of higher expenses and asset outflows. Putnam Management does not see a realistic possibility of asset growth for VT Technology Fund, especially in view of the lack of market demand for investment products focusing on technology stocks. This makes it highly unlikely that VT Technology Fund would achieve economies of scale and lower expenses if it were to continue to operate as a separate fund.

For these reasons, Putnam Management has recommended to the funds' Trustees that VT Technology Fund, which had assets of $31.1 million as of March 31, 2002, be combined with VT Voyager Fund II, which had assets of $24.1 million as of March 31, 2002, into a single fund, allowing the shareholders of VT Technology Fund to benefit from the lower expenses of a larger fund.

The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered Putnam Management's recommendations. Following a review of the anticipated benefits and costs of the proposed merger to the shareholders of each participating fund, the Trustees of the funds, including all of the independent Trustees who are not affiliated with Putnam Management, unanimously determined that the proposed merger is in the best interests of the shareholders of each fund and to recommend that shareholders vote FOR approval of the proposed merger.

4. How do the investment goals, policies and restrictions of the two funds compare?

Both funds invest mainly in growth stocks of U.S. companies. While VT Technology Fund seeks capital appreciation, VT Voyager Fund II seeks long-term growth of capital. Both funds invest mainly in common stocks of U.S. companies with an emphasis on growth stocks. The investment strategies of the funds differ in two principal respects: (1) VT Technology Fund invests at least 80% of its net assets in companies that derive at least 50% of their assets, revenues or profits from the technology industries, whereas VT Voyager Fund II is not similarly restricted; (2) VT Voyager Fund II is a "diversified" investment company, and VT Technology Fund is "non-diversified," which means that VT Technology Fund may invest in the securities of fewer companies than VT Voyager Fund II.


The funds share the same fundamental investment policies, except VT Voyager Fund II may not borrow money in excess of 10% of the value of its total assets, and such borrowings must be repaid before any additional investments are purchased. In contrast, VT Technology Fund may not borrow money in excess of 33 1/3% of the value of its total assets, and it is not required to repay borrowings before additional investments are purchased. (Neither fund has any present intention of borrowing.)

5. How do the management fees and other expenses of the two funds compare, and what are they estimated to be following the merger?

The following tables summarize the maximum fees and expenses you may pay when investing in the funds, expenses that each of the funds incurred for its most recent fiscal year (December 31, 2001) as well as the pro forma expenses of VT Voyager Fund II assuming consummation of the merger. The expenses shown below do not reflect any insurance-related charges or expenses. As shown below, the merger is expected to result in decreased management fees and total expenses for shareholders of VT Technology Fund.




Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                                Total Annual
                      Management  Distribution       Other     Fund Operating
                         Fees     (12b-1) Fees      Expenses      Expenses
------------------------------------------------------------------------------
VT Technology Fund
Class IA                1.00%        NONE            0.45%         1.45%
Class IB                1.00%       0.25%            0.45%         1.70%

VT Voyager Fund II
Class IA                0.70%        NONE            0.92%         1.62%
Class IB                0.70%       0.25%            0.92%         1.87%

VT Voyager Fund II

(Pro forma combined)

Class IA                0.70%        NONE            0.39%         1.09%
Class IB                0.70%       0.25%            0.39%         1.34%
------------------------------------------------------------------------------

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume, as required by the SEC, 5% return on your investment each year and that a fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                        1 year        3 years     5 years       10 years
------------------------------------------------------------------------------
VT Technology Fund
Class IA                 $148          $459           $792       $1,735
Class IB                 $173          $536           $923       $2,009

VT Voyager Fund II
Class IA                 $165          $511           $881       $1,922
Class IB                 $190          $588         $1,011       $2,190

VT Voyager Fund II
(Pro forma combined)
Class IA                 $111          $347           $601       $1,329
Class IB                 $136          $425           $734       $1,613
------------------------------------------------------------------------------

6. What are the federal income tax consequences of the proposed merger?

As long as the contracts funded through the separate accounts of the insurance company shareholders (the "Contracts") qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), the merger, whether treated as a tax-free transaction or not, will not create any tax liability for owners of Contracts ("Contract Owners").

7. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

No. The procedures for purchasing and redeeming shares of each fund, and for exchanging such shares of each fund for shares of other Putnam Variable Trust funds, are identical.

Putnam Variable Trust has an underwriting agreement relating to the funds with Putnam Retail Management Limited Partnership ("Putnam Retail Management"), One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of each fund of Putnam Variable Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

8. How will I be notified of the outcome of the merger?

If approved by shareholders, the proposed merger will likely be implemented within several weeks following the shareholder meeting. You will receive confirmation after the merger is completed which will indicate the number of units of the VT Voyager Fund II sub-account you are receiving. If the merger is abandoned, you will be notified by your fund.

9. Will the number of units I own change?

Yes, the number of units you own will change, but the total value of your units of the VT Voyager Fund II sub-account credited to you will equal the total value of your units of the VT Technology Fund sub-account at the time of the merger.

10. What percentage of shareholders' votes is required to approve the merger?

Approval of the merger of VT Technology Fund into VT Voyager Fund II will require the "yes" vote of the holders of a majority of the shares of your fund voted at the meeting.

II. Risk Factors

What are the main risks of VT Voyager Fund II and how do they compare with those of VT Technology Fund?

The risks of an investment in VT Voyager Fund II (the "fund" as used in the following discussion of main risks) are generally similar to the risks of an investment in VT Technology Fund, except that VT Voyager Fund II is not typically subject to the risk of investing in a single group of industries to the same extent. Also, as a non-diversified fund, VT Technology Fund is subject to the risk of investing its assets in the securities of relatively few companies to a greater extent than is VT Voyager Fund II. You can lose money by investing in this fund.

We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Any investment carries with it some level of risk that generally reflects its potential for reward.

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

*The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

*The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

For a description of additional risks associated with VT Voyager Fund II's main investment strategies, see the VT Voyager Fund II Prospectus.


III. Information about the Proposed Merger

General.   The shareholders of VT Technology Fund are being asked to
approve a merger between your fund and VT Voyager Fund II pursuant to an Agreement and Plan of Reorganization between the funds, dated as of May 2, 2002 (the "Agreement"), a copy of which is attached to this Prospectus/Proxy Statement as Appendix A.

Although the term "merger" is used for ease of reference, the transaction is structured as a transfer of all of the assets of VT Technology Fund to VT Voyager Fund II in exchange for the assumption by VT Voyager Fund II of all of the liabilities of VT Technology Fund and for the issuance and delivery to VT Technology Fund of shares of VT Voyager Fund II equal in aggregate value to the net value of the assets transferred to VT Voyager Fund II.

After receipt of the Merger Shares, VT Technology Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of VT Technology Fund, and the legal existence of VT Technology Fund will be terminated. Each insurance company shareholder of VT Technology Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's VT Technology Fund shares. Each insurance company will then allocate its Merger Shares on a pro rata basis among the Contract Owners in its VT Technology Fund sub-account. Unless a Contract Owner instructs his or her insurance company otherwise, amounts that would have been allocated to VT Technology Fund under an existing Contract will, following the merger, be allocated to VT Voyager Fund II.

Prior to the date of the transfer, VT Technology Fund will declare a distribution to shareholders which will have the effect of distributing to shareholders all of its remaining investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

The Trustees have voted unanimously to approve the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the shares of your fund voted at the meeting.

The investment restrictions of VT Technology Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement. It is expected that, prior to the merger, VT Technology Fund will dispose of portfolio securities inconsistent with the investment strategies of VT Voyager Fund II.

In the event that the merger does not receive the required approval, each fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of each fund's respective shareholders.

Trustees' Consideration of the Proposed Merger. The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered the anticipated benefits and costs of the proposed merger from the perspective of each fund. Independent Trustees of the funds, who are not affiliated with Putnam Management, met on several occasions, including meetings of their Contract Committee which consists solely of independent Trustees, to review the terms of the proposed merger. During the course of this review, the independent Trustees requested and received substantial additional information from Putnam Management. They were assisted in this process by independent legal counsel for the funds and the independent Trustees. Following the conclusion of this process, the Trustees, including all of the independent Trustees, determined that the merger of VT Technology Fund into VT Voyager Fund II would be in the best interests of each of the funds and its shareholders, and that the interests of existing shareholders of each fund would not be diluted by the merger. The Trustees unanimously approved the proposed merger and recommended its approval by shareholders of VT Technology Fund.

In evaluating the proposed merger, the Trustees first considered the underlying investment rationale articulated by Putnam Management. The Trustees noted that, since VT Technology Fund was first offered to investors in 2000, the technology stocks emphasized by the fund have suffered from the severe market downturn, as described above under Section I, "Synopsis -- Why is the merger being proposed at this time?". In this regard, the Trustees also considered the investment performance of each fund. The Trustees concluded that shareholders of VT Technology Fund would likely benefit from investing in a more broadly diversified fund that pursues a generally similar investment objective.

The Trustees also considered the expected savings in annual fund operating expenses for shareholders of VT Technology Fund, based on Putnam Management's unaudited estimates of the funds' expense ratios as of December 31, 2001 and the expected pro forma expense ratios based on combined assets as of the same date, as shown in the table below:

------------------------------------------------------------------------------
                                     Total (Non-12b-1) Expenses*
------------------------------------------------------------------------------
VT Technology  Fund                            1.44%
VT Voyager  Fund II                            1.26%
Pro Forma Combined                             1.01%
------------------------------------------------------------------------------

*These expenses differ from the expenses in the table on page 10 because these expenses are based on the funds' expense accrual rates at December 31, 2001, while the table is based on the funds' average net assets and the expenses incurred during their most recently completed fiscal year.

The Trustees took into account the expected costs of the proposed merger, including proxy solicitation costs, fees associated with registering the sale of VT Voyager Fund II's shares to be issued in the merger, accounting fees, and legal fees. The Trustees weighed these costs (and the estimated portfolio transaction expenses described below) against the quantifiable expected benefits of the merger, and considered Putnam Management's agreement to bear these costs to the extent they exceed certain limits established by the Trustees. Accordingly, the funds are expected to bear these costs in the following amounts:

------------------------------------------------------------------------------
VT Technology Fund           $38,808 (0.13% of 12/31/01 net assets)
VT Voyager Fund II           $24,563 (0.12% of 12/31/01 net assets)
------------------------------------------------------------------------------

In addition to the merger expenses described above, VT Technology Fund will incur certain costs in connection with the sale, prior to the merger, of securities in connection with the realignment of the fund's portfolio with the investment policies of VT Voyager Fund II. Such costs are inherently unpredictable because they are dependent in large part on market conditions at the time of sale. Putnam Management provided the Trustees with an estimate of the potential brokerage commissions involved (based on commission rates customarily paid in routine portfolio transactions) as well as an estimated total transaction cost that includes the projected market impact of large securities trades. These estimates are as follows:

------------------------------------------------------------------------------
                                             VT Technology Fund
------------------------------------------------------------------------------
Brokerage commissions only            $23,200 (0.07% of 12/31/01 net assets)

Brokerage commissions
and other transaction costs,
including potential market impact     $60,000 (0.19% of 12/31/01 net assets)
------------------------------------------------------------------------------

Putnam Management advised the Trustees that it believes that actual commissions and total transaction costs incurred in connection with realigning the portfolio of VT Technology Fund may be lower to the extent it is able to use trading techniques and take advantage of possible opportunities for inter-fund trades.

The Trustees also took into account a number of factors, including: (1) a comparison of the investment objectives and policies of the funds; (2) classification and performance rating of each fund by independent research firms such as Morningstar, Inc. and Lipper Inc.; (3) the performance history of each fund; (4) the performance history of each fund as compared to benchmark indexes; (5) the volatility of each fund's portfolio relative to the market; (6) the composition of each fund's management team; (7) the net assets and median market capitalization of each fund; (8) recent sales trends of each fund; and (9) the terms of the Agreement.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, a copy of which is attached as Appendix A. The Agreement provides that VT Voyager Fund II will acquire all of the assets of VT Technology Fund in exchange for the assumption by VT Voyager Fund II of all of the liabilities of VT Technology Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the funds' shares are valued for determining net asset value for the merger (4:00 p.m., Boston time, on October 11, 2002, or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

VT Technology Fund will sell all of its assets to VT Voyager Fund II, and in exchange, VT Voyager Fund II will assume all of the liabilities of VT Technology Fund and deliver to VT Technology Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of VT Technology Fund attributable to shares of the corresponding class of VT Technology Fund, less the value of the liabilities of VT Technology Fund assumed by VT Voyager Fund II attributable to shares of such class of VT Technology Fund. Immediately following the Exchange Date, VT Technology Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by VT Technology Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of VT Technology Fund. As a result of the proposed transaction, each shareholder of VT Technology Fund will receive a number of Merger Shares of each class equal in aggregate value at the Exchange Date to the value of the VT Technology Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of VT Voyager Fund II in the name of such VT Technology Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due such shareholder. New certificates for Merger Shares will be issued only upon written request.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date, by mutual consent of VT Voyager Fund II and VT Technology Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party. If shareholders of VT Technology Fund approve the merger, VT Technology Fund will be authorized to sell such of its portfolio securities as VT Voyager Fund II has indicated it does not wish to acquire. The Agreement provides that the sale of these portfolio securities will be substantially completed prior to the Exchange Date, unless otherwise agreed by VT Technology Fund and VT Voyager Fund II. VT Technology Fund shareholders will bear the portfolio trading costs associated with these sales because they will be completed prior to the Exchange Date.

Under the terms of the Agreement, VT Technology Fund will bear the cost of soliciting proxies from its shareholders and VT Voyager Fund II will pay the fees associated with registering the sale of its shares to be issued in the merger. All other expenses, consisting primarily of accounting and legal fees, will be allocated between the funds based on their relative net asset values. As noted above, Putnam Management has agreed to bear these expenses to the extent they exceed certain limits established by the Trustees. The merger expenses expected to be paid by each fund are discussed under "Trustees' Consideration of the Proposed Merger," above.

Description of the Merger Shares. Merger Shares will be issued to VT Technology Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are class IA and class IB shares of VT Voyager Fund II. Each class of Merger Shares has the same characteristics as shares of the corresponding class of VT Technology Fund. For more information on the characteristics of each class of Merger Shares, please see the VT Voyager Fund II Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of VT Voyager Fund II could, under certain circumstances, be held personally liable for the obligations of Putnam Variable Trust or its VT Voyager Fund II series. However, the Agreement and Declaration of Trust of Putnam Variable Trust disclaims shareholder liability for acts or obligations of Putnam Variable Trust or its VT Voyager Fund II series and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Putnam Variable Trust, VT Voyager Fund II or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of Putnam Variable Trust or its VT Voyager Fund II series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Putnam Variable Trust or its VT Voyager Fund II series would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of VT Technology Fund, which is also a series of Putnam Variable Trust, are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As long as the Contracts qualify as annuity contracts under Section 72 of the Code, the merger, whether treated as a tax-free reorganization or not, will not create any tax liability for Contract Owners.

As a condition to each fund's obligation to consummate the reorganization, each fund will receive a tax opinion from Ropes & Gray, counsel to the funds (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i) the acquisition by VT Voyager Fund II of substantially all of the assets of VT Technology Fund solely in exchange for Merger Shares and the assumption by VT Voyager Fund II of liabilities of VT Technology Fund followed by the distribution by VT Technology Fund to its shareholders of Merger Shares in complete liquidation of VT Technology Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and VT Technology Fund and VT Voyager Fund II will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by VT Technology Fund upon the transfer of VT Technology Fund's assets to VT Voyager Fund II in exchange for VT Voyager Fund II's shares and the assumption of VT Technology Fund's liabilities by VT Voyager Fund II or upon the distribution of the Merger Shares to VT Technology Fund's shareholders in liquidation of VT Technology Fund;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of VT Technology Fund on the exchange of their shares of VT Technology Fund for Merger Shares;

(iv) under Section 358 of the Code, the aggregate basis of the Merger Shares received by VT Technology Fund's shareholders will be the same as the aggregate basis of VT Technology Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of VT Technology Fund will include the holding periods of VT Technology Fund shares exchanged therefor, provided that at the time of the reorganization VT Technology Fund shares are held by such shareholders as a capital asset;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by VT Voyager Fund II upon the receipt of assets of VT Technology Fund in exchange for Merger Shares and the assumption by VT Voyager Fund II of the liabilities of VT Technology Fund;

(vii) under Section 362(b) of the Code, the basis in the hands of VT Voyager Fund II of the assets of VT Technology Fund transferred to VT Voyager Fund II will be the same as the basis of such assets in the hands of VT Technology Fund immediately prior to the transfer;

(viii) under Section 1223(2) of the Code, the holding periods of the assets of VT Technology Fund in the hands of VT Voyager Fund II will include the periods during which such assets were held by VT
Technology Fund; and

(ix) VT Voyager Fund II will succeed to and take into account the items of VT Technology Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Performance Information. The following information provides some indication of the funds' risks. Performance shown does not reflect the impact of insurance related charges and expenses. If it did, performance would be less than that shown. The charts show the performance of the funds' class IA shares. The table following the chart compares the funds' performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: BAR CHART: CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

VT Voyager Fund II
2001
-30.64%

[GRAPHIC OMITTED: BAR CHART: CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

VT Technology Fund
2001
-39.11%

Year-to-date performance through March 31, 2002, was -5.18% for VT Technology Fund and -2.81% for VT Voyager Fund II. During the periods shown in the bar chart, the highest return for a quarter was 22.36% (quarter ending 12/31/01) for VT Voyager Fund II and 32.40% (quarter ending 12/31/01) for VT Technology Fund, lowest return for a quarter was -31.71% (quarter ending 9/30/01) for VT Voyager Fund II and -36.69% (quarter ending 9/30/01) for VT Technology Fund.


Average Annual Total Returns (for periods ending 12/31/01)
------------------------------------------------------------------------------
                      Past 1 year         Past 5 years       Since Inception
------------------------------------------------------------------------------
VT Technology Fund
Class IA               -39.11%                    --            -42.42%*
Class IB               -39.17%                    --            -42.51%*
Goldman Sachs
Technology Index       -28.58%                    --            -42.74%*
S&P 500 Index          -11.89%                    --             -13.65%*

VT Voyager Fund II
Class IA               -30.64%                    --            -42.49%**
Class IB               -30.78%                    --            -42.59%**
Russell MidCap
Growth Index           -20.15%                    --            -33.25%**
Russell 2500
Growth Index           -10.83%                    --            -23.85%**
------------------------------------------------------------------------------

* Average annual total returns for the period since VT Technology Fund's inception on June 14, 2000

** Average annual total returns for the period since VT Voyager Fund
   II's inception on September 29, 2000

The performance of VT Voyager Fund II is compared to the Russell MidCap Growth Index, an unmanaged index of securities issued by medium and medium/small companies in the Russell 1000 Growth Index chosen for their growth orientation. The performance of VT Voyager Fund II is also compared to the Russell 2500 Growth Index, an unmanaged index of securities issued by the smallest 2500 companies in the Russell 3000 Index chosen for their growth orientation. The performance of VT Technology Fund is compared to the Goldman Sachs Technology Index, an unmanaged series of capitalization-weighted benchmarks that measure performance of key components of the technology sector. The performance of VT Technology Fund is also compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

Capitalization. The following table shows the capitalization of the funds as of December 31, 2001, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

-----------------------------------------------------------------------
                               (UNAUDITED)
-----------------------------------------------------------------------
                          VT Voyager    VT Technology        Pro Forma
                           Fund II          Fund+            Combined*
-----------------------------------------------------------------------
Net assets
(000's omitted)
Class IA                   $7,558          $15,526            $23,055
Class IB                   13,245           15,433             28,643
Total                      20,803           30,959             51,698

Shares outstanding
(000's omitted)
Class IA                    1,517            3,650              4,635
Class IB                    2,666            3,644              5,771
Total                       4,183            7,294             10,406

Net asset value per share
Class IA                    $4.98            $4.25              $4.97
Class IB                     4.97             4.24               4.96
-----------------------------------------------------------------------

+ VT Technology Fund's net assets reflect proxy-related costs.

*Pro forma combined net assets reflect legal and accounting merger-related costs.

The Trustees, including all of the independent Trustees, unanimously recommend approval of the merger.

IV. Information about Voting and the Shareholder Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of VT Technology Fund into VT Voyager Fund II, and the solicitation of proxies by and on behalf of the Trustees for use at the Meeting of Shareholders (the "Meeting"). The Meeting is to be held on September 12, 2002, at 11:00 a.m. at One Post Office Square, 8th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about July 1, 2002.

As of April 30, 2002, VT Technology Fund had the following shares outstanding:

------------------------------------------------------------------------------
Class IA               3,421,247

Class IB               4,444,529
------------------------------------------------------------------------------

Only shareholders of record on June 14, 2002 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from VT Technology Fund's shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of the fund's shares voted at the Meeting. Proxies from VT Voyager Fund II's shareholders are not being solicited because their approval or consent is not necessary for the merger.

Record Date, Quorum and Method of Tabulation. Shareholders of record of VT Technology Fund at the close of business on June 14, 2002 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of 30% of the shares of VT Technology Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by VT Technology Fund as tellers for the Meeting. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have no effect on the proposal.

Share Ownership. As of June 21, 2002, the officers and Trustees of each fund as a group beneficially owned less than 1% of the outstanding shares of such fund. To the best of the knowledge of the fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the fund as of June 21, 2002:


----------------------------------------------------------------------------
Class   Shareholder Name and Address                        Percentage
----------------------------------------------------------------------------
                                                                   Assuming
                                                                  Completion
                                                        Actual    of Merger+
----------------------------------------------------------------------------
VT Technology Fund
----------------------------------------------------------------------------
IA      Hartford Life (1)                               96.85%      61.73%
----------------------------------------------------------------------------
IB      Allstate Life Insurance Company (2)             84.09%      37.48%
----------------------------------------------------------------------------
IB      Allstate Life of New York (2)                    5.78%       2.58%
----------------------------------------------------------------------------
IB      National Integrity Life Insurance (3)            5.64%       2.52%
----------------------------------------------------------------------------
VT Voyager Fund II
----------------------------------------------------------------------------
IA      Hartford Life (1)                              100.00%      36.28%
----------------------------------------------------------------------------
IB      Allstate Life Insurance Company (2)             53.42%      29.59%
----------------------------------------------------------------------------
IB      Integrity Life Insurance (3)                     8.97%       4.97%
----------------------------------------------------------------------------
IB      ING Smart Design (4)                             8.65%       4.79%
----------------------------------------------------------------------------
IB      Travelers Life & Annuity Company (5)             7.95%       4.41%
----------------------------------------------------------------------------

+   Percentage owned assuming completion of proposed merger on June 21, 2002.

(1) The Hartford, 200 Hopmeadow St., Simsbury, CT 06089

(2) Allstate Life Insurance Company, 3100 Sanders Rd., Northbrook, IL 60062

(3) Integrity Life Insurance Company, 515 West Market Street, Louisville,
    KY 40202

(4) ING Life Companies, 1290 Broadway, Denver, CO 80203

(5) The Travelers Life Insurance Company, One Tower Square, Hartford,
    CT 06183

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this Prospectus/Proxy Statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each insurance company shareholder will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts retained by each insurance company shareholder will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes."

Contract Owners will have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor. To vote via the Internet, you will need the 14-digit control number that appears on your ballot. To use the Internet, please access the Internet address listed on your ballot. The Internet voting procedures are designed to authenticate your identity, to allow you to give your voting instructions, and to confirm that your instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from electronic access providers and telephone companies, that must be borne by the Contract Owners.

Revocation of Instructions. Any Contract Owner giving instructions to an insurance company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

Solicitation of Proxies.   In addition to soliciting proxies and voting
instructions by mail, the Trustees of VT Technology Fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management and the insurance companies may solicit voting instructions from Contract Owners in person or by telephone. The procedure for solicitation of proxies and voting instructions by telephone is designed to authenticate Contract Holders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. VT Technology Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. VT Technology Fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number their insurance company has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The Contract Owners would then be given an opportunity to give their instructions. To ensure that the Contract Holders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The Trustees of VT Technology Fund have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, the fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time by the insurance company shareholder before they are voted either (i) by a written revocation received by the Clerk of Putnam Variable Trust, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

Appendix A

EXECUTION COPY

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of May 2, 2002 in Boston, Massachusetts, by and between Putnam Variable Trust, a Massachusetts business trust, on behalf of its Putnam VT Voyager Fund II series ("Acquiring Fund"), Putnam Variable Trust, a Massachusetts business trust, on behalf of its Putnam VT Technology Fund series ("Acquired Fund"), and Putnam Investment Management, LLC, a Delaware limited liability company.

PLAN OF REORGANIZATION

(a) Acquired Fund will sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund (i) a number of full and fractional Class IA shares of beneficial interest of Acquiring Fund (the "Class IA Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IA shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IA shares of Acquired Fund assumed by Acquiring Fund on such date and (ii) a number of full and fractional Class IB shares of beneficial interest of Acquiring Fund (the "Class IB Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IB shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IB shares of Acquired Fund assumed by Acquiring Fund on such date. The Class IA Merger Shares and the Class IB Merger Shares shall be referred to collectively as the "Merger Shares." It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund shall distribute in complete liquidation to its Class IA and Class IB shareholders of record as of the Exchange Date the Merger Shares, each shareholder being entitled to receive that proportion of such Class IA and Class IB Merger Shares that the number of Class IA and Class IB shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of such Class IA and Class IB shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will be issued only if the shareholder so requests.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund. Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is a series of Putnam Variable Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Putnam Variable Trust is not required to qualify as a foreign association in any jurisdiction. Putnam Variable Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Putnam Variable Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended December 31, 2001, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to Acquired Fund. Such statement of assets and liabilities and schedule of investments fairly present the financial position of Acquiring Fund as of the dates thereof and such statement of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated April 30, 2001, previously furnished to Acquired Fund, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquired Fund (collectively, the "Acquiring Fund Prospectus") do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Prospectus (as defined below).

(f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2001 and those incurred in the ordinary course of Acquiring Fund's business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto
Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").


(h) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Acquiring Fund on Form N 14 relating to the Merger Shares issuable hereunder, and the proxy statement of Acquired Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the Registration Statement (the "Prospectus"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquiring Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquiring Fund's officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n) The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund. Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is a series of Putnam Variable Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Putnam Variable Trust is not required to qualify as a foreign association in any jurisdiction. Putnam Variable Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Putnam Variable Trust is registered under the 1940 Act as an open end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended December 31, 2001, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to Acquiring Fund. Such statement of assets and liabilities and schedule of investments fairly present the financial position of Acquired Fund as of December 31, 2001, and such statement of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated April 30, 2001, previously furnished to Acquiring Fund, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquiring Fund (collectively the "Acquired Fund Prospectus"), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement.

(f) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2001 and those incurred in the ordinary course of Acquired Fund's business as an investment company since such date. Prior to the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2001, whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H S R Act.

(h) The Registration Statement, the Prospectus and the Proxy Statement, on the Effective Date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) below and on the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectuses or Proxy Statements.

(i) There are no material contracts outstanding to which Acquired Fund is a party, other than as will be disclosed in the Prospectus or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquired Fund's officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term "Investments" shall mean Acquired Fund's investments shown on the schedule of its investments as of December 31, 2001 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(o) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its mandatory investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund's obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after December 31, 2001 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class IA and Class IB Merger Shares received by it to the Class IA and Class IB shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

(b) As soon as practicable following the requisite approval of the shareholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund shall indicate it does not wish to acquire. Such liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c) Acquired Fund will pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

(d) The Valuation Time shall be 4:00 p.m. Boston time on October 11, 2002 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange date; valuation time. On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class IA Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to Class IA shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to the Class IA shares of Acquired Fund assumed by Acquiring Fund on that date and (ii) a number of full and fractional Class IB Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class IB shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class IB shares of Acquired Fund assumed by Acquiring Fund on that date.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class IA and Class IB shares of Acquired Fund and the value of the liabilities attributable to the Class IA and Class IB shares of Acquired Fund to be assumed by Acquiring Fund shall in each case be determined as of the Valuation Time.

(b) The net asset value of the Class IA and Class IB Merger Shares, and the value of the assets and liabilities of the Class IA and Class IB shares of Acquired Fund shall be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund's assets and liabilities.

(c) No adjustment shall be made in the net asset value of either
Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d) Reserved.

(e) Acquiring Fund shall issue the Merger Shares to Acquired Fund in two certificates registered in the name of Acquired Fund, one for Class IA Merger Shares and one for Class IB Merger Shares. Acquired Fund shall distribute the Class IA Merger Shares to the Class IA shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class IA shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class IB Merger Shares to the Class IB shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class IB shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, Acquiring Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), receive certificates representing the Merger Shares, or pledge such Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f) Acquiring Fund shall assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

5. Expenses, fees, etc.

(a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified in (i) below, "Expenses") will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation will be borne by Acquired Fund, and (ii) the costs of liquidating such of Acquired Fund's portfolio securities as Acquiring Fund shall indicate it does not wish to acquire prior to the Exchange Date shall be borne by Acquired Fund; provided however, that the Expenses to be borne by the Acquiring Fund will not exceed $24,563, the Expenses to be borne by the Acquired Fund will not exceed $62,008, and the remainder of any such Expenses will be borne by Putnam Investment Management, LLC; and provided further that such Expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquiring Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in
Section 8), or by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in Section 9, Acquiring Fund shall pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquired Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in
Section 9), or by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in Section 8, Acquired Fund shall pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund's or Acquired Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund's or Acquired Fund's obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date. Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Meeting of shareholders; dissolution.

(a) Acquired Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Putnam Variable Trust in accordance with applicable law and that on and after the Exchange Date, Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund has, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to Acquiring Fund and to Ropes & Gray for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to Acquiring Fund's obligations. The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) a majority of the shares of Acquired Fund voted at a duly constituted meeting.

(b) That Acquired Fund shall have furnished to Acquiring Fund a statement of Acquired Fund's net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund's behalf by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Acquired Fund since December 31, 2001 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquired Fund shall have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Acquired Fund shall have delivered to Acquiring Fund an agreed upon procedures letter from PricewaterhouseCoopers LLP dated the Exchange Date, setting forth findings of PricewaterhouseCoopers LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertions that (i) for the period from January 1, 2002 to the Exchange Date Acquired Fund qualified as a regulated investment company under the Internal Revenue Code (the "Code"), (ii) as of the Exchange Date, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a series of Putnam Variable Trust, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Putnam Variable Trust's Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund or Putnam Variable Trust, on behalf of Acquired Fund, is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Putnam Variable Trust's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund whose responsibility it is to advise Acquired Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H S R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g) That Acquiring Fund shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code, (ii) no gain or loss will be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange, (iv) Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by Acquired Fund; and (v) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Internal Revenue Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Internal Revenue Code and Regulations thereunder.

(h) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquiring Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H S R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Fund and Ropes & Gray.

(l) That, prior to the Exchange Date, Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund's investment income excludable from gross income under Section 103 of the Code over
(Y) Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after December 31, 2001, and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after December 31, 2001, and on or prior to the Exchange Date.

(m) That Acquired Fund's custodian shall have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(n) That Acquired Fund's transfer agent shall have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest of Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents shall have revealed otherwise, either (i) Acquired Fund shall have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(p) That Acquiring Fund shall have received from PricewaterhouseCoopers LLP an agreed upon procedures letter addressed to Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to Acquiring Fund setting forth the findings of PricewaterhouseCoopers LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertion that as of the Valuation Time the value of the assets of Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10, Section 5 of Putnam Variable Trust's Bylaws pursuant to the procedures customarily utilized by Acquiring Fund in valuing its assets and issuing its shares.

(q) That Acquired Fund shall have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund's obligations.  The obligations of
Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and
(iii) a majority of the shares of Acquired Fund voted at a duly constituted meeting.

(b) That Acquiring Fund shall have furnished to Acquired Fund a statement of Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since December 31, 2001, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund shall have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That Acquiring Fund shall have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending or threatened with respect to the matters by this Agreement.

(f) That Acquired Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a series of Putnam Variable Trust, a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Acquiring Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Putnam Variable Trust's Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund or Putnam Variable Trust, on behalf of Acquiring Fund, is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Putnam Variable Trust's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Acquired Fund shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code, (ii) no gain or loss will be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement, (iii) no gain or loss will be recognized by the Acquired Fund shareholders on the exchange of their shares of the Acquired Fund for Merger Shares; (iv) the aggregate basis of the Merger Shares a Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor, and (v) a Acquired Fund shareholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund's shares as a capital asset.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquired Fund and Ropes & Gray.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H S R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a) Acquired Fund will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

(b) Acquiring Fund will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, the Proxy Statements, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No broker, etc. Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. Acquired Fund and Acquiring Fund may, by mutual consent of their trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and Acquiring Fund.

13. Rule 145. Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PUTNAM VARIABLE TRUST, ON BEHALF OF ITS PUTNAM VT VOYAGER FUND II SERIES, OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM VARIABLE TRUST, ON BEHALF OF ITS PUTNAM VT VOYAGER FUND II SERIES, SUCH REGISTRATION IS NOT REQUIRED."


and, further, Acquiring Fund will issue stop transfer instructions to Acquiring Fund's transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust. Copies of the Agreements and Declarations of Trust of Putnam Variable Trust are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Acquired Fund or Acquiring Fund individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.




This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.


                      PUTNAM VARIABLE TRUST,
                      on behalf of its Putnam VT Voyager Fund II series

                      By:  /s/ Charles E. Porter
                      Title:  Executive Vice President and Treasurer

                      PUTNAM VARIABLE TRUST,
                      on behalf of its Putnam VT Technology Fund series

                      By:  /s/ Charles E. Porter
                      Title:  Executive Vice President and Treasurer

                      PUTNAM INVESTMENT MANAGEMENT, LLC

                      By:  /s/ Gordon H. Silver
                      Title:  Senior Managing Director


Appendix B

Excerpts from Putnam Variable Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001

Putnam Variable Trust
Putnam VT Voyager Fund II

To the shareholders of Putnam Variable Trust

There has hardly been a time in recent memory when investments across the asset-class spectrum have been under as much duress as during the 12 months ended December 31, 2001. A widespread downturn in the global economy and the resulting edginess of investors brought declines in virtually all but the safest investments. While equity markets floundered, many bond markets enjoyed renewed strength as investors took flight to high-quality fixed-income investments. Inflation remained low, and many central banks lowered interest rates in an effort to stimulate growth. Putnam's research analysts and portfolio managers did their best to mitigate risk, however, the economic downturn was swift and severe. Among equities, U.S. stocks again led international issues, while U.S. Treasuries led the world's fixed-income markets.

EQUITIES

United States The stock markets, which were already volatile in the face of continued economic weakness, were unable to sustain a brief rally over the spring, as corporate earnings disappointments continued. Technology and telecommunications stocks led the decline, while defensive sectors including health care, financials, and utilities held up better. The unprecedented events of September 11 forced U.S. equity markets to close for four consecutive days -- the longest hiatus since the Great Depression. Value outperformed growth until the market's rebound in October, when growth -- along with technology and telecommunications -- began returning to positive territory.

Europe European markets were especially hard hit by the U.S. economic slowdown and by weakness in the euro and other foreign currencies. At first, the weak euro gave European companies a price advantage versus international competitors. Later on, the general deterioration in international trade took its toll, and large exporting countries, including Germany and Italy, began to slump. Europe's technology sector is relatively small; however, its large telecommunications sector was troubled by the huge debts taken on by national telecom service providers. Stocks from the United Kingdom also underperformed considerably. European electricity providers offered one bright spot, as European markets began to open to cross-border competition.

Asia and emerging markets Most emerging markets suffered considerably as a result of the global economic slowdown and falling commodity prices. Latin American markets also had Argentina's instability clouding their performance. Asian markets were hard hit by the global slump in technology and telecommunications equipment spending, and then by a broader economic slowdown in the United States and Europe. Japan continued to struggle with economic weakness, although its equities performed better than many other Asian issues. Australian equities performed well, however. South Korea recovered at the end of the period, and other Asian markets were showing signs of recovery as well.

FIXED INCOME

United States For most of the period, declining interest rates and a steepening yield curve provided a favorable backdrop for the U.S. bond market. In addition, the U.S. Treasury elected to use part of the budget surplus to buy back its own bonds, which helped push bond prices higher. As a result, all fixed-income sectors performed well. Following the September 11 terrorist attacks, investors bid up the price of U.S. Treasuries sharply higher in a massive flight to quality. As fears receded and investors began to anticipate recovery, Treasuries sold off sharply and higher-risk parts of the bond market began to outperform.

Global As was the case in the United States, demand for lower-risk investments increased in other world markets over the period. The result was solid performance in many of the world's bond markets, pushing valuations to unreasonable levels. Japan's bond market suffered under credit-rating downgrades of the country's sovereign debt and bank securities amid a dismal economic climate. Latin American markets labored under the fear of debt default in Argentina, although excessive reaction created select opportunities in some countries.

High yield Significant volatility, high default rates, and economic weakness provided numerous challenges for high-yield securities over the period. It was also a time of dramatic interest rate reductions, and positive returns for high-yield bonds. Telecommunications bonds, which had dominated the market a few years ago, provided significant negative returns as industry over expansion and a severe industry slowdown took their toll. Historically wide credit spreads following the terrorist attacks of September 11 pushed down high-yield bond prices before fears abated and high-yield bonds began to outperform once again in October and November.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change.


PERFORMANCE SUMMARY

Total return at net asset value
(as of 12/31/01)
------------------------------------------------------------------------------
VT Voyager Fund II            1 year       Cumulative*     Cumulative
                                                           Annualized
------------------------------------------------------------------------------
Class IA shares               -30.64         -50.20         -42.49
Class IB shares               -30.78         -50.30         -42.59
------------------------------------------------------------------------------

* Commencement of operations: September 29, 2000.

Past performance is not indicative of future results. More recent returns may be less or more than those shown. Investment returns and principal value fluctuate and involve risk of loss. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected.

Except for a recovery in the last quarter, 2001 was an especially challenging year for portfolios that invest in growth stocks. Overall, Putnam VT Voyager Fund II's performance reflected market conditions which, in turn, reflected the deterioration in the U.S. economy and the impact of the slowdown on the earnings of all companies. Growth stocks, which typically carry higher P/E multiples, were particularly affected. During a recession, value or large-cap stocks have historically been favored over growth stocks, which usually have higher relative valuations and are more sensitive to earnings disappointments. Reflecting this environment, for the 12 months ended December 31, 2001, Putnam VT Voyager Fund II's class IA shares returned -30.64% at net asset value.

During the first half of 2001, economic conditions slowed significantly as overall demand slowed, inventories accumulated and companies reacted by cutting expenses, especially capital spending. This took a severe toll on many sectors of the economy and continued through the spring. The Federal Reserve continued to aggressively lower interest rates and the team began to see stabilization of various economic indicators by the start of the third quarter. However, the events of September 11th delayed a recovery. Growth stocks continued to under-perform, but valuations became increasingly attractive and market sentiment turned more positive. The markets then staged a dramatic recovery in the fourth quarter but not enough to offset the prior underperformance.

Technology represented the largest sector in the portfolio and was hit hard by the decline in capital spending. Management continues to believe that technology spending will recover as companies need to spend on software, storage and network infrastructure in order to remain productive. Over the course of last year, management took steps to increase the portfolio's weighting in the health-care sector. New pharmaceuticals, medical products and services along with the emerging bio-technology industry were strong relative performers last year. The media sector ended the year on a strong note in anticipation of a better advertising environment in 2002.

The fund held stocks of some independent power producers, which negatively impacted the portfolio, because of their association with Enron. Management also increased weightings in specialty retail and discount stores, and in the energy sector where valuations became attractive because of the decline in oil and gas prices.

Despite disappointing results in 2001, management remains focused on its objective, which is to invest in growth stocks that over the long term have demonstrated the ability to deliver attractive returns.


[GRAPHIC OMITTED: WORM CHART: CUMULATIVE TOTAL RETURNS OF A $10,000 INVESTMENT IN CLASS IA AND CLASS IB SHARES AT NET ASSET VALUE]

CUMULATIVE TOTAL RETURNS OF A $10,000 INVESTMENT IN CLASS IA AND CLASS IB SHARES AT NET ASSET VALUE

Putnam VT Voyager Fund II -- since inception (9/29/00)

                         Class IA        Class IB       Russell MidCap
                                                        Growth Index

9/29/00                  10,000           10,000          10,000
12/31/00                  7,144            7,144           7,675
3/31/01                   5,164            5,164           5,750
6/30/01                   5,930            5,930           6,680
9/30/01                   4,050            4,040           4,823
12/31/01                 $4,980           $4,970          $6,129


The Russell MidCap Growth Index is an unmanaged index of securities issued by midsized companies in the Russell 1000 chosen for their growth orientation. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.


TABLE OF CONTENTS

I. Synopsis                                                        7

II. Risk Factors                                                  12

III. Information about the Proposed Mergers                       13

IV. Information about Voting and the Shareholder Meeting          23

Appendix A - Agreement and Plan of Reorganization                A-1

Appendix B - Excerpts from Putnam Variable Trust's Annual
Report to Shareholders for the Fiscal Year Ended
December 31, 2001                                                B-1

Putnam Investments
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581                                  xxxxx 6/02


PUTNAM VT INTERNATIONAL GROWTH FUND


PUTNAM VT VOYAGER FUND II


SERIES OF PUTNAM VARIABLE TRUST

FORM N-14
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

June 17, 2002

This Statement of Additional Information ("SAI") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statements dated June 17, 2002 (each, a "Prospectus/Proxy Statement") relating to the sale of all or substantially all of the assets of Putnam VT Asia Pacific Growth Fund to Putnam VT International Growth Fund and Putnam VT Technology Fund to Putnam VT Voyager Fund II. Putnam VT Asia Pacific Growth Fund, Putnam VT International Growth Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II are each a series of Putnam Variable Trust. Part I and
Part II of Putnam Variable Trust's Statement of Additional Information, each dated April 30, 2002, are attached to this SAI as Appendix A and Appendix B, respectively. This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the relevant Prospectus/Proxy Statement. This SAI should be read in conjunction with the relevant Prospectus/Proxy Statement. Investors may obtain a free copy of a Prospectus/Proxy Statement by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109, or by calling 1-800-521-0538.


TABLE OF CONTENTS

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENT                  3

PRO FORMA FINANCIAL STATEMENTS                                   3

APPENDIX A                                                       A-1

APPENDIX B                                                       B-1


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the independent accountants for Putnam Variable Trust, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for Putnam Variable Trust. The Report of Independent Accountants and financial statements included in Putnam Variable Trust's Annual Report for the fiscal year ended December 31, 2001, filed electronically on March 8, 2002 (File Nos. 33-17486 and 811-05346) are incorporated by reference into this SAI. The audited financial statements for Putnam Variable Trust incorporated by reference into the relevant Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

PRO FORMA FINANCIAL STATEMENTS.

In accordance with Item 14.2 of Form N-14, the pro forma financial statements of Putnam VT International Growth Fund are not provided because, as of April 16, 2002, the net asset value of Putnam VT Asia Pacific Growth Fund ($67,831,351) did not exceed ten percent of the net asset value of Putnam VT International Growth Fund ($819,982,693).


[The rest of this page intentionally left blank.]


Putnam VT Technology Fund
and
Putnam VT Voyager Fund II
Pro forma Combining Financial Statements
(Unaudited)


The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of December 31, 2001 and the unaudited pro forma combining statement of operations for the twelve months ended December 31, 2001 presents the results of operations of Putnam VT Voyager Fund II as if the combination with Putnam VT Technology Fund had been consummated at January 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at January 1, 2001. These historical statements have been derived from Putnam VT Voyager Fund II's and Putnam VT Technology Fund's books and records utilized in calculating daily net asset value at December 31, 2001, and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of Putnam VT Technology Fund to Putnam VT Voyager Fund II in exchange for the assumption by Putnam VT Voyager Fund II of all of the liabilities of Putnam VT Technology Fund and for a number of Putnam VT Voyager Fund II's shares equal in value to the value of the net assets of Putnam VT Technology Fund transferred to Putnam VT Voyager Fund II. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Putnam VT Voyager Fund II for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of Putnam VT Voyager Fund II and Putnam VT Technology Fund incorporated by reference in this statement of additional information.


The Pro Forma Combining Investment Portfolio of Putnam VT Voyager Fund II and
Putnam VT Technology Fund

December 31, 2001
                                                                              Putnam VT
                                                                           Voyager Fund II
---------------------------------------------------------------------------------------------
Common Stocks 99.7%*                                                    Shares          Value
---------------------------------------------------------------------------------------------
Aerospace and Defense 0.1%
---------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                    260          26,211

Airlines 1.2%
---------------------------------------------------------------------------------------------
Ryanair Holdings PLC ADR (Ireland) (NON)                                5,380         172,429
Southwest Airlines Co.                                                  3,700          68,376
                                                                               --------------
                                                                                      240,805

Automotive 0.4%
---------------------------------------------------------------------------------------------
Gentex Corp. (NON)                                                      3,100          82,863

Banking 3.1%
---------------------------------------------------------------------------------------------
Bank of New York Company, Inc. (The)                                    1,200          48,960
Fifth Third Bancorp                                                     4,100         251,453
TCF Financial Corp.                                                     7,100         340,658
                                                                               --------------
                                                                                      641,071

Beverage 0.2%
---------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                             890          43,334

Biotechnology 3.9%
---------------------------------------------------------------------------------------------
Genzyme Corp. (NON)                                                     1,600          95,776
IDEC Pharmaceuticals Corp. (NON)                                        1,400          96,502
ILEX Oncology, Inc. (NON)                                               3,200          86,528
InterMune, Inc. (NON)                                                   2,700         133,002
Invitrogen Corp. (NON)                                                  3,600         222,948
Ligand Pharmaceuticals, Inc. Class B (NON)                              2,800          50,120
MedImmune, Inc. (NON)                                                   1,230          57,011
Scios, Inc. (NON)                                                       3,200          76,064
                                                                               --------------
                                                                                      817,951

Commercial and Consumer Services 5.1%
---------------------------------------------------------------------------------------------
CDW Computer Centers, Inc. (NON)                                        3,500         187,985
Choicepoint, Inc. (NON)                                                 4,100         207,829
Cintas Corp.                                                            3,300         158,400
Corporate Executive Board Co. (The) (NON)                               4,600         168,820
eBay, Inc. (NON)                                                        2,200         147,180
Exult, Inc. (NON)                                                       5,500          88,275
Paychex, Inc.                                                           1,500          52,275
Weight Watchers International, Inc. (NON)                               1,420          48,024
                                                                               --------------
                                                                                    1,058,788

Communications Equipment 1.9%
---------------------------------------------------------------------------------------------
CIENA Corp. (NON)
Cisco Systems, Inc. (NON)                                               5,990         108,479
Extreme Networks, Inc. (NON)                                            5,250          67,725
Juniper Networks, Inc. (NON)                                            2,300          43,585
Lucent Technologies, Inc.
Nokia OYJ ADR (Finland)                                                   830          20,360
QUALCOMM, Inc. (NON)                                                    1,590          80,295
Scientific-Atlanta, Inc.
Sonus Networks, Inc. (NON)                                             17,400          80,388
Telefonaktiebolaget LM Ericsson AB ADR (Sweden)
                                                                               --------------
                                                                                      400,832

Computer-Hardware 4.4%
---------------------------------------------------------------------------------------------
Brocade Communications Systems, Inc. (NON)                              3,600         119,232
Compaq Computer Corp.
Dell Computer Corp. (NON)                                               2,890          78,550
EMC Corp. (NON)
Emulex Corp. (NON)                                                      7,000         276,570
Hewlett-Packard Co.                                                     1,310          26,907
IBM Corp.                                                                 760          91,930
Lexmark International, Inc. (NON)
McDATA Corp. Class A (NON)                                              3,900          95,550
NCR Corp. (NON)
QLogic Corp. (NON)                                                      5,200         231,452
Research in Motion, Ltd. (Canada) (NON)
Sun Microsystems, Inc. (NON)
Symbol Technologies, Inc.
VeriSign, Inc. (NON)
                                                                               --------------
                                                                                      920,191

Computer-Services 1.3%
---------------------------------------------------------------------------------------------
Accenture, Ltd. Class A (Bermuda) (NON)
Automatic Data Processing, Inc.
BISYS Group, Inc. (The) (NON)                                             630          40,314
Computer Sciences Corp. (NON)
Convergys Corp. (NON)
Electronic Data Systems Corp.                                             800          54,840
Jack Henry & Associates, Inc.                                           3,100          67,704
KPMG Consulting, Inc. (NON)
VeriSign, Inc. (NON)                                                    2,835         107,843
                                                                               --------------
                                                                                      270,701

Conglomerates 1.5%
---------------------------------------------------------------------------------------------
General Electric Co.                                                    4,450         178,356
Tyco International, Ltd. (Bermuda)                                      2,230         131,347
                                                                               --------------
                                                                                      309,703

Consumer Finance 0.5%
---------------------------------------------------------------------------------------------
AmeriCredit Corp. (NON)                                                 1,880          59,314
Capital One Financial Corp.                                               950          51,253
Providian Financial Corp.                                                 750           2,663
                                                                               --------------
                                                                                      113,230

Consumer Goods 0.1%
---------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                     385          22,234

Consumer Services 0.8%
---------------------------------------------------------------------------------------------
TMP Worldwide, Inc. (NON)                                               3,700         158,730

Electronics 15.7%
---------------------------------------------------------------------------------------------
Alpha Industries, Inc. (NON)                                            3,900          85,020
Altera Corp. (NON)
Applied Materials, Inc. (NON)
Applied Micro Circuits Corp. (NON)                                      6,700          75,844
Broadcom Corp. Class A (NON)                                              940          38,418
Celestica, Inc. (Canada) (NON)
DDi Corp. (NON)                                                         4,000          39,360
Exar Corp. (NON)                                                        3,700          77,145
Finisar Corp. (NON)                                                     8,300          84,411
Flextronics International, Ltd. (Singapore) (NON)                       5,060         121,389
Integrated Device Technology, Inc. (NON)                                3,000          79,770
Intel Corp.                                                             4,870         153,162
International Rectifier Corp. (NON)
Jabil Circuit, Inc. (NON)                                               6,300         143,136
KLA-Tencor Corp. (NON)                                                    385          19,081
LAM Research Corp. (NON)                                                2,200          51,084
Linear Technology Corp.                                                 5,600         218,624
LSI Logic Corp. (NON)                                                   2,560          40,397
LTX Corp. (NON)                                                         3,400          71,196
Marvell Technology Group, Ltd. (Bermuda) (NON)                         10,100         361,782
Maxim Integrated Products, Inc. (NON)                                   7,790         409,053
Micrel, Inc. (NON)                                                      2,200          57,706
Microchip Technology, Inc. (NON)                                        3,400         131,716
Motorola, Inc.
Novellus Systems, Inc. (NON)                                            2,000          78,900
PerkinElmer, Inc.                                                       1,800          63,036
Plexus Corp. (NON)                                                      2,560          67,994
PMC - Sierra, Inc. (NON)                                                3,600          76,536
RF Micro Devices, Inc. (NON)                                            3,600          69,228
Sanmina Corp. (NON)                                                     9,710         193,229
Semtech Corp. (NON)                                                     4,400         157,036
Silicon Laboratories, Inc. (NON)                                        6,200         209,002
Solectron Corp. (NON)                                                   2,560          28,877
Texas Instruments, Inc.
Xilinx, Inc. (NON)
Varian Semiconductor Equipment (NON)                                    1,700          58,803
                                                                               --------------
                                                                                    3,260,935

Energy 2.6%
---------------------------------------------------------------------------------------------
BJ Services Co. (NON)                                                   3,500         113,575
ENSCO International, Inc.                                               2,700          67,095
Nabors Industries, Inc. (NON)                                           3,000         102,990
National-Oilwell, Inc. (NON)                                            3,600          74,196
Patterson-UTI Energy, Inc. (NON)                                        2,400          55,944
Varco International, Inc. (NON)                                         8,900         133,322
                                                                               --------------
                                                                                      547,122

Entertainment 1.0%
---------------------------------------------------------------------------------------------
Viacom, Inc. Class B (NON)                                              4,710         207,947

Financial 0.6%
---------------------------------------------------------------------------------------------
Citigroup, Inc.                                                         1,070          54,014
Fannie Mae                                                                970          77,115
                                                                               --------------
                                                                                      131,129

Food 0.6%
---------------------------------------------------------------------------------------------
Kraft Foods, Inc. Class A                                                 770          26,203
Krispy Kreme Doughnuts, Inc. (NON)                                      2,300         101,660
                                                                               --------------
                                                                                      127,863

Health Care Services 7.3%
---------------------------------------------------------------------------------------------
Accredo Health, Inc. (NON)                                              3,430         136,171
AdvancePCS (NON)                                                        6,500         190,775
AmerisourceBergen Corp.                                                 3,350         212,893
Anthem, Inc. (NON)                                                        900          44,550
Caremark Rx, Inc. (NON)                                                 9,500         154,945
Community Health Systems, Inc. (NON)                                    4,500         114,750
HCA, Inc.                                                               1,140          43,936
Healthsouth Corp. (NON)                                                10,100         149,682
McKesson  Corp.                                                           910          34,034
Pharmaceutical Product Development, Inc. (NON)                          3,700         119,547
Province Healthcare Co. (NON)                                           4,600         141,956
Quest Diagnostics, Inc. (NON)                                           1,200          86,052
UnitedHealth Group, Inc.                                                1,110          78,555
                                                                               --------------
                                                                                    1,507,846

Insurance 0.4%
---------------------------------------------------------------------------------------------
American International Group, Inc.                                        870          69,078
XL Capital, Ltd. Class A (Bermuda)                                        230          21,013
                                                                               --------------
                                                                                       90,091

Investment Banking/Brokerage 0.6%
---------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                            800          53,440
Morgan Stanley Dean Witter & Co.                                        1,430          79,994
                                                                               --------------
                                                                                      133,434

Lodging/Tourism 1.7%
---------------------------------------------------------------------------------------------
Cendant Corp. (NON)                                                     2,560          50,202
Extended Stay America, Inc. (NON)                                      14,300         234,520
Four Seasons Hotels, Inc. (Canada)                                      1,400          65,464
                                                                               --------------
                                                                                      350,186

Manufacturing 0.2%
---------------------------------------------------------------------------------------------
Shaw Group, Inc. (NON)                                                  1,700          39,950

Media 8.8%
---------------------------------------------------------------------------------------------
AOL Time Warner, Inc. (NON)                                             1,920          61,632
Cox Radio, Inc. Class A (NON)                                           2,400          61,152
Echostar Communications Corp. Class A (NON)                             1,440          39,557
Entercom Communications Corp. (NON)                                     5,300         265,000
Hispanic Broadcasting Corp. (NON)                                       4,200         107,100
Lamar Advertising Co. (NON)                                             7,000         296,380
Radio One, Inc. Class A (NON)                                           7,900         145,913
Radio One, Inc. Class D (NON)                                          11,700         210,717
Univision Communications, Inc. (NON)                                    7,300         295,358
Westwood One, Inc. (NON)                                               11,800         354,590
                                                                               --------------
                                                                                    1,837,399

Medical Technology 6.2%
---------------------------------------------------------------------------------------------
Charles River Laboratories International, Inc. (NON)                    7,000         234,360
Cytyc Corp. (NON)                                                       8,010         209,061
Haemonetics Corp. (NON)                                                 1,300          44,096
Medtronic, Inc.                                                         2,060         105,493
ResMed, Inc. (NON)                                                      1,700          91,664
Respironics, Inc. (NON)                                                 1,700          58,888
Stryker Corp.                                                           5,200         303,524
Varian Medical Systems, Inc. (NON)                                      1,800         128,268
Zimmer Holdings, Inc. (NON)                                             3,600         109,944
                                                                               --------------
                                                                                    1,285,298

Natural Gas Utilities 0.2%
---------------------------------------------------------------------------------------------
Dynegy, Inc. Class A                                                    1,515          38,633

Oil & Gas 0.4%
---------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                     2,000          78,220

Pharmaceuticals 8.0%
---------------------------------------------------------------------------------------------
Allergan, Inc.                                                            970          72,799
Andrx Group (NON)                                                       1,210          85,196
Bristol-Myers Squibb Co.                                                  700          35,700
Cephalon, Inc. (NON)                                                    4,900         370,367
Johnson & Johnson                                                       1,980         117,018
King Pharmaceuticals, Inc. (NON)                                        5,951         250,716
Lilly (Eli) & Co.                                                       1,170          91,892
Medicis Pharmaceutical Corp. Class A (NON)                              1,700         109,803
Pfizer, Inc.                                                            5,380         214,393
Schering-Plough Corp.                                                   3,000         107,430
Shire Pharmaceuticals Group PLC ADR (United Kingdom) (NON)              5,900         215,940
                                                                               --------------
                                                                                    1,671,254

Power Products 0.1%
---------------------------------------------------------------------------------------------
Mirant Corp. (NON)                                                      1,845          29,557

Restaurants 0.9%
---------------------------------------------------------------------------------------------
Applebee's International, Inc.                                          1,500          51,300
Starbucks Corp. (NON)                                                   7,630         145,352
                                                                               --------------
                                                                                      196,652

Retail 8.6%
---------------------------------------------------------------------------------------------
AutoZone, Inc. (NON)                                                    3,400         244,120
Bed Bath & Beyond, Inc. (NON)                                          16,100         545,779
Best Buy Co., Inc. (NON)                                                  390          29,047
Columbia Sportswear Co. (NON)                                           1,900          63,270
Dollar Tree Stores, Inc. (NON)                                          7,700         238,007
Family Dollar Stores, Inc.                                              4,200         125,916
Kohls Corp. (NON)                                                       2,300         162,012
Lowe's Companies, Inc.                                                  3,030         140,622
O'Reilly Automotive, Inc. (NON)                                           420          15,317
Tiffany & Co.                                                           2,400          75,528
Wal-Mart Stores, Inc.                                                   2,480         142,724
                                                                               --------------
                                                                                    1,782,342

Schools 1.3%
---------------------------------------------------------------------------------------------
Apollo Group, Inc. Class A (NON)                                        2,950         132,780
SmartForce PLC ADR (NON)                                                5,600         138,600
                                                                               --------------
                                                                                      271,380

Software 8.2%
---------------------------------------------------------------------------------------------
Activision, Inc. (NON)
Adobe Systems, Inc.
Advent Software, Inc. (NON)                                             2,875         143,606
BMC Software, Inc. (NON)
Computer Associates International, Inc.
Electronic Arts, Inc. (NON)                                             1,900         113,905
Informatica Corp. (NON)                                                10,400         150,904
Internet Security Systems, Inc. (NON)                                   1,710          54,823
Manugistics Group, Inc. (NON)                                           7,100         149,668
Microsoft Corp. (NON)                                                   4,210         278,913
Netegrity, Inc. (NON)                                                   3,900          75,504
Network Associates, Inc. (NON)                                          2,400          62,040
Oracle Corp. (NON)
Parametric Technology Corp. (NON)                                      10,600          82,786
Peregrine Systems, Inc. (NON)                                           6,600          97,878
PeopleSoft, Inc. (NON)
Quest Software, Inc. (NON)                                              2,350          51,959
Siebel Systems, Inc. (NON)
VERITAS Software Corp. (NON)                                            6,730         301,706
webMethods, Inc. (NON)                                                  7,900         132,404
                                                                               --------------
                                                                                    1,696,096

Staffing 0.1%
---------------------------------------------------------------------------------------------
AMN Healthcare Services, Inc. (NON)                                       700          19,180

Telecommunications 1.1%
---------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group) (NON)                                            970          23,678
Time Warner Telecom, Inc. Class A (NON)                                 4,140          73,237
Triton PCS Holdings, Inc. Class A (NON)                                 2,500          73,375
Western Wireless Corp. Class A (NON)                                    2,000          56,500
                                                                               --------------
                                                                                      226,790

Tobacco 0.5%
---------------------------------------------------------------------------------------------
Philip Morris Companies, Inc.                                           2,070          94,910
---------------------------------------------------------------------------------------------
Total Common Stocks (cost $19,451,949)                                            $20,730,858
---------------------------------------------------------------------------------------------

Convertible Preferred Stocks --%*
---------------------------------------------------------------------------------------------
                                                                    Number of
                                                                       Shares           Value
---------------------------------------------------------------------------------------------
MarketSoft Software Corp. Ser. D, zero %
cv. pfd. (acquired 12/7/00, cost $154,501) (RES)

Totality Corp. Ser. D, $0.346 cum.
cv. pfd. (acquired 7/27/00, cost $71,830) (RES)

Total Convertible Preferred Stocks (Cost $--)

Units 0.1%* (NON)
---------------------------------------------------------------------------------------------
                                                                    Number of
                                                                        Units           Value
---------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. 144A
Structured Warrants (issued by Lehman
Brothers Finance S.A.) expiration 09/03/02                                330         $22,067

Taiwan Semiconductor Manufacturing  Co.
Ltd. Structured Warrants Expiration
7/26/02 (issued by Merrill Lynch International
& Co. C.V.) (Taiwan).

VeriSign Inc. 144A Structured Warrants
(issued by Salomon Smith Barney Holdings,
Inc.) expiration 01/18/02                                                 100           3,606
---------------------------------------------------------------------------------------------
Total Units (cost $25,577)                                                            $25,673
---------------------------------------------------------------------------------------------

Short-term investments --%*
---------------------------------------------------------------------------------------------
Short-term investments held as collateral
for loaned securities with yields ranging
from 1.78% to 2.625% and due dates from
Janury 2, 2002 to February 28, 2002

Interest in $500,000,000 joint tri-party
repurchase agreement dated December 31, 2001,
with Credit Suisse First Boston with respect
to various U.S. Government obligations--
maturity value of $804,080 for an
effective yield of 1.80%.
---------------------------------------------------------------------------------------------
Total Short Term Investments (Cost $--)
---------------------------------------------------------------------------------------------
Total Investments (cost $19,477,526)                                              $20,756,531
---------------------------------------------------------------------------------------------


The Pro Forma Combining Investment Portfolio of Putnam VT Voyager Fund II and
Putnam VT Technology Fund (CONTINUED)

December 31, 2001
                                                                              Putnam VT
                                                                           Technology Fund
---------------------------------------------------------------------------------------------
Common Stocks 98.5%*                                                   Shares           Value
---------------------------------------------------------------------------------------------
Aerospace and Defense --%
---------------------------------------------------------------------------------------------
Northrop Grumman Corp.

Airlines --%
---------------------------------------------------------------------------------------------
Ryanair Holdings PLC ADR (Ireland) (NON)
Southwest Airlines Co.

Automotive --%
---------------------------------------------------------------------------------------------
Gentex Corp. (NON)

Banking --%
---------------------------------------------------------------------------------------------
Bank of New York Company, Inc. (The)
Fifth Third Bancorp
TCF Financial Corp.

Beverage --%
---------------------------------------------------------------------------------------------
PepsiCo, Inc.

Biotechnology --%
---------------------------------------------------------------------------------------------
Genzyme Corp. (NON)
IDEC Pharmaceuticals Corp. (NON)
ILEX Oncology, Inc. (NON)
InterMune, Inc. (NON)
Invitrogen Corp. (NON)
Ligand Pharmaceuticals, Inc. Class B (NON)
MedImmune, Inc. (NON)
Scios, Inc. (NON)

Commercial and Consumer Services --%
---------------------------------------------------------------------------------------------
CDW Computer Centers, Inc. (NON)
Choicepoint, Inc. (NON)
Cintas Corp.
Corporate Executive Board Co. (The) (NON)
eBay, Inc. (NON)
Exult, Inc. (NON)
Paychex, Inc.
Weight Watchers International, Inc. (NON)

Communications Equipment 14.0%
---------------------------------------------------------------------------------------------
CIENA Corp. (NON)                                                        9,100        130,221
Cisco Systems, Inc. (NON)                                              14,3710      2,602,588
Extreme Networks, Inc. (NON)
Juniper Networks, Inc. (NON)
Lucent Technologies, Inc.                                               40,400        254,116
Nokia OYJ ADR (Finland)                                                  9,400        230,582
QUALCOMM, Inc. (NON)                                                    16,810        848,905
Scientific-Atlanta, Inc.                                                 2,980         71,341
Sonus Networks, Inc. (NON)
Telefonaktiebolaget LM Ericsson AB ADR (Sweden)                         36,200        188,964
                                                                               --------------
                                                                                    4,326,717

Computer-Hardware 25.7%
---------------------------------------------------------------------------------------------
Brocade Communications Systems, Inc. (NON)                               4,385        145,231
Compaq Computer Corp.                                                   79,320        774,163
Dell Computer Corp. (NON)                                               43,915      1,193,610
EMC Corp. (NON)                                                         45,975        617,904
Emulex Corp. (NON)                                                       7,005        276,768
Hewlett-Packard Co.                                                     36,155        742,624
IBM Corp.                                                               18,820      2,276,467
Lexmark International, Inc. (NON)                                        5,815        343,085
McDATA Corp. Class A (NON)                                              13,575        332,588
NCR Corp. (NON)                                                          1,550         57,133
QLogic Corp. (NON)                                                       6,205        276,185
Research in Motion, Ltd. (Canada) (NON)                                  3,835         90,966
Sun Microsystems, Inc. (NON)                                            55,900        687,570
Symbol Technologies, Inc.                                                5,075         80,591
VeriSign, Inc. (NON)                                                     2,110         80,264
                                                                               --------------
                                                                                    7,975,149

Computer-Services 6.7%
---------------------------------------------------------------------------------------------
Accenture, Ltd. Class A (Bermuda) (NON)                                  6,800        183,055
Automatic Data Processing, Inc.                                          8,705        512,725
BISYS Group, Inc. (The) (NON)                                            3,275        209,566
Computer Sciences Corp. (NON)                                            2,800        137,144
Convergys Corp. (NON)                                                    7,490        280,800
Electronic Data Systems Corp.                                            7,375        505,555
Jack Henry & Associates, Inc.
KPMG Consulting, Inc. (NON)                                             14,950        247,722
VeriSign, Inc. (NON)
                                                                               --------------
                                                                                    2,076,567

Conglomerates --%
---------------------------------------------------------------------------------------------
General Electric Co.
Tyco International, Ltd. (Bermuda)

Consumer Finance --%
---------------------------------------------------------------------------------------------
AmeriCredit Corp. (NON)
Capital One Financial Corp.
Providian Financial Corp.

Consumer Goods --%
---------------------------------------------------------------------------------------------
Colgate-Palmolive Co.

Consumer Services --%
---------------------------------------------------------------------------------------------
TMP Worldwide, Inc. (NON)

Electronics 34.7%
---------------------------------------------------------------------------------------------
Alpha Industries, Inc. (NON)                                             4,885        106,493
Altera Corp. (NON)                                                       7,000        148,540
Applied Materials, Inc. (NON)                                           14,180        568,618
Applied Micro Circuits Corp. (NON)
Broadcom Corp. Class A (NON)                                             8,800        359,656
Celestica, Inc. (Canada) (NON)                                           7,365        297,472
DDi Corp. (NON)
Exar Corp. (NON)
Finisar Corp. (NON)
Flextronics International, Ltd. (Singapore) (NON)                       20,995        503,670
Integrated Device Technology, Inc. (NON)                                 8,100        215,379
Intel Corp.                                                             92,350      2,904,408
International Rectifier Corp. (NON)                                      3,670        128,010
Jabil Circuit, Inc. (NON)                                               12,910        293,315
KLA-Tencor Corp. (NON)                                                   3,990        197,744
LAM Research Corp. (NON)                                                11,075        257,162
Linear Technology Corp.                                                 11,260        439,590
LSI Logic Corp. (NON)                                                   13,325        210,269
LTX Corp. (NON)
Marvell Technology Group, Ltd. (Bermuda) (NON)                           7,280        260,770
Maxim Integrated Products, Inc. (NON)                                   11,160        586,012
Micrel, Inc. (NON)                                                       7,025        184,266
Microchip Technology, Inc. (NON)
Motorola, Inc.                                                          46,600        699,932
Novellus Systems, Inc. (NON)                                             4,300        169,635
PerkinElmer, Inc.
Plexus Corp. (NON)
PMC - Sierra, Inc. (NON)                                                12,200        259,372
RF Micro Devices, Inc. (NON)
Sanmina Corp. (NON)                                                     18,716        372,448
Semtech Corp. (NON)                                                      4,290        153,110
Silicon Laboratories, Inc. (NON)
Solectron Corp. (NON)                                                    8,810         99,377
Texas Instruments, Inc.                                                 41,045      1,149,260
Xilinx, Inc. (NON)                                                       4,400        171,820
Varian Semiconductor Equipment (NON)
                                                                               --------------
                                                                                   10,736,328

Energy --%
---------------------------------------------------------------------------------------------
BJ Services Co. (NON)
ENSCO International, Inc.
Nabors Industries, Inc. (NON)
National-Oilwell, Inc. (NON)
Patterson-UTI Energy, Inc. (NON)
Varco International, Inc. (NON)

Entertainment --%
---------------------------------------------------------------------------------------------
Viacom, Inc. Class B (NON)

Financial --%
---------------------------------------------------------------------------------------------
Citigroup, Inc.
Fannie Mae

Food --%
---------------------------------------------------------------------------------------------
Kraft Foods, Inc. Class A
Krispy Kreme Doughnuts, Inc. (NON)

Health Care Services --%
---------------------------------------------------------------------------------------------
Accredo Health, Inc. (NON)
AdvancePCS (NON)
AmerisourceBergen Corp.
Anthem, Inc. (NON)
Caremark Rx, Inc. (NON)
Community Health Systems, Inc. (NON)
HCA, Inc.
Healthsouth Corp. (NON)
McKesson  Corp.
Pharmaceutical Product Development, Inc. (NON)
Province Healthcare Co. (NON)
Quest Diagnostics, Inc. (NON)
UnitedHealth Group, Inc.

Insurance --%
---------------------------------------------------------------------------------------------
American International Group, Inc.
XL Capital, Ltd. Class A (Bermuda)

Investment Banking/Brokerage --%
---------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.
Morgan Stanley Dean Witter & Co.

Lodging/Tourism --%
---------------------------------------------------------------------------------------------
Cendant Corp. (NON)
Extended Stay America, Inc. (NON)
Four Seasons Hotels, Inc. (Canada)

Manufacturing --%
---------------------------------------------------------------------------------------------
Shaw Group, Inc. (NON)

Media --%
---------------------------------------------------------------------------------------------
AOL Time Warner, Inc. (NON)
Cox Radio, Inc. Class A (NON)
Echostar Communications Corp. Class A (NON)
Entercom Communications Corp. (NON)
Hispanic Broadcasting Corp. (NON)
Lamar Advertising Co. (NON)
Radio One, Inc. Class A (NON)
Radio One, Inc. Class D (NON)
Univision Communications, Inc. (NON)
Westwood One, Inc. (NON)

Medical Technology --%
---------------------------------------------------------------------------------------------
Charles River Laboratories International, Inc. (NON)
Cytyc Corp. (NON)
Haemonetics Corp. (NON)
Medtronic, Inc.
ResMed, Inc. (NON)
Respironics, Inc. (NON)
Stryker Corp.
Varian Medical Systems, Inc. (NON)
Zimmer Holdings, Inc. (NON)

Natural Gas Utilities --%
---------------------------------------------------------------------------------------------
Dynegy, Inc. Class A

Oil & Gas --%
---------------------------------------------------------------------------------------------
EOG Resources, Inc.

Pharmaceuticals --%
---------------------------------------------------------------------------------------------
Allergan, Inc.
Andrx Group (NON)
Bristol-Myers Squibb Co.
Cephalon, Inc. (NON)
Johnson & Johnson
King Pharmaceuticals, Inc. (NON)
Lilly (Eli) & Co.
Medicis Pharmaceutical Corp. Class A (NON)
Pfizer, Inc.
Schering-Plough Corp.
Shire Pharmaceuticals Group PLC ADR (United Kingdom) (NON)

Power Products --%
---------------------------------------------------------------------------------------------
Mirant Corp. (NON)

Restaurants --%
---------------------------------------------------------------------------------------------
Applebee's International, Inc.
Starbucks Corp. (NON)

Retail --%
---------------------------------------------------------------------------------------------
AutoZone, Inc. (NON)
Bed Bath & Beyond, Inc. (NON)
Best Buy Co., Inc. (NON)
Columbia Sportswear Co. (NON)
Dollar Tree Stores, Inc. (NON)
Family Dollar Stores, Inc.
Kohls Corp. (NON)
Lowe's Companies, Inc.
O'Reilly Automotive, Inc. (NON)
Tiffany & Co.
Wal-Mart Stores, Inc.

Schools --%
---------------------------------------------------------------------------------------------
Apollo Group, Inc. Class A (NON)
SmartForce PLC ADR (NON)

Software 17.4%
---------------------------------------------------------------------------------------------
Activision, Inc. (NON)                                                   3,000         78,030
Adobe Systems, Inc.                                                      2,100         65,205
Advent Software, Inc. (NON)
BMC Software, Inc. (NON)                                                14,800        242,276
Computer Associates International, Inc.                                  9,300        320,757
Electronic Arts, Inc. (NON)                                              6,593        395,250
Informatica Corp. (NON)
Internet Security Systems, Inc. (NON)
Manugistics Group, Inc. (NON)
Microsoft Corp. (NON)                                                   35,230      2,333,988
Netegrity, Inc. (NON)
Network Associates, Inc. (NON)
Oracle Corp. (NON)                                                      62,100        857,601
Parametric Technology Corp. (NON
Peregrine Systems, Inc. (NON)                                           19,560        290,075
PeopleSoft, Inc. (NON)                                                   1,050         42,210
Quest Software, Inc. (NON)
Siebel Systems, Inc. (NON)                                               8,215        229,856
VERITAS Software Corp. (NON)                                            11,670        523,166
webMethods, Inc. (NON)
                                                                               --------------
                                                                                    5,378,414

Staffing --%
---------------------------------------------------------------------------------------------
AMN Healthcare Services, Inc. (NON)

Telecommunications --%
---------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group) (NON)
Time Warner Telecom, Inc. Class A (NON)
Triton PCS Holdings, Inc. Class A (NON)
Western Wireless Corp. Class A (NON)

Tobacco --%
---------------------------------------------------------------------------------------------
Philip Morris Companies, Inc.
---------------------------------------------------------------------------------------------
Total Common Stocks (cost $30,536,520)                                            $30,493,175
---------------------------------------------------------------------------------------------

Convertible Preferred Stocks 0.3%
---------------------------------------------------------------------------------------------
                                                                     Number of
                                                                        Shares          Value
---------------------------------------------------------------------------------------------
MarketSoft Software Corp. Ser. D, zero %                                31,660         87,065
cv. pfd. (acquired 12/7/00, cost $154,501) (RES)

Totality Corp. Ser. D, $0.346 cum.                                      16,600         20,418
cv. pfd. (acquired 7/27/00, cost $71,830) (RES)
---------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks ($226,330)                                        107,483
---------------------------------------------------------------------------------------------

Units 0.8% (NON)
---------------------------------------------------------------------------------------------
                                                                     Number of
                                                                         Units          Value
---------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. 144A
Structured Warrants (issued by Lehman
Brothers Finance S.A.) expiration 09/03/02

Taiwan Semiconductor Manufacturing  Co.
Ltd. Structured Warrants Expiration
7/26/02 (issued by Merrill Lynch International
& Co. C.V.) (Taiwan).                                                  94,800        $237,136

VeriSign Inc. 144A Structured Warrants
(issued by Salomon Smith Barney Holdings,
Inc.) expiration 01/18/02
---------------------------------------------------------------------------------------------
Total Units (cost $167,482)                                                          $237,136
---------------------------------------------------------------------------------------------

Short-term investments 4.0%
---------------------------------------------------------------------------------------------
                                                              Principle Amount          VALUE
---------------------------------------------------------------------------------------------
Short-term investments held as collateral
for loaned securities with yields ranging
from 1.78% to 2.625% and due dates from
Janury 2, 2002 to February 28, 2002                                   $412,032       $428,259

Interest in $500,000,000 joint tri-party
repurchase agreement dated December 31, 2001,
with Credit Suisse First Boston with respect
to various U.S. Government obligations--
maturity value of $20,402,040 for an
effective yield of 1.80%.                                              804,000        804,000
---------------------------------------------------------------------------------------------
Total Short Term Investments (Cost $1,232,259)                                     $1,232,259
---------------------------------------------------------------------------------------------
Total Investments (cost $32,162,591)                                              $32,070,053
---------------------------------------------------------------------------------------------


The Pro Forma Combining Investment Portfolio of Putnam VT Voyager Fund II and
Putnam VT Technology Fund (CONTINUED)

December 31, 2001
                                                                            Pro forma
                                                                             Combined
---------------------------------------------------------------------------------------------
Common Stocks 99.1%*                                                   Shares           Value
---------------------------------------------------------------------------------------------
Aerospace and Defense 0.1%
---------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                    260          26,211

Airlines 0.5%
---------------------------------------------------------------------------------------------
Ryanair Holdings PLC ADR (Ireland) (NON)                                5,380         172,429
Southwest Airlines Co.                                                  3,700          68,376
                                                                               --------------
                                                                                      240,805

Automotive 0.2%
---------------------------------------------------------------------------------------------
Gentex Corp. (NON)                                                      3,100          82,863

Banking 1.2%
---------------------------------------------------------------------------------------------
Bank of New York Company, Inc. (The)                                    1,200          48,960
Fifth Third Bancorp                                                     4,100         251,453
TCF Financial Corp.                                                     7,100         340,658
                                                                               --------------
                                                                                      641,071

Beverage 0.1%
---------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                             890          43,334

Biotechnology 1.6%
---------------------------------------------------------------------------------------------
Genzyme Corp. (NON)                                                     1,600          95,776
IDEC Pharmaceuticals Corp. (NON)                                        1,400          96,502
ILEX Oncology, Inc. (NON)                                               3,200          86,528
InterMune, Inc. (NON)                                                   2,700         133,002
Invitrogen Corp. (NON)                                                  3,600         222,948
Ligand Pharmaceuticals, Inc. Class B (NON)                              2,800          50,120
MedImmune, Inc. (NON)                                                   1,230          57,011
Scios, Inc. (NON)                                                       3,200          76,064
                                                                               --------------
                                                                                      817,951

Commercial and Consumer Services 2.0%
---------------------------------------------------------------------------------------------
CDW Computer Centers, Inc. (NON)                                        3,500         187,985
Choicepoint, Inc. (NON)                                                 4,100         207,829
Cintas Corp.                                                            3,300         158,400
Corporate Executive Board Co. (The) (NON)                               4,600         168,820
eBay, Inc. (NON)                                                        2,200         147,180
Exult, Inc. (NON)                                                       5,500          88,275
Paychex, Inc.                                                           1,500          52,275
Weight Watchers International, Inc. (NON)                               1,420          48,024
                                                                               --------------
                                                                                    1,058,788

Communications Equipment 9.1%
---------------------------------------------------------------------------------------------
CIENA Corp. (NON)                                                       9,100         130,221
Cisco Systems, Inc. (NON)                                             149,700       2,711,067
Extreme Networks, Inc. (NON)                                            5,250          67,725
Juniper Networks, Inc. (NON)                                            2,300          43,585
Lucent Technologies, Inc.                                              40,400         254,116
Nokia OYJ ADR (Finland)                                                10,230         250,942
QUALCOMM, Inc. (NON)                                                   18,400         929,200
Scientific-Atlanta, Inc.                                                2,980          71,341
Sonus Networks, Inc. (NON)                                             17,400          80,388
Telefonaktiebolaget LM Ericsson AB ADR (Sweden)                        36,200         188,964
                                                                               --------------
                                                                                    4,727,549

Computer-Hardware 17.2%
---------------------------------------------------------------------------------------------
Brocade Communications Systems, Inc. (NON)                              7,985         264,463
Compaq Computer Corp.                                                  79,320         774,163
Dell Computer Corp. (NON)                                              46,805       1,272,160
EMC Corp. (NON)                                                        45,975         617,904
Emulex Corp. (NON)                                                     14,005         553,338
Hewlett-Packard Co.                                                    37,465         769,531
IBM Corp.                                                              19,580       2,368,397
Lexmark International, Inc. (NON)                                       5,815         343,085
McDATA Corp. Class A (NON)                                             17,475         428,138
NCR Corp. (NON)                                                         1,550          57,133
QLogic Corp. (NON)                                                     11,405         507,637
Research in Motion, Ltd. (Canada) (NON)                                 3,835          90,966
Sun Microsystems, Inc. (NON)                                           55,900         687,570
Symbol Technologies, Inc.                                               5,075          80,591
VeriSign, Inc. (NON)                                                    2,110          80,264
                                                                               --------------
                                                                                    8,895,340

Computer-Services 4.5%
---------------------------------------------------------------------------------------------
Accenture, Ltd. Class A (Bermuda) (NON)                                 6,800         183,055
Automatic Data Processing, Inc.                                         8,705         512,725
BISYS Group, Inc. (The) (NON)                                           3,905         249,880
Computer Sciences Corp. (NON)                                           2,800         137,144
Convergys Corp. (NON)                                                   7,490         280,800
Electronic Data Systems Corp.                                           8,175         560,395
Jack Henry & Associates, Inc.                                           3,100          67,704
KPMG Consulting, Inc. (NON)                                            14,950         247,722
VeriSign, Inc. (NON)                                                    2,835         107,843
                                                                               --------------
                                                                                    2,347,268

Conglomerates 0.6%
---------------------------------------------------------------------------------------------
General Electric Co.                                                    4,450         178,356
Tyco International, Ltd. (Bermuda)                                      2,230         131,347
                                                                               --------------
                                                                                      309,703

Consumer Finance 0.2%
---------------------------------------------------------------------------------------------
AmeriCredit Corp. (NON)                                                 1,880          59,314
Capital One Financial Corp.                                               950          51,253
Providian Financial Corp.                                                 750           2,663
                                                                               --------------
                                                                                      113,230

Consumer Goods 0.0%
---------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                     385          22,234

Consumer Services 0.3%
---------------------------------------------------------------------------------------------
TMP Worldwide, Inc. (NON)                                               3,700         158,730

Electronics 27.1%
---------------------------------------------------------------------------------------------
Alpha Industries, Inc. (NON)                                            8,785         191,513
Altera Corp. (NON)                                                      7,000         148,540
Applied Materials, Inc. (NON)                                          14,180         568,618
Applied Micro Circuits Corp. (NON)                                      6,700          75,844
Broadcom Corp. Class A (NON)                                            9,740         398,074
Celestica, Inc. (Canada) (NON)                                          7,365         297,472
DDi Corp. (NON)                                                         4,000          39,360
Exar Corp. (NON)                                                        3,700          77,145
Finisar Corp. (NON)                                                     8,300          84,411
Flextronics International, Ltd. (Singapore) (NON)                      26,055         625,059
Integrated Device Technology, Inc. (NON)                               11,100         295,149
Intel Corp.                                                            97,220       3,057,570
International Rectifier Corp. (NON)                                     3,670         128,010
Jabil Circuit, Inc. (NON)                                              19,210         436,451
KLA-Tencor Corp. (NON)                                                  4,375         216,825
LAM Research Corp. (NON)                                               13,275         308,246
Linear Technology Corp.                                                16,860         658,214
LSI Logic Corp. (NON)                                                  15,885         250,666
LTX Corp. (NON)                                                         3,400          71,196
Marvell Technology Group, Ltd. (Bermuda) (NON)                         17,380         622,552
Maxim Integrated Products, Inc. (NON)                                  18,950         995,065
Micrel, Inc. (NON)                                                      9,225         241,972
Microchip Technology, Inc. (NON)                                        3,400         131,716
Motorola, Inc.                                                         46,600         699,932
Novellus Systems, Inc. (NON)                                            6,300         248,535
PerkinElmer, Inc.                                                       1,800          63,036
Plexus Corp. (NON)                                                      2,560          67,994
PMC - Sierra, Inc. (NON)                                               15,800         335,908
RF Micro Devices, Inc. (NON)                                            3,600          69,228
Sanmina Corp. (NON)                                                    28,426         565,677
Semtech Corp. (NON)                                                     8,690         310,146
Silicon Laboratories, Inc. (NON)                                        6,200         209,002
Solectron Corp. (NON)                                                  11,370         128,254
Texas Instruments, Inc.                                                41,045       1,149,260
Xilinx, Inc. (NON)                                                      4,400         171,820
Varian Semiconductor Equipment (NON)                                    1,700          58,803
                                                                               --------------
                                                                                   13,997,263

Energy 1.1%
---------------------------------------------------------------------------------------------
BJ Services Co. (NON)                                                   3,500         113,575
ENSCO International, Inc.                                               2,700          67,095
Nabors Industries, Inc. (NON)                                           3,000         102,990
National-Oilwell, Inc. (NON)                                            3,600          74,196
Patterson-UTI Energy, Inc. (NON)                                        2,400          55,944
Varco International, Inc. (NON)                                         8,900         133,322
                                                                               --------------
                                                                                      547,122

Entertainment 0.4%
---------------------------------------------------------------------------------------------
Viacom, Inc. Class B (NON)                                              4,710         207,947

Financial 0.3%
---------------------------------------------------------------------------------------------
Citigroup, Inc.                                                         1,070          54,014
Fannie Mae                                                                970          77,115
                                                                               --------------
                                                                                      131,129

Food 0.2%
---------------------------------------------------------------------------------------------
Kraft Foods, Inc. Class A                                                 770          26,203
Krispy Kreme Doughnuts, Inc. (NON)                                      2,300         101,660
                                                                               --------------
                                                                                      127,863

Health Care Services 2.9%
---------------------------------------------------------------------------------------------
Accredo Health, Inc. (NON)                                              3,430         136,171
AdvancePCS (NON)                                                        6,500         190,775
AmerisourceBergen Corp.                                                 3,350         212,893
Anthem, Inc. (NON)                                                        900          44,550
Caremark Rx, Inc. (NON)                                                 9,500         154,945
Community Health Systems, Inc. (NON)                                    4,500         114,750
HCA, Inc.                                                               1,140          43,936
Healthsouth Corp. (NON)                                                10,100         149,682
McKesson  Corp.                                                           910          34,034
Pharmaceutical Product Development, Inc. (NON)                          3,700         119,547
Province Healthcare Co. (NON)                                           4,600         141,956
Quest Diagnostics, Inc. (NON)                                           1,200          86,052
UnitedHealth Group, Inc.                                                1,110          78,555
                                                                               --------------
                                                                                    1,507,846

Insurance 0.2%
---------------------------------------------------------------------------------------------
American International Group, Inc.                                        870          69,078
XL Capital, Ltd. Class A (Bermuda)                                        230          21,013
                                                                               --------------
                                                                                       90,091

Investment Banking/Brokerage 0.3%
---------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                                            800          53,440
Morgan Stanley Dean Witter & Co.                                        1,430          79,994
                                                                               --------------
                                                                                      133,434

Lodging/Tourism 0.7%
---------------------------------------------------------------------------------------------
Cendant Corp. (NON)                                                     2,560          50,202
Extended Stay America, Inc. (NON)                                      14,300         234,520
Four Seasons Hotels, Inc. (Canada)                                      1,400          65,464
                                                                               --------------
                                                                                      350,186

Manufacturing 0.1%
---------------------------------------------------------------------------------------------
Shaw Group, Inc. (NON)                                                  1,700          39,950

Media 3.6%
---------------------------------------------------------------------------------------------
AOL Time Warner, Inc. (NON)                                             1,920          61,632
Cox Radio, Inc. Class A (NON)                                           2,400          61,152
Echostar Communications Corp. Class A (NON)                             1,440          39,557
Entercom Communications Corp. (NON)                                     5,300         265,000
Hispanic Broadcasting Corp. (NON)                                       4,200         107,100
Lamar Advertising Co. (NON)                                             7,000         296,380
Radio One, Inc. Class A (NON)                                           7,900         145,913
Radio One, Inc. Class D (NON)                                          11,700         210,717
Univision Communications, Inc. (NON)                                    7,300         295,358
Westwood One, Inc. (NON)                                               11,800         354,590
                                                                               --------------
                                                                                    1,837,399

Medical Technology 2.5%
---------------------------------------------------------------------------------------------
Charles River Laboratories International, Inc. (NON)                    7,000         234,360
Cytyc Corp. (NON)                                                       8,010         209,061
Haemonetics Corp. (NON)                                                 1,300          44,096
Medtronic, Inc.                                                         2,060         105,493
ResMed, Inc. (NON)                                                      1,700          91,664
Respironics, Inc. (NON)                                                 1,700          58,888
Stryker Corp.                                                           5,200         303,524
Varian Medical Systems, Inc. (NON)                                      1,800         128,268
Zimmer Holdings, Inc. (NON)                                             3,600         109,944
                                                                               --------------
                                                                                    1,285,298

Natural Gas Utilities 0.1%
---------------------------------------------------------------------------------------------
Dynegy, Inc. Class A                                                    1,515          38,633

Oil & Gas 0.2%
---------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                     2,000          78,220

Pharmaceuticals 3.2%
---------------------------------------------------------------------------------------------
Allergan, Inc.                                                            970          72,799
Andrx Group (NON)                                                       1,210          85,196
Bristol-Myers Squibb Co.                                                  700          35,700
Cephalon, Inc. (NON)                                                    4,900         370,367
Johnson & Johnson                                                       1,980         117,018
King Pharmaceuticals, Inc. (NON)                                        5,951         250,716
Lilly (Eli) & Co.                                                       1,170          91,892
Medicis Pharmaceutical Corp. Class A (NON)                              1,700         109,803
Pfizer, Inc.                                                            5,380         214,393
Schering-Plough Corp.                                                   3,000         107,430
Shire Pharmaceuticals Group PLC ADR (United Kingdom) (NON)              5,900         215,940
                                                                               --------------
                                                                                    1,671,254

Power Products 0.1%
---------------------------------------------------------------------------------------------
Mirant Corp. (NON)                                                      1,845          29,557

Restaurants 0.4%
---------------------------------------------------------------------------------------------
Applebee's International, Inc.                                          1,500          51,300
Starbucks Corp. (NON)                                                   7,630         145,352
                                                                               --------------
                                                                                      196,652

Retail 3.4%
---------------------------------------------------------------------------------------------
AutoZone, Inc. (NON)                                                    3,400         244,120
Bed Bath & Beyond, Inc. (NON)                                          16,100         545,779
Best Buy Co., Inc. (NON)                                                  390          29,047
Columbia Sportswear Co. (NON)                                           1,900          63,270
Dollar Tree Stores, Inc. (NON)                                          7,700         238,007
Family Dollar Stores, Inc.                                              4,200         125,916
Kohls Corp. (NON)                                                       2,300         162,012
Lowe's Companies, Inc.                                                  3,030         140,622
O'Reilly Automotive, Inc. (NON)                                           420          15,317
Tiffany & Co.                                                           2,400          75,528
Wal-Mart Stores, Inc.                                                   2,480         142,724
                                                                               --------------
                                                                                    1,782,342

Schools 0.5%
---------------------------------------------------------------------------------------------
Apollo Group, Inc. Class A (NON)                                        2,950         132,780
SmartForce PLC ADR (NON)                                                5,600         138,600
                                                                               --------------
                                                                                      271,380

Software 13.7%
---------------------------------------------------------------------------------------------
Activision, Inc. (NON)                                                  3,000          78,030
Adobe Systems, Inc.                                                     2,100          65,205
Advent Software, Inc. (NON)                                             2,875         143,606
BMC Software, Inc. (NON)                                               14,800         242,276
Computer Associates International, Inc.                                 9,300         320,757
Electronic Arts, Inc. (NON)                                             8,493         509,155
Informatica Corp. (NON)                                                10,400         150,904
Internet Security Systems, Inc. (NON)                                   1,710          54,823
Manugistics Group, Inc. (NON)                                           7,100         149,668
Microsoft Corp. (NON)                                                  39,440       2,612,901
Netegrity, Inc. (NON)                                                   3,900          75,504
Network Associates, Inc. (NON)                                          2,400          62,040
Oracle Corp. (NON)                                                     62,100         857,601
Parametric Technology Corp. (NON)                                      10,600          82,786
Peregrine Systems, Inc. (NON)                                          26,160         387,953
PeopleSoft, Inc. (NON)                                                  1,050          42,210
Quest Software, Inc. (NON)                                              2,350          51,959
Siebel Systems, Inc. (NON)                                              8,215         229,856
VERITAS Software Corp. (NON)                                           18,400         824,872
webMethods, Inc. (NON)                                                                132,404
                                                                               --------------
                                                                                    7,074,510

Staffing 0.0%
---------------------------------------------------------------------------------------------
AMN Healthcare Services, Inc. (NON)                                       700          19,180

Telecommunications 0.4%
---------------------------------------------------------------------------------------------
Sprint Corp. (PCS Group) (NON)                                            970          23,678
Time Warner Telecom, Inc. Class A (NON)                                 4,140          73,237
Triton PCS Holdings, Inc. Class A (NON)                                 2,500          73,375
Western Wireless Corp. Class A (NON)                                    2,000          56,500
                                                                               --------------
                                                                                      226,790

Tobacco 0.2%
---------------------------------------------------------------------------------------------
Philip Morris Companies, Inc.                                           2,070          94,910
---------------------------------------------------------------------------------------------
Total Common Stocks (cost $49,988,469)                                            $51,224,033
---------------------------------------------------------------------------------------------

Convertible Preferred Stocks 0.2%
---------------------------------------------------------------------------------------------
                                                                    Number of
                                                                       Shares           Value
---------------------------------------------------------------------------------------------
MarketSoft Software Corp. Ser. D, zero %                               31,660          87,065
cv. pfd. (acquired 12/7/00, cost $154,501) (RES)

Totality Corp. Ser. D, $0.346 cum.                                     16,600          20,418
cv. pfd. (acquired 7/27/00, cost $71,830) (RES)
---------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $226,330)                                    107,483
---------------------------------------------------------------------------------------------

Units 0.5% (NON)
---------------------------------------------------------------------------------------------
                                                                    Number of
                                                                        Units           Value
---------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. 144A
Structured Warrants (issued by Lehman
Brothers Finance S.A.) expiration 09/03/02                                330         $22,067

Taiwan Semiconductor Manufacturing  Co.
Ltd. Structured Warrants Expiration
7/26/02 (issued by Merrill Lynch International
& Co. C.V.) (Taiwan).                                                  94,800         237,136

VeriSign Inc. 144A Structured Warrants
(issued by Salomon Smith Barney Holdings,
Inc.) expiration 01/18/02                                                 100           3,606
---------------------------------------------------------------------------------------------
Total Units (cost $193,059)                                                          $262,809
---------------------------------------------------------------------------------------------

Short-term investments 2.4%
---------------------------------------------------------------------------------------------
                                                             Principle Amount           VALUE
---------------------------------------------------------------------------------------------
Short-term investments held as collateral
for loaned securities with yields ranging
from 1.78% to 2.625% and due dates from
Janury 2, 2002 to February 28, 2002                                  $412,032        $428,259

Interest in $500,000,000 joint tri-party
repurchase agreement dated December 31, 2001,
with Credit Suisse First Boston with respect
to various U.S. Government obligations--
maturity value of $804,080 for an
effective yield of 1.80%.                                             804,000         804,000
---------------------------------------------------------------------------------------------
Total Short Term Investments (Cost $1,232,259)                                     $1,232,259
---------------------------------------------------------------------------------------------
Total Investments (cost $51,640,117)                                              $52,826,584
---------------------------------------------------------------------------------------------

As of December 31, 2001, none of the securities held by Putnam VT Technology
Fund would need to be sold in order to comply with the compliance guidelines and/or investment restrictions of the Putnam VT Voyager II Fund. Because the Funds are actively managed, their portfolio holdings as of December 31, 2001 are unlikely to reflect what their portfolio holdings will be as of the date the merger is completed. Accordingly, no adjustments have been made to indicate holdings that would be sold in anticipation of the merger to accommodate the investment strategies of Putnam VT Voyager II Fund.


* Percentages indicated are based on net assets as follows:
---------------------------------------------------------------------
                                                           Net Assets
---------------------------------------------------------------------
Putnam VT Voyager Fund II                                  20,802,502

Putnam VT Technology Fund                                  30,959,080

Proforma                                                   51,698,211
---------------------------------------------------------------------

(NON): Non income producing security

(RES): Restricted, excluding 144A securities, as to public resale.




Putnam VT Voyager Fund  II
Pro Forma Combining
Statement of Assets and Liabilities
December 31, 2001

                                                        Putnam VT              Putnam VT
Assets                                                    Voyager            Techonology         Pro Forma              Pro Forma
                                                          Fund II                   Fund       Adjustments               Combined
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $19,477,526, $32,162,591 and
$ 51,640,117, respectively)                           $20,756,531            $31,266,053                              $52,022,584
---------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements, at value                                --               $804,000                                 $804,000
---------------------------------------------------------------------------------------------------------------------------------
Cash                                                    1,350,928                     --                                1,350,928
---------------------------------------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                   4,628                  7,988                                   12,616
---------------------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                    312,433                104,105                                  416,538
---------------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                             14,039                     --                                   14,039
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                           22,438,559             32,182,146                               54,620,705
---------------------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------------------
Payable to subcustodian                                        --                735,886                                  735,886
---------------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                          494,097                     --                                  494,097
---------------------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased              1,099,457                  1,037                                1,100,494
---------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager                        12,774                 27,468                                   40,242
---------------------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees          25,223                 23,257                                   48,480
---------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees                          413                    509                                      922
---------------------------------------------------------------------------------------------------------------------------------
Payable for administrative services                            25                  1,172                                    1,197
---------------------------------------------------------------------------------------------------------------------------------
Collateral on securities loaned, at value                      --                428,259                                  428,259
---------------------------------------------------------------------------------------------------------------------------------
Payable for distribution fees                               3,043                  3,453                                    6,496
---------------------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                      1,025                  2,025            63,371 B               66,421
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                       1,636,057              1,223,066            63,371              2,922,494
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                            $20,802,502            $30,959,080           (63,371)            51,698,211
---------------------------------------------------------------------------------------------------------------------------------

Shares
---------------------------------------------------------------------------------------------------------------------------------
Class IA
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                            $ 7,557,668            $15,526,253           (28,441) B         $23,055,480
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                      1,517,386              3,650,289          (532,568) C           4,635,107
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                             $      4.98            $      4.25                              $      4.97
---------------------------------------------------------------------------------------------------------------------------------
Class IB
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                            $13,244,834            $15,432,827           (34,930) B         $28,642,731
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                      2,666,179              3,643,984          (538,787) C           5,771,376
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                             $      4.97            $      4.24                              $      4.96
---------------------------------------------------------------------------------------------------------------------------------
Value of securities on loan                                    --            $   411,501                --            $   411,501
---------------------------------------------------------------------------------------------------------------------------------




Pro Forma Combining
Statement of Operations
Twelve months ended December 31, 2001

                                                     Putnam VT           Putnam VT
                                                       Voyager          Technology           Pro Forma          Pro Forma
                                                       Fund II                Fund         Adjustments           Combined
-------------------------------------------------------------------------------------------------------------------------
Investment income
-------------------------------------------------------------------------------------------------------------------------
Dividends                                         $     23,791       $      50,212                          $      74,003
-------------------------------------------------------------------------------------------------------------------------
Interest                                                27,065              40,325                                 67,390
-------------------------------------------------------------------------------------------------------------------------
Securities lending                                          --               1,778                                  1,778
-------------------------------------------------------------------------------------------------------------------------
Less foreing taxes withheld                               (109)                 --                                   (109)
-------------------------------------------------------------------------------------------------------------------------
Total investment income                                 50,747              92,315                                143,062
-------------------------------------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------------------------------------
Compensation of Manager                                 83,615             279,371            (83,051) A          279,935
-------------------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees                   79,828              88,003            (63,821) A          104,010
-------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees                                 1,727               6,158               (600) A            7,285
-------------------------------------------------------------------------------------------------------------------------
Administrative services                                     45               1,109              3,446  A            4,600
-------------------------------------------------------------------------------------------------------------------------
Distribution fees-- Class IB                            16,754              29,533             53,689  A           99,976
-------------------------------------------------------------------------------------------------------------------------
Auditing                                                22,808              26,285            (19,093)             30,000
-------------------------------------------------------------------------------------------------------------------------
Other                                                    5,148               6,780             (2,488) A            9,440
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                         209,925             437,239           (111,918)            535,246
-------------------------------------------------------------------------------------------------------------------------
Expense reduction                                       (9,442)             (2,211)                               (11,653)
-------------------------------------------------------------------------------------------------------------------------
Net expenses                                           200,483             435,028           (111,918)            523,593
-------------------------------------------------------------------------------------------------------------------------
Net investment loss                                   (149,736)           (342,713)           111,918            (380,531)
-------------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                    (5,024,830)        (21,260,179)                           (26,285,009)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the year                2,033,703           6,904,449                              8,938,152
-------------------------------------------------------------------------------------------------------------------------
Net loss on investments                             (2,991,127)        (14,355,730)                           (17,346,857)
-------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                         $ (3,140,863)      $ (14,698,443)        $  111,918       $ (17,727,388)
-------------------------------------------------------------------------------------------------------------------------


Putnam VT Voyager Fund II
Notes to Pro forma Combining Statements
(Unaudited)
December 31, 2001

The pro forma adjustments to these pro forma financial statements are comprised of the following:

(A) Elimination and reduction of duplicative expenses as a result of the merger.

(B) The $63,371 consists of legal and accounting costs.. These are related merger costs which will be allocated ratably between the two funds upon consummation of the merger.

(C) Issuance of Class IA and Class IB shares of Putnam VT Voyager Fund II to the holders of Class IA and Class IB shares of Putnam VT
Technology  Fund.


Appendix A
Putnam Variable Trust
Class IA and IB Shares

Putnam VT American Government Income Fund     Putnam VT International New Opportunities Fund
Putnam VT Asia Pacific Growth Fund            Putnam VT Investors Fund
Putnam VT Capital Appreciation Fund           Putnam VT Money Market Fund
Putnam VT Diversified Income Fund             Putnam VT New Opportunities Fund
Putnam VT The George Putnam Fund of Boston    Putnam VT New Value Fund
Putnam VT Global Asset Allocation Fund        Putnam VT OTC & Emerging Growth Fund
Putnam VT Global Growth Fund                  Putnam VT Research Fund
Putnam VT Growth and Income Fund              Putnam VT Small Cap Value Fund
Putnam VT Growth Opportunities Fund           Putnam VT Technology Fund
Putnam VT Health Sciences Fund                Putnam VT Utilities Growth and Income Fund
Putnam VT High Yield Fund                     Putnam VT Vista Fund
Putnam VT Income Fund                         Putnam VT Voyager Fund
Putnam VT International Growth Fund           Putnam VT Voyager Fund II
Putnam VT International Growth and
Income Fund


FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
April 30, 2002

This SAI is not a prospectus. If the Trust has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the Trust's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the Trust's annual report. For a free copy of the Trust's annual report or prospectus dated April 30, 2002, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about each fund. Part II includes information about all of the funds.


TABLE OF CONTENTS

Part I

TRUST ORGANIZATION AND CLASSIFICATION                             A-3
INVESTMENT RESTRICTIONS                                           A-4
CHARGES AND EXPENSES                                              A-7
INVESTMENT PERFORMANCE                                           A-36
ADDITIONAL OFFICERS                                              A-38
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                 A-38


Part II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS         B-1
TAXES                                                            B-24
MANAGEMENT                                                       B-27
DETERMINATION OF NET ASSET VALUE                                 B-38
DISTRIBUTION PLAN                                                B-39
SUSPENSION OF REDEMPTIONS                                        B-40
SHAREHOLDER LIABILITY                                            B-40
STANDARD PERFORMANCE MEASURES                                    B-40
COMPARISON OF PORTFOLIO PERFORMANCE                              B-41
SECURITIES RATINGS                                               B-47
DEFINITIONS                                                      B-51



PUTNAM VARIABLE TRUST
SAI

TRUST ORGANIZATION AND CLASSIFICATION

Putnam Variable Trust (the "Trust") is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to April 30, 1999, Putnam VT Income Fund was known as Putnam VT U.S. Government and High Quality Bond Fund.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty-seven series of shares, each representing a separate investment portfolio which is being offered to separate accounts of various insurance companies.

Any series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares and class IB shares. Class IB shares are subject to fees imposed pursuant to a distribution plan. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except (i) when required by the Investment Company Act of 1940, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

Each fund is a diversified investment company, except for Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund, each of which is a non-diversified investment company.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed as to any fund without a vote of a majority of the outstanding voting securities of that fund, the Trust may not and will not take any of the following actions with respect to that fund:

(1)(a) (All funds except Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund, Putnam VT Voyager Fund and Putnam VT Voyager Fund II) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(1)(b) (Putnam VT Voyager Fund) Borrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices.

(1)(c) (Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) (All funds except Putnam VT Research Fund) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(4)(b) (Putnam VT Research Fund) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(5)(a) (All funds except Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(5)(b) (Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Technology Fund and Putnam VT Voyager Fund II) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam Funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6)(a) (All funds except Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(6)(b) (Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(6)(c) (Putnam VT Technology Fund) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

(7)(a) (All funds except Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(7)(b) (Putnam VT Health Sciences Fund, Putnam VT Technology Fund and Putnam VT Utilities Growth and Income Fund) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry; except that Putnam VT Technology Fund may invest more than 25% of its assets in any of the technology industries, Putnam VT Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries, and Putnam VT Health Sciences Fund may invest more than 25% of its assets in companies that Putnam Management determines are principally engaged in the health sciences industries; and except that Putnam VT Money Market Fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) any combination of these.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund or the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or the Trust, as the case may be, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                           -------

The following non-fundamental policies may be changed without shareholder approval:

(1) Each fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

(2) (For Putnam VT Asia Pacific Growth Fund only) Geographic focus. We normally invest at least 85% of the fund's net assets in Asian or Pacific Basin companies. We consider the following to be Asian or Pacific Basin companies:

* companies organized under the laws of an Asian or Pacific Basin country,

* companies whose principal office is located in an Asian or Pacific Basin country,

* companies whose common stock is traded principally on a securities exchange in Asia or the Pacific Basin,

* companies that earn 50% or more of their total revenues or profits from business in Asia or the Pacific Basin, or

* companies with 50% or more of their assets located in an Asian or Pacific Basin country.

(3) (For Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund and Putnam VT International New Opportunities Fund only) Each fund normally invests at least 65% of its total assets in equity securities of companies located in at least three countries other than the United States. We consider the following types of companies to be located in a country other than the United States:

* companies organized under the laws of a country other than the United States,

* companies whose principal office is located outside the United States,

* companies whose securities are principally traded on foreign markets,

* companies that earn 50% or more of their total revenues or profits from business outside of the United States, or

* companies with 50% or more of their assets located in a country outside of the United States

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                           -------

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated October 2, 1987, as most recently supplemented July 24, 2000, each fund pays a quarterly fee (in the case of Putnam VT Capital Appreciation Fund, VT Technology Fund and VT Voyager Fund II, each fund pays a monthly fee) to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the period, at the annual rate of:

Putnam VT International New Opportunities Fund and Putnam VT Technology
Fund:

(a) 1.00% of the first $500 million of average net assets;
(b) 0.90% of the next $500 million;
(c) 0.85% of the next $500 million;
(d) 0.80% of the next $5 billion;
(e) 0.775% of the next $5 billion;
(f) 0.755% of the next $5 billion;
(g) 0.74% of the next $5 billion; and
(h) 0.73% of any excess thereafter.

Putnam VT Asia Pacific Growth Fund, Putnam VT Global Growth Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, and Putnam VT Small Cap Value Fund:

(a) 0.80% of the first $500 million of average net assets;
(b) 0.70% of the next $500 million;
(c) 0.65% of the next $500 million;
(d) 0.60% of the next $5 billion;
(e) 0.575% of the next $5 billion;
(f) 0.555% of the next $5 billion;
(g) 0.54% of the next $5 billion; and
(h) 0.53% of any excess thereafter.

Putnam VT Voyager Fund II:

(a) 0.70% of the first $500 million of average net assets;
(b) 0.60% of the next $500 million;
(c) 0.55% of the next $500 million;
(d) 0.50% of the next $5 billion;
(e) 0.475% of the next $5 billion;
(f) 0.455% of the next $5 billion;
(g) 0.44% of the next $5 billion;
(h) 0.43% of the next $5 billion;
(i) 0.42% of the next $5 billion;
(j) 0.41% of the next $5 billion;
(k) 0.40% of the next $5 billion;
(l) 0.39% of the next $5 billion;
(m) 0.38% of the next $8.5 billion; and
(n) 0.37% of any excess thereafter.

Putnam VT Growth Opportunities Fund:

(a) 0.70% of the first $500 million of average net assets;
(b) 0.60% of the next $500 million;
(c) 0.55% of the next $500 million;
(d) 0.50% of the next $5 billion;
(e) 0.475% of the next $5 billion;
(f) 0.455% of the next $5 billion;
(g) 0.44% of the next $5 billion;
(h) 0.43% of the next $5 billion; and
(i) 0.42% of any excess thereafter.

Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Voyager Fund and Putnam VT OTC & Emerging Growth Fund:

(a) 0.70% of the first $500 million of average net assets;
(b) 0.60% of the next $500 million;
(c) 0.55% of the next $500 million;
(d) 0.50% of the next $5 billion;
(e) 0.475% of the next $5 billion;
(f) 0.455% of the next $5 billion;
(g) 0.44% of the next $5 billion; and
(h) 0.43% of any excess thereafter.

Putnam VT Capital Appreciation Fund

(a) 0.65% of the first $500 million of average net assets;
(b) 0.55% of the next $500 million;
(c) 0.50% of the next $500 million;
(d) 0.45% of the next $5 billion;
(e) 0.425% of the next $5 billion;
(f) 0.405% of the next $5 billion;
(g) 0.39% of the next $5 billion;
(h) 0.38% of the next $5 billion;
(i) 0.37% of the next $5 billion;
(j) 0.36% of the next $5 billion;
(k) 0.35% of the next $5 billion;
(l) 0.34% of the next $5 billion;
(m) 0.33% of the next $8.5 billion; and
(n) 0.32% of any excess thereafter.

Putnam VT American Government Income Fund:

(a) 0.65% of the first $500 million of average net assets;
(b) 0.55% of the next $500 million;
(c) 0.50% of the next $500 million;
(d) 0.45% of the next $5 billion;
(e) 0.425% of the next $5 billion;
(f) 0.405% of the next $5 billion;
(g) 0.39% of the next $5 billion;
(h) 0.38% of the next $5 billion;
(i) 0.37% of the next $5 billion;
(j) 0.36% of the next $5 billion;
(k) 0.35% of the next $5 billion; and
(l) 0.34% of any excess thereafter.

Putnam VT Growth and Income Fund, Putnam VT Income Fund, Putnam VT Vista Fund, Putnam VT Investors Fund, Putnam VT The George Putnam Fund of Boston and Putnam VT Research Fund:

(a) 0.65% of the first $500 million of average net assets;
(b) 0.55% of the next $500 million;
(c) 0.50% of the next $500 million;
(d) 0.45% of the next $5 billion;
(e) 0.425% of the next $5 billion;
(f) 0.405% of the next $5 billion;
(g) 0.39% of the next $5 billion; and
(h) 0.38% of any excess thereafter.

Putnam VT Money Market Fund:

(a) 0.45% of the first $500 million of average net assets;
(b) 0.35% of the next $500 million;
(c) 0.30% of the next $500 million;
(d) 0.25% of the next $5 billion;
(e) 0.225% of the next $5 billion;
(f) 0.205% of the next $5 billion;
(g) 0.19% of the next $5 billion; and
(h) 0.18% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract (and a management contract in effect prior to July 1, 1999, under which the management fee payable to Putnam Management for Putnam VT International New Opportunities was paid at the rate of 1.20% of the first $500 million of average net assets; 1.10% of the next $500 million; 1.05% of the next $500 million; 1.00% of the next $5 billion; 0.975% of the next $5 billion; 0.955% of the next $5 billion; 0.94% of the next $5 billion; and 0.93% of any excess thereafter and a management contract in effect prior to November 8, 1999, under which the management fee payable to Putnam Management for Putnam VT Global Growth Fund was paid at the rate of 0.60% of average net assets), each fund incurred the following fees:

                                                                                    Amount
                                                                            management fee
                                                                                would have
                                                                   Amount of  been without
                               Fiscal            Management       management       expense
Fund name                        Year              fee paid       fee waived    limitation
------------------------------------------------------------------------------------------

Putnam VT American Government Income Fund
                                 2001               $802,595              0             --
                                 2000(i)             $35,801        $17,303        $53,104

Putnam VT Asia Pacific Growth Fund
                                 2001               $708,128             --             --
                                 2000             $1,436,848             --             --
                                 1999             $1,137,746             --             --

Putnam VT Capital Appreciation Fund
                                 2001                $73,394             --             --
                                 2000(ii)             $3,908             --             --

Putnam VT Diversified Income Fund
                                 2001             $4,146,009             --             --
                                 2000             $4,233,874             --             --
                                 1999             $4,451,958             --             --

Putnam VT The George Putnam Fund of Boston
                                 2001             $3,030,468             --             --
                                 2000             $2,243,874             --             --
                                 1999             $1,472,017             --             --

Putnam VT Global Asset Allocation Fund
                                 2001             $4,755,368             --             --
                                 2000             $5,998,263             --             --
                                 1999             $6,440,908             --             --


Putnam VT Global Growth Fund
                                 2001            $10,730,488             --             --
                                 2000            $18,385,648             --             --
                                 1999            $13,249,535             --             --

Putnam VT Growth and Income Fund
                                 2001            $39,524,781             --             --
                                 2000            $41,397,674             --             --
                                 1999            $47,064,877             --             --

Putnam VT Growth Opportunities Fund
                                 2001               $736,339             --             --
                                 2000(i)            $541,732             --             --

Putnam VT Health Sciences Fund
                                 2001             $3,326,045             --             --
                                 2000             $2,888,829             --             --
                                 1999             $1,345,233             --             --

Putnam VT High Yield Fund
                                 2001             $4,963,809             --             --
                                 2000             $5,706,860             --             --
                                 1999             $6,608,763             --             --

Putnam VT Income Fund
                                 2001             $5,707,283             --             --
                                 2000             $5,285,439             --             --
                                 1999             $6,048,200             --             --

Putnam VT International Growth Fund
                                 2001             $6,118,396             --             --
                                 2000             $6,163,237             --             --
                                 1999             $3,317,297             --             --

Putnam VT International Growth and Income Fund
                                 2001             $2,844,877             --             --
                                 2000             $3,352,431             --             --
                                 1999             $2,773,645             --             --

Putnam VT International New Opportunities Fund
                                 2001             $3,455,856             --             --
                                 2000             $4,912,426             --             --
                                 1999             $1,927,272             --             --

Putnam VT Investors Fund
                                 2001             $5,765,246             --             --
                                 2000             $6,940,811             --             --
                                 1999             $3,490,704             --             --

Putnam VT Money Market Fund
                                 2001             $3,840,752             --             --
                                 2000             $3,022,951             --             --
                                 1999             $3,048,110             --             --

Putnam VT New Opportunities Fund
                                 2001            $21,142,217             --             --
                                 2000            $36,228,786             --             --
                                 1999            $22,883,384             --             --

Putnam VT New Value Fund
                                 2001             $3,127,684             --             --
                                 2000             $1,866,601             --             --
                                 1999             $1,909,355             --             --

Putnam VT OTC & Emerging Growth Fund
                                 2001             $1,355,499              0             --
                                 2000             $2,793,289              0             --
                                 1999               $367,516       $115,869        483,385

Putnam VT Research Fund
                                 2001             $1,995,993              0             --
                                 2000             $1,601,960              0             --
                                 1999               $426,392        $86,363        512,755

Putnam VT Small Cap Value Fund
                                 2001             $1,704,436             --             --
                                 2000               $389,210             --             --
                                 1999(iii)           $46,193             --             --

Putnam VT Technology Fund
                                 2001               $279,371             --             --
                                 2000(iv)           $105,160             --             --

Putnam VT Utilities Growth and Income Fund
                                 2001             $5,507,340             --             --
                                 2000             $6,116,528             --             --
                                 1999             $6,510,389             --             --

Putnam VT Vista Fund
                                 2001             $4,929,542             --             --
                                 2000             $5,594,039             --             --
                                 1999             $2,459,639             --             --

Putnam VT Voyager Fund
                                 2001            $32,259,746             --             --
                                 2000            $47,477,544             --             --
                                 1999            $34,843,021             --             --

Putnam VT Voyager Fund II
                                 2001                $83,615             --             --
                                 2000(ii)             $6,497             --             --

  (i) Commenced operations on February 1, 2000

 (ii) Commenced operations on September 29, 2000

(iii) Commenced operations on April 30, 1999

 (iv) Commenced operations on June 14, 2000



Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

                        Fiscal                        Brokerage
Fund name                 year                      Commissions
---------------------------------------------------------------

Putnam VT American Government Income Fund
                          2001                               $0
                          2000(i)                            $0

Putnam VT Asia Pacific Growth Fund
                          2001                         $405,683
                          2000                       $1,101,607
                          1999                         $987,378

Putnam VT Capital Appreciation Fund
                          2001                          $33,615
                          2000(ii)                       $3,351

Putnam VT Diversified Income Fund
                          2001                          $18,042
                          2000                          $34,419
                          1999                          $51,146

Putnam VT The George Putnam Fund of Boston
                          2001                         $492,637
                          2000                         $478,322
                          1999                         $336,485

Putnam VT Global Asset Allocation Fund
                          2001                       $1,165,552
                          2000                         $971,891
                          1999                       $1,251,384

Putnam VT Global Growth Fund
                          2001                       $7,894,965
                          2000                      $10,400,689
                          1999                       $9,490,488

Putnam VT Growth and Income
                          2001                       $7,395,837
                          2000                       $9,265,021
                          1999                      $10,640,457

Putnam VT Growth Opportunities Fund
                          2001                         $172,503
                          2000(i)                       $83,877

Putnam VT Health Sciences Fund
                          2001                         $381,142
                          2000                         $391,495
                          1999                         $323,763

Putnam VT High Yield Fund
                          2001                           $1,132
                          2000                           $1,446
                          1999                         $118,697

Putnam VT Income Fund
                          2001                           $9,189
                          2000                          $12,638
                          1999                         $766,612

Putnam VT International Growth Fund
                          2001                       $2,013,050
                          2000                       $2,774,575
                          1999                       $1,989,539

Putnam VT International Growth and Income Fund
                          2001                       $1,758,972
                          2000                       $1,321,194
                          1999                       $1,278,301

Putnam VT International New Opportunities Fund
                          2001                       $2,790,501
                          2000                       $3,999,360
                          1999                       $1,632,088

Putnam VT Investors Fund
                          2001                       $1,747,505
                          2000                       $1,314,852
                          1999                         $641,643

Putnam VT Money Market
                          2001                               $0
                          2000                               $0
                          1999                             $300

Putnam VT New Opportunities Fund
                          2001                       $4,608,379*
                          2000                       $2,622,969
                          1999                       $3,275,075

Putnam VT New Value Fund
                          2001                       $1,112,394*
                          2000                         $556,207
                          1999                         $562,716

Putnam VT OTC & Emerging Growth Fund
                          2001                         $196,859
                          2000                          $39,517
                          1999                          $27,441

Putnam VT Research Fund
                          2001                       $1,061,277*
                          2000                         $630,227
                          1999                         $263,029

Putnam VT Small Cap Value Fund
                          2001                         $605,161*
                          2000                         $136,630
                          1999(iii)                     $29,509

Putnam VT Technology Fund
                          2001                          $91,066
                          2000(iv)                      $18,625

Putnam VT Utilities Growth and Income Fund
                          2001                       $2,329,326*
                          2000                         $737,855
                          1999                         $519,476

Putnam VT Vista Fund
                          2001                         $853,543
                          2000                         $868,268
                          1999                         $733,659

Putnam VT Voyager Fund
                          2001                      $11,667,791
                          2000                      $10,194,751
                          1999                       $8,097,663

Putnam VT Voyager Fund II
                          2001                          $22,416
                          2000(ii)                       $2,448

* The brokerage commission paid in 2001 is higher than the brokerage commission paid in 2000, due to an increase in trading volumes.

  (i) Commenced operations on February 1, 2000

 (ii) Commenced operations on September 29, 2000

(iii) Commenced operations on April 30, 1999

 (iv) Commenced operations on June 14, 2000

The portfolio turnover rate for Putnam VT The George Putnam Fund of Boston's prior fiscal year was due to the fund realigning its composition of equity and bond holdings. The portfolio turnover rate for Putnam VT Technology Fund's prior fiscal year was due to the fund's portfolio as it adapted to changes in the technology sector. The portfolio turnover rate for Putnam VT Voyager Fund II's prior fiscal year was due to changes in shareholder inflows and outflows, which caused increased purchase and redemption activity.


The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:


                                                       Dollar
                                                     value of            Percentage
                                                        these              of total             Amount of
                                                 transactions          transactions           commissions
---------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund                  $0                    0%                    $0
Putnam VT Asia Pacific Growth Fund                 71,268,881                14.44%               163,052
Putnam VT Capital Appreciation Fund                 8,255,168                14.20%                12,569
Putnam VT Diversified Income Fund                           0                     0                     0
Putnam VT The George Putnam Fund of Boston         95,095,170                15.04%               119,664
Putnam VT Global Asset Allocation Fund            173,495,724                 2.97%               264,324
Putnam VT Global Growth Fund                    2,249,823,741                48.45%             4,116,217
Putnam VT Growth and Income Fund                1,784,606,807                28.60%             2,342,716
Putnam VT Growth Opportunities Fund                52,890,826                38.52%                72,683
Putnam VT Health Sciences Fund                     55,235,847                 9.92%                72,820
Putnam VT High Yield Fund                                   0                     0                     0
Putnam VT Income Fund                                       0                     0                     0
Putnam VT International Growth Fund               459,059,111                40.65%               934,898
Putnam VT International Growth and Income  Fund   381,046,377                34.32%               803,578
Putnam VT International New Opportunities Fund    826,146,499                61.30%             1,745,536
Putnam VT Investors Fund                          693,514,810                31.82%               968,646
Putnam VT Money Market Fund                                 0                     0                     0
Putnam VT New Opportunities Fund                1,096,667,110                22.25%             1,632,623
Putnam VT New Value Fund                          255,662,646                29.28%               365,514
Putnam VT OTC & Emerging Growth Fund               45,244,810                10.64%                77,721
Putnam VT Research Fund                           207,579,539                19.35%               330,645
Putnam VT Small Cap Value Fund                    109,220,680                43.65%               308,470
Putnam VT Technology Fund                          17,374,823                26.90%                28,564
Putnam VT Utilities Growth and Income Fund        614,709,681                37.63%             1,134,935
Putnam VT Vista Fund                              168,301,623                12.20%               218,076
Putnam VT Voyager Fund                          2,478,900,812                17.59%             3,560,363
Putnam VT Voyager Fund II                           4,021,776                20.09%                 6,365

Administrative expense reimbursement


Each fund reimbursed Putnam Management for administrative services during fiscal 2001, including compensation of certain fund officers and contributions to the Putnam Investments, LLC Profit Sharing Retirement Plan for their benefit, as follows:

                                                                     Portion of total
                                                                    reimbursement for
                                                          Total      compensation and
                                                  reimbursement         contributions
-------------------------------------------------------------------------------------
Putnam VT American Government Income Fund                $8,599                $7,153
Putnam VT Asia Pacific Growth Fund                        7,192                 5,982
Putnam VT Capital Appreciation Fund                          45                    37
Putnam VT Diversified Income Fund                        14,179                11,794
Putnam VT The George Putnam Fund of Boston               11,066                 9,205
Putnam VT Global Asset Allocation Fund                   12,210                10,156
Putnam VT Global Growth Fund                             30,679                25,519
Putnam VT Growth and Income Fund                         58,747                48,866
Putnam VT Growth Opportunities Fund                       8,911                 7,412
Putnam VT Health Sciences Fund                           10,769                 8,958
Putnam VT High Yield Fund                                16,856                14,021
Putnam VT Income Fund                                    21,341                17,752
Putnam VT International Growth Fund                      17,373                14,451
Putnam VT International Growth and Income Fund           11,495                 9,562
Putnam VT International New Opportunities Fund           11,451                 9,525
Putnam VT Investors Fund                                 16,827                13,997
Putnam VT Money Market Fund                               8,169                 6,795
Putnam VT New Opportunities Fund                         50,811                42,265
Putnam VT New Value Fund                                 13,000                10,813
Putnam VT OTC & Emerging Growth Fund                     10,351                 8,610
Putnam VT Research Fund                                  10,800                 8,984
Putnam VT Small Cap Value Fund                            8,801                 7,321
Putnam VT Technology Fund                                 1,109                   922
Putnam VT Utilities Growth and Income Fund               16,348                13,598
Putnam VT Vista Fund                                     17,613                14,651
Putnam VT Voyager Fund                                   55,173                45,893
Putnam VT Voyager Fund II                                    45                    37


Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business. The tables below show the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2001.

The table below lists each Trustee's current investments in the Putnam funds as a group. Certain Trustees own interests in one or more funds through variable annuity contracts or variable life insurance policies.

                       Aggregate dollar
                               range of
                         shares held in
                             all of the
                           Putnam funds
                               overseen
Name of Trustee              by Trustee
---------------------------------------
Jameson A. Baxter         over $100,000

Charles B. Curtis         over $100,000

John A. Hill              over $100,000

Ronald J. Jackson         over $100,000

Paul L. Joskow            over $100,000

Elizabeth T. Kennan       over $100,000

John H. Mullin, III       over $100,000

Robert E. Patterson       over $100,000

W. Thomas Stephens        over $100,000

W. Nicholas Thorndike     over $100,000

*Lawrence J. Lasser       over $100,000

*George Putnam, III       over $100,000

*A.J.C. Smith             over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
  George Putnam, III is the President of the Fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments, LLC and Putnam Management. Mr. Lasser urrently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management. A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each Committee met during your fund's fiscal year, are shown in the table below:

Audit and Pricing Committee*                                          9
Board Policy and Nominating Committee**                               4
Brokerage and Custody Committee                                       4
Communication, Service and Marketing Committee                        6
Contract Committee                                                   11
Distributions Committee                                               2
Executive Committee                                                   4
Investment Oversight Committee                                        9

 * Effective February 2002, the responsibilities of the Audit Committee and Pricing Committee were combined into the Audit and Pricing
   Committee. The number of meetings shown represents the number of meetings held during your fund's last fiscal year by the Audit
   Committee. The Pricing Committee met 4 times during your fund's last fiscal year.

** Effective March 2002, the Proxy Committee was combined with the
   Board Policy and Nominating Committee. The number of meetings shown represents the number of meetings held during your fund's last fiscal year by the Board Policy and Nominating Committee. The Proxy Committee met 3 times during your fund's last fiscal year.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each Putnam VT fund for fiscal 2001 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2001:


COMPENSATION TABLE

Aggregate compensation (1) from:

                          Putnam VT          Putnam     Putnam VT    Putnam VT    Putnam VT     Putnam VT  Putnam VT   Putnam VT
                           American         VT Asia       Capital  Diversified   The George  Global Asset     Global      Growth
Trustee                  Government  Pacific Growth  Appreciation       Income  Putnam Fund    Allocation     Growth  and Income
/Year                   Income Fund            Fund          Fund         Fund    of Boston          Fund       Fund        Fund
--------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                        481             778            85        1,231          848         1,208      2,407       4,978
Charles B. Curtis/
2001 (8)                        274             259            47          482          345           468        894       1,958
Hans H. Estin/
1972 (5)                        179             494            32          705          471           697      1,430       2,839
John A. Hill/
1985 (4)(7)                     702           1,133           124        1,829        1,256         1,819      3,671       7,911
Ronald J. Jackson/
1996 (4)                        474             771            83        1,220          840         1,197      2,385       4,931
Paul L. Joskow/
1997 (4)                        456             753            80        1,189          818         1,167      2,327       4,804
Elizabeth T. Kennan/
1992                            462             761            81        1,201          826         1,179      2,351       4,855
Lawrence J. Lasser/
1992 (6)                          0               0             0            0            0             0          0           0
John H. Mullin, III/
1997 (4)                        471             772            83        1,219          838         1,196      2,383       4,925
Robert E. Patterson/
1984                            471             768            83        1,214          836         1,192      2,375       4,908
George Putnam, III/
1984(7)                         569             934           101        1,492        1,024         1,477      2,969       6,286
A.J.C. Smith/
1986(6)                           0               0             0            0            0             0          0           0
W. Thomas Stephens(4)           453             754            80        1,187          816         1,165      2,325       4,797
W. Nicholas Thorndike/
1992                            456             753            80        1,187          817         1,165      2,324       4,798






COMPENSATION TABLE (Continued)
Aggregate compensation (1) from:

                          Putnam VT          Putnam     Putnam VT                      Putnam VT   Putnam VT
                             Growth          Health          High    Putnam VT     International      Growth
Trustee               Opportunities        Sciences         Yield       Income            Growth  and Income
/Year                          Fund            Fund          Fund         Fund              Fund        Fund
------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                        580             991         1,293        1,161             1,351       1,015
Charles B. Curtis/
2001 (8)                        292             327           504          461               528         432
Hans H. Estin/
1972 (5)                        258             634           743          658               775         548
John A. Hill/
1985 (4)(7)                     857           1,474         1,936        1,746             2,022       1,471
Ronald J. Jackson/
1996 (4)                        573             983         1,282        1,150             1,339       1,006
Paul L. Joskow/
1997 (4)                        553             960         1,249        1,120             1,304         996
Elizabeth T. Kennan/
1992                            559             970         1,262        1,132             1,318         992
Lawrence J. Lasser/
1992 (6)                          0               0             0            0                 0           0
John H. Mullin, III/
1997 (4)                        570             983         1,280        1,148             1,337       1,005
Robert E. Patterson/
1984                            569             979         1,276        1,144             1,333       1,019
George Putnam, III/
1984(7)                         692           1,206         1,577        1,418             1,644       1,229
A.J.C. Smith/
1986(6)                           0               0             0            0                 0           0
W. Thomas Stephens(4)           550             961         1,247        1,118             1,303         981
W. Nicholas Thorndike/
1992                            552             959         1,247        1,119             1,303         994





COMPENSATION TABLE (Continued)
Aggregate compensation (1) from:

                            Putnam VT                                                   Putnam VT
                        International             Putnam VT      Putnam VT                    OTC
                                  New  Putnam VT      Money            New  Putnam VT  & Emerging  Putnam VT
                        Opportunities  Investors     Market  Opportunities  New Value      Growth   Research
Trustee/Year                     Fund       Fund       Fund           Fund       Fund        Fund       Fund
------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                          958      1,807      1,026          3,905        870         793        801
Charles B. Curtis/
2001 (8)                          360        632        416          1,483        380         297        323
Hans H. Estin/
1972 (5)                          564      1,115        572          2,286        456         469        446
John A. Hill/
1985 (4)(7)                     1,417      2,708      1,539          6,256      1,286       1,181      1,179
Ronald J. Jackson/
1996 (4)                          949      1,790      1,016          3,870        862         785        793
Paul L. Joskow/
1997 (4)                          926      1,744        990          3,772        840         766        771
Elizabeth T. Kennan/
1992                              935      1,769      1,000          3,814        846         774        780
Lawrence J. Lasser/
1992 (6)                            0          0          0              0          0           0          0
John H. Mullin, III/
1997 (4)                          948      1,793      1,015          3,867        859         785        792
Robert E. Patterson/
1984                              945      1,781      1,011          3,852        858         782        789
George Putnam, III/
1984(7)                         1,158      2,196      1,252          4,949      1,050         962        961
A.J.C. Smith/
1986(6)                             0          0          0              0          0           0          0
W. Thomas Stephens(4)             925      1,747        988          3,769        836         766        769
W. Nicholas Thorndike/
1992                              924      1,741        988          3,768        838         765        770





COMPENSATION TABLE (Continued)
Aggregate compensation (1) from:
                                                     Putnam VT
                            Putnam VT   Putnam VT    Utilities                            Putnam VT
                            Small Cap  Technology   Growth and   Putnam VT     Putnam VT    Voyager
Trustee/Year               Value Fund        Fund  Income Fund  Vista Fund  Voyager Fund    Fund II
---------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                          661         474        1,275       1,269         4,586         85
Charles B. Curtis/
2001 (8)                          289         247          512         478         1,744         47
Hans H. Estin/
1972 (5)                          345         203          716         747         2,683         33
John A. Hill/
1985 (4)(7)                       964         696        1,914       1,906         7,409        428
Ronald J. Jackson/
1996 (4)                          654         469        1,263       1,258         4,545         84
Paul L. Joskow/
1997 (4)                          636         452        1,229       1,227         4,430         81
Elizabeth T. Kennan/
1992                              642         457        1,242       1,239         4,479         81
Lawrence J. Lasser/
1992 (6)                            0           0            0           0             0          0
John H. Mullin, III/
1997 (4)                          652         465        1,260       1,256         4,541         83
Robert E. Patterson/
1984                              651         466        1,257       1,252         4,524         83
George Putnam, III/
1984(7)                           789         564        1,552       1,542         5,854        101
A.J.C. Smith/
1986(6)                             0           0            0           0             0          0
W. Thomas Stephens(4)             633         449        1,227       1,225         4,427         80
W. Nicholas Thorndike/
1992                              635         452        1,228       1,225         4,425         81





COMPENSATION TABLE
Pension or retirement benefits accrued as part of fund expenses from:

                          Putnam VT          Putnam     Putnam VT    Putnam VT    Putnam VT     Putnam VT  Putnam VT   Putnam VT
                           American         VT Asia       Capital  Diversified   The George  Global Asset     Global      Growth
Trustee                  Government  Pacific Growth  Appreciation       Income  Putnam Fund    Allocation     Growth  and Income
/Year                   Income Fund            Fund          Fund         Fund    of Boston          Fund       Fund        Fund
--------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                         28             205            28          288          184           286        567       1,153
Charles B. Curtis/
2001 (8)                          0               0             0            0            0             0          0           0
Hans H. Estin/
1972 (5)                         56             415            56          581          372           577      1,146       2,328
John A. Hill/
1985 (4)(7)                      50             366            50          512          328           508      1,010       2,052
Ronald J. Jackson/
1996 (4)                         26             195            26          273          174           271        538       1,093
Paul L. Joskow/
1997 (4)                         23             172            23          241          154           240        476         967
Elizabeth T. Kennan/
1992                             41             301            41          422          270           419        832       1,690
Lawrence J. Lasser/
1992 (6)                          0             128             0          178          114           177        351         714
John H. Mullin, III/
1997 (4)                         35             259            35          363          232           360        715       1,453
Robert E. Patterson/
1984                             20             148            20          207          133           206        409         831
George Putnam, III/
1984(7)                          21             151            21          212          135           210        417         848
A.J.C. Smith/
1986(6)                           0             289             0          402          258           400        795       1,615
W. Thomas Stephens(4)            33             242            33          339          217           336        668       1,358
W. Nicholas Thorndike/
1992                             57             423            57          592          379           588      1,167       2,372





COMPENSATION TABLE (Continued)
Pension or retirement benefits accrued as part of fund expenses from:
                                                                                                      Putnam VT
                          Putnam VT          Putnam     Putnam VT                      Putnam VT  International
                             Growth          Health          High    Putnam VT     International         Growth
Trustee               Opportunities        Sciences         Yield       Income            Growth     and Income
/Year                          Fund            Fund          Fund         Fund              Fund           Fund
---------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                         28             277           303          268               316            225
Charles B. Curtis/
2001 (8)                          0               0             0            0                 0              0
Hans H. Estin/
1972 (5)                         56             559           611          542               637            454
John A. Hill/
1985 (4)(7)                      50             492           539          478               562            400
Ronald J. Jackson/
1996 (4)                         26             262           287          254               299            213
Paul L. Joskow/
1997 (4)                         23             232           254          225               265            189
Elizabeth T. Kennan/
1992                             41             406           444          393               463            330
Lawrence J. Lasser/
1992 (6)                          0             171           187          166               196            139
John H. Mullin, III/
1997 (4)                         35             349           381          338               398            283
Robert E. Patterson/
1984                             20             199           218          194               228            162
George Putnam, III/
1984(7)                          21             203           222          197               232            165
A.J.C. Smith/
1986(6)                           0             387           423          375               443            314
W. Thomas Stephens(4)            33             326           356          316               372            265
W. Nicholas Thorndike/
1992                             57             569           622          552               649            462





COMPENSATION TABLE (Continued)
Pension or retirement benefits accrued as part of fund expenses from:

                            Putnam VT                                                   Putnam VT
                        International             Putnam VT      Putnam VT                    OTC
                                  New  Putnam VT      Money            New  Putnam VT  & Emerging  Putnam VT
                        Opportunities  Investors     Market  Opportunities  New Value      Growth   Research
Trustee/Year                     Fund       Fund       Fund           Fund       Fund        Fund       Fund
------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                          225        454        231            932        184         199        173
Charles B. Curtis/
2001 (8)                            0          0          0              0          0           0          0
Hans H. Estin/
1972 (5)                          454        917        467          1,882        372         402        349
John A. Hill/
1985 (4)(7)                       400        808        412          1,659        328         354        308
Ronald J. Jackson/
1996 (4)                          213        430        219            884        174         189        164
Paul L. Joskow/
1997 (4)                          189        381        194            782        154         167        145
Elizabeth T. Kennan/
1992                              330        666        339          1,367        270         292        254
Lawrence J. Lasser/
1992 (6)                          139        281        143            577        114         123        107
John H. Mullin, III/
1997 (4)                          283        572        292          1,175        232         251        218
Robert E. Patterson/
1984                              162        327        167            672        133         143        125
George Putnam, III/
1984(7)                           165        334        170            685        135         146        127
A.J.C. Smith/
1986(6)                           314        635        324          1,306        258         278        243
W. Thomas Stephens(4)             265        535        272          1,098        217         234        204
W. Nicholas Thorndike/
1992                              462        934        476          1,918        379         409        356





COMPENSATION TABLE (Continued)
Pension or retirement benefits accrued as part of fund expenses from:
                                                                                                Estimated annual         Total
                                                  Putnam VT                                        benefits from  compensation
                         Putnam VT   Putnam VT    Utilities                            Putnam VT      all Putnam          from
                         Small Cap  Technology   Growth and   Putnam VT     Putnam VT    Voyager      funds upon    all Putnam
Trustee/Year            Value Fund        Fund  Income Fund  Vista Fund  Voyager Fund    Fund II      retirement(2)      funds(3)
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                       119          28          268         285         1,103         28        $100,000      $205,750
Charles B. Curtis/
2001 (8)                         0           0            0           0             0          0         100,000        92,000
Hans H. Estin/
1972 (5)                       240          56          542         576         2,227         56          97,904       109,000
John A. Hill/
1985 (4)(7)                    212          50          478         508         1,963         50         200,000       403,500
Ronald J. Jackson/
1996 (4)                       113          26          254         271         1,046         26         100,000       205,750
Paul L. Joskow/
1997 (4)                       100          23          225         239           925         23         100,000       201,250
Elizabeth T. Kennan/
1992                           174          41          394         419         1,617         41         100,000       203,500
Lawrence J. Lasser/
1992 (6)                        74           0          166         177           682          0          92,500            --
John H. Mullin, III/
1997 (4)                       150          35          338         360         1,390         35         100,000       205,500
Robert E. Patterson/
1984                            86          20          194         206           795         20         100,000       204,750
George Putnam, III/
1984(7)                         87          21          197         210           811         21         150,000       249,750
A.J.C. Smith/
1986(6)                        167           0          375         400         1,544          0          91,833            --
W. Thomas Stephens(4)          140          33          316         336         1,299         33         100,000       201,000
W. Nicholas Thorndike/
1992                           245          57          552         587         2,269         57         100,000       202,000



(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

The total amount of deferred compensation payable to Ms. Baxter as of December 31, 2001 by Putnam VT Global Asset Allocation Fund, Putnam Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT New Opportunities Fund and Putnam VT Voyager Fund was $1,334, $5,113, $14,744, $1,648, $1,467,
$5,163 and $12,928 respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Hill as of December 31, 2001 by Putnam VT Global Asset Allocation Fund, Putnam Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT New Opportunities Fund, Putnam VT Utilities Growth and Income Fund and Putnam VT Voyager Fund was $12,321, $21,601, $45,707, $12,659, $11,242, $19,053, $12,020 and
$54,050, respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Jackson as of December 31, 2001 by Putnam VT Global Asset Allocation Fund, Putnam Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT New Opportunities Fund, Putnam VT Utilities Growth and Income Fund and Putnam VT Voyager Fund, was $5,232, $12,169, $27,197, $8,143, $5,991, $15,262, $5,935 and
$17,263, respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Joskow as of December 31, 2001 by Putnam VT Global Asset Allocation Fund, Putnam Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT New Opportunities Fund, Putnam VT Utilities Growth and Income Fund and Putnam VT Voyager Fund, was $1,285, $2,779, $20,743, $2,938, $2,192, $5,918, $1,156 and $12,393,
respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Mullin as of December 31, 2001 by Putnam VT Growth and Income Fund, Putnam VT Voyager Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund, was $4,189, $8,027, $13,511, $4,710, $3,311, $9,496, $4,461 and $11,660,
respectively, including income earned on such amount.

The total amount of deferred compensation payable to Mr. Stephens as of December 31, 2001 by Putnam VT Global Asset Allocation Fund, Putnam Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT New Opportunities Fund, Putnam VT Utilities Growth and Income Fund and Putnam VT Voyager Fund was $2,827, $5,186, $14,152, $3,516, $2,570, $6,778, $3,255 and $9,832,
respectively, including income earned on such amount.

(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July 1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1,
2001.   The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in this SAI.

Share ownership

At March 31, 2002 the officers and Trustees as a group owned directly no shares of the Trust or any fund. As of that date, less than 1% of the value of the accumulation units with respect to any fund was attributable to the officers and Trustees of the Trust, as a group, owning variable annuity contracts or variable life insurance policies issued by the insurers listed in the following tables or by other insurers that may hold shares of a fund. Except to the extent set forth below, no person owned of record or to the knowledge of the Trust beneficially 5% or more of the shares of any fund.




Fund and class                     Shareholder name and address        Percentage owned
---------------------------------------------------------------------------------------
PUTNAM VT AMER GOVT INC FUND IA    HARTFORD LIFE (3)                      100.00%
PUTNAM VT AMER GOVT INC FUND IB    ALLSTATE LIFE INSURANCE CO (1)          88.00%
PUTNAM VT AMER GOVT INC FUND IB    ALLSTATE LIFE OF NY (1)                  6.90%
PUTNAM VT ASIA PAC GROW FUND IA    HARTFORD LIFE (3)                       95.80%
PUTNAM VT ASIA PAC GROW FUND IB    ALLSTATE LIFE INSURANCE CO (1)          89.10%
PUTNAM VT ASIA PAC GROW FUND IB    HARTFORD LIFE (3)                        7.70%
PUTNAM VT CAPITAL APPR FUND IA     HARTFORD LIFE (3)                       87.00%
PUTNAM VT CAPITAL APPR FUND IA     PUTNAM INVESTMENTS, LLC (8)             12.90%
PUTNAM VT CAPITAL APPR FUND IB     ALLSTATE LIFE INSURANCE CO (1)          87.80%
PUTNAM VT CAPITAL APPR FUND IB     HARTFORD LIFE (3)                        6.20%
PUTNAM VT CAPITAL APPR FUND IB     ALLSTATE LIFE OF NY (1)                  5.90%
PUTNAM VT DIVERSIFIED IN FUND IA   HARTFORD LIFE (3)                       97.10%
PUTNAM VT DIVERSIFIED IN FUND IB   ALLSTATE LIFE INSURANCE CO (1)          77.30%
PUTNAM VT DIVERSIFIED IN FUND IB   ALLSTATE LIFE OF NY (1)                  7.60%
PUTNAM VT DIVERSIFIED IN FUND IB   HARTFORD LIFE (3)                        6.90%
PUTNAM VT GEORGE PUTNAM FUND IA    HARTFORD LIFE (3)                      100.00%
PUTNAM VT GEORGE PUTNAM FUND IB    ALLSTATE LIFE INSURANCE CO (1)          85.70%
PUTNAM VT GEORGE PUTNAM FUND IB    HARTFORD LIFE (3)                        8.60%
PUTNAM VT GEORGE PUTNAM FUND IB    ALLSTATE LIFE OF NY (1)                  5.20%
PUTNAM VT GLOBAL ASSET ALLOC IA    HARTFORD LIFE (3)                       99.90%
PUTNAM VT GLOBAL ASSET ALLOC IB    ALLSTATE LIFE INSURANCE CO (1)          59.90%
PUTNAM VT GLOBAL ASSET ALLOC IB    HARTFORD LIFE (3)                       16.20%
PUTNAM VT GLOBAL ASSET ALLOC IB    ICMG HARTFORD LIFE SERIES III-V (4)     11.00%
PUTNAM VT GLOBAL ASSET ALLOC IB    ALLSTATE LIFE OF NY (1)                  7.00%
PUTNAM VT GLOBAL ASSET ALLOC IB    PRINCIPAL FINANCIAL GROUP PFLX (7)       5.10%
PUTNAM VT GLOBAL GROWTH FUND IA    HARTFORD LIFE (3)                       99.70%
PUTNAM VT GLOBAL GROWTH FUND IB    ALLSTATE LIFE INSURANCE CO (1)          77.00%
PUTNAM VT GLOBAL GROWTH FUND IB    AEGON PFL FIRST UNION (10)               7.70%
PUTNAM VT GLOBAL GROWTH FUND IB    ALLSTATE LIFE OF NY (1)                  7.70%
PUTNAM VT GLOBAL GROWTH FUND IB    HARTFORD LIFE (3)                        7.00%
PUTNAM VT GROWTH & INCOME FD IA    HARTFORD LIFE (3)                       97.60%
PUTNAM VT GROWTH & INCOME FD IB    ALLSTATE LIFE INSURANCE CO (1)          76.70%
PUTNAM VT GROWTH & INCOME FD IB    HARTFORD LIFE (3)                        6.70%
PUTNAM VT GROWTH & INCOME FD IB    ALLSTATE LIFE OF NY (1)                  5.50%
PUTNAM VT GROWTH OPPS IA           HARTFORD LIFE (3)                      100.00%
PUTNAM VT GROWTH OPPS IB           ALLSTATE LIFE INSURANCE CO (1)          78.90%
PUTNAM VT GROWTH OPPS IB           HARTFORD LIFE (3)                        8.90%
PUTNAM VT GROWTH OPPS IB           ALLSTATE LIFE OF NY (1)                  7.70%
PUTNAM VT HEALTH SCIENCES IA       HARTFORD LIFE (3)                      100.00%
PUTNAM VT HEALTH SCIENCES IB       ALLSTATE LIFE INSURANCE CO (1)          72.90%
PUTNAM VT HEALTH SCIENCES IB       HARTFORD LIFE (3)                        8.20%
PUTNAM VT HEALTH SCIENCES IB       ALLSTATE LIFE OF NY (1)                  5.80%
PUTNAM VT HIGH YIELD FUND CL-IA    HARTFORD LIFE (3)                       99.10%
PUTNAM VT HIGH YIELD FUND CL-IB    ALLSTATE LIFE INSURANCE CO (1)          72.40%
PUTNAM VT HIGH YIELD FUND CL-IB    HARTFORD LIFE (3)                       11.00%
PUTNAM VT HIGH YIELD FUND CL-IB    AMEX IDS LIFE VUL (2)                    6.90%
PUTNAM VT HIGH YIELD FUND CL-IB    ALLSTATE LIFE OF NY (1)                  6.00%
PUTNAM VT INCOME FUND CLASS IA     HARTFORD LIFE (3)                       98.80%
PUTNAM VT INCOME FUND CLASS IB     ALLSTATE LIFE INSURANCE CO (1)          84.20%
PUTNAM VT INCOME FUND CLASS IB     ALLSTATE LIFE OF NY (1)                  7.70%
PUTNAM VT INCOME FUND CLASS IB     HARTFORD LIFE (3)                        7.30%
PUTNAM VT INTERNATIONAL G&I IA     HARTFORD LIFE (3)                       99.90%
PUTNAM VT INTERNATIONAL G&I IB     ALLSTATE LIFE INSURANCE CO (1)          75.40%
PUTNAM VT INTERNATIONAL G&I IB     HARTFORD LIFE (3)                        5.90%
PUTNAM VT INTERNATIONAL G&I IB     ALLSTATE LIFE OF NY (1)                  5.30%
PUTNAM VT INTNL GROWTH IA          HARTFORD LIFE (3)                       94.60%
PUTNAM VT INTNL GROWTH IB          ALLSTATE LIFE INSURANCE CO (1)          45.40%
PUTNAM VT INTNL GROWTH IB          ALLSTATE NORTHBROOK LIFE (1)            14.20%
PUTNAM VT INTNL GROWTH IB          TRAVELERS LIFE & ANNUITY CO (9)          8.90%
PUTNAM VT INTNL GROWTH IB          ALLSTATE LIFE OF NY (1)                  5.70%
PUTNAM VT INTNL GROWTH IB          HARTFORD LIFE (3)                        5.30%
PUTNAM VT INTNL NEW OPPS IA        HARTFORD LIFE (3)                       97.70%
PUTNAM VT INTNL NEW OPPS IB        AMEX IDS RAVA 1 (2)                     36.90%
PUTNAM VT INTNL NEW OPPS IB        AMEX IDS RAVA 2 (2)                     32.80%
PUTNAM VT INTNL NEW OPPS IB        ALLSTATE LIFE INSURANCE CO (1)          18.80%
PUTNAM VT INVESTORS CLASS IA       HARTFORD LIFE (3)                      100.00%
PUTNAM VT INVESTORS CLASS IB       ALLSTATE LIFE INSURANCE CO (1)          85.00%
PUTNAM VT INVESTORS CLASS IB       HARTFORD LIFE (3)                        7.70%
PUTNAM VT INVESTORS CLASS IB       ALLSTATE LIFE OF NY (1)                  7.00%
PUTNAM VT MONEY MARKET FUND IA     HARTFORD LIFE (3)                       99.00%
PUTNAM VT MONEY MARKET FUND IB     ALLSTATE LIFE INSURANCE CO (1)          70.30%
PUTNAM VT MONEY MARKET FUND IB     HARTFORD LIFE (3)                       13.60%
PUTNAM VT MONEY MARKET FUND IB     AEGON PFL FIRST UNION (10)               8.90%
PUTNAM VT MONEY MARKET FUND IB     ALLSTATE LIFE OF NY (1)                  7.00%
PUTNAM VT NEW OPPORTUNITIES IA     HARTFORD LIFE (3)                       66.10%
PUTNAM VT NEW OPPORTUNITIES IA     AMEX IDS LIFE FLEX PORT ANN (2)         19.40%
PUTNAM VT NEW OPPORTUNITIES IA     AMEX IDS LIFE VUL (2)                    9.50%
PUTNAM VT NEW OPPORTUNITIES IB     ALLSTATE LIFE INSURANCE CO (1)          82.80%
PUTNAM VT NEW OPPORTUNITIES IB     HARTFORD LIFE (3)                        9.30%
PUTNAM VT NEW OPPORTUNITIES IB     ALLSTATE LIFE OF NY (1)                  7.50%
PUTNAM VT NEW VALUE FUND CL-IA     HARTFORD LIFE (3)                       99.50%
PUTNAM VT NEW VALUE FUND CL-IB     ALLSTATE LIFE INSURANCE CO (1)          80.80%
PUTNAM VT NEW VALUE FUND CL-IB     HARTFORD LIFE (3)                        6.80%
PUTNAM VT NEW VALUE FUND CL-IB     ALLSTATE LIFE OF NY (1)                  5.40%
PUTNAM VT NEW VALUE FUND CL-IB     AEGON PFL FIRST UNION (10)               5.30%
PUTNAM VT OTC & EMERGING GROW IA   HARTFORD LIFE (3)                      100.00%
PUTNAM VT OTC & EMERGING GROW IB   ALLSTATE LIFE INSURANCE CO (1)          77.40%
PUTNAM VT OTC & EMERGING GROW IB   ICMG HARTFORD LIFE SERIES III-V (4)      9.60%
PUTNAM VT OTC & EMERGING GROW IB   HARTFORD LIFE (3)                        7.50%
PUTNAM VT OTC & EMERGING GROW IB   ALLSTATE LIFE OF NY (1)                  5.30%
PUTNAM VT RESEARCH FUND CLASS IA   HARTFORD LIFE (3)                      100.00%
PUTNAM VT RESEARCH FUND CLASS IB   ALLSTATE LIFE INSURANCE CO (1)          88.20%
PUTNAM VT RESEARCH FUND CLASS IB   HARTFORD LIFE (3)                        5.90%
PUTNAM VT RESEARCH FUND CLASS IB   ALLSTATE LIFE OF NY (1)                  5.70%
PUTNAM VT SMALL CAP VALUE IA       HARTFORD LIFE (3)                       99.20%
PUTNAM VT SMALL CAP VALUE IB       ALLSTATE LIFE INSURANCE CO (1)          61.50%
PUTNAM VT SMALL CAP VALUE IB       TRAVELERS INSURANCE COMPANY (9)         14.90%
PUTNAM VT SMALL CAP VALUE IB       TRAVELERS LIFE & ANNUITY CO (9)          5.40%
PUTNAM VT TECHNOLOGY FUND CL-IA    HARTFORD LIFE (1)                       97.70%
PUTNAM VT TECHNOLOGY FUND CL-IB    ALLSTATE LIFE INSURANCE CO (1)          83.20%
PUTNAM VT TECHNOLOGY FUND CL-IB    ALLSTATE LIFE OF NY (1)                  6.00%
PUTNAM VT UTILITIES G&I IA         HARTFORD LIFE (3)                       98.70%
PUTNAM VT UTILITIES G&I IB         ALLSTATE LIFE INSURANCE CO (1)          84.40%
PUTNAM VT UTILITIES G&I IB         HARTFORD LIFE (3)                        8.20%
PUTNAM VT UTILITIES G&I IB         ALLSTATE LIFE OF NY (1)                  7.20%
PUTNAM VT VISTA FUND CLASS IA      HARTFORD LIFE (3)                       97.50%
PUTNAM VT VISTA FUND CLASS IB      ALLSTATE LIFE INSURANCE CO (1)          31.00%
PUTNAM VT VISTA FUND CLASS IB      AMEX IDS RAVA 1 (2)                     25.20%
PUTNAM VT VISTA FUND CLASS IB      AMEX IDS RAVA 2 (2)                     21.80%
PUTNAM VT VOYAGER FUND CLASS IA    HARTFORD LIFE (3)                       95.90%
PUTNAM VT VOYAGER FUND CLASS IB    ALLSTATE LIFE INSURANCE CO (1)          73.00%
PUTNAM VT VOYAGER FUND CLASS IB    HARTFORD LIFE (3)                        7.50%
PUTNAM VT VOYAGER FUND CLASS IB    ALLSTATE NORTHBROOK LIFE (1)             7.30%
PUTNAM VT VOYAGER FUND CLASS IB    ALLSTATE LIFE OF NY (1)                  5.40%
PUTNAM VT VOYAGER FUND II CL-IA    HARTFORD LIFE (3)                       80.80%
PUTNAM VT VOYAGER FUND II CL-IA    PUTNAM INVESTMENTS, LLC. (8)            19.10%
PUTNAM VT VOYAGER FUND II CL-IB    ALLSTATE LIFE INSURANCE CO (1)          51.70%
PUTNAM VT VOYAGER FUND II CL-IB    INTEGRITY LIFE INSURANCE (6)            15.70%
PUTNAM VT VOYAGER FUND II CL-IB    TRAVELERS LIFE & ANNUITY CO (9)          7.80%
PUTNAM VT VOYAGER FUND II CL-IB    ING SMART DESIGN (5)                     5.40%

The addresses for the shareholders listed above are:

 (1) Allstate Life Insurance Co., 3100 Sanders Rd., Northbrook, IL  60062

 (2) American Express Financial Advisors, 733 Marquette Avenue,
     Minneapolis, MN  55041

 (3) The Hartford, 200 Hopmeadow St., Simsbury, CT  06089

 (4) ICMG Variable Life Insurance Co., 100 Campus Drive, Suite 250,
     Florham Park, NJ  07932

 (5) ING Life Companies, 1290 Broadway, Denver, CO 80203

 (6) Integrity Life Insurance Co., 515 West Market St., Louisville, KY
     40202

 (7) Principal Mutual Life Insurance Company, 711 High St., Des Moines,
     IA 50392

 (8) Putnam Investments, LLC, One Post Office Square, Boston, MA  02109

 (9) The Travelers Life Insurance Company, One Tower Square, Hartford, CT
     06183

(10) TransAmerica Life Insurance Co., 4333 Edgewood Rd. NE, Cedar
     Rapids, IA  52499



Each of the insurance companies has agreed to vote its shares in proportion to and in the manner instructed by contract and policy owners. Allstate Life Insurance Co., American General Life Insurance Company, American Express Financial Advisors, The Hartford, ICMG Life Insurance Company, TransAmerica Life Insurance Company and The Travelers Life Insurance Company, or any of them together, may be deemed to be a controlling person of each of the funds.

Distribution fees

During fiscal 2001, class IB shares of the funds paid the following 12b-1 fees to Putnam Retail Management:

Putnam VT American Government Income Fund                 $106,128
Putnam VT Asia Pacific Growth Fund                          13,775
Putnam VT Capital Appreciation Fund                         11,759
Putnam VT Diversified Income Fund                          183,833
Putnam VT The George Putnam Fund of Boston                 270,355
Putnam VT Global Asset Allocation Fund                      48,239
Putnam VT Global Growth Fund                               201,509
Putnam VT Growth and Income Fund                         1,354,592
Putnam VT Growth Opportunities Fund                         91,937
Putnam VT Health Sciences Fund                             232,874
Putnam VT High Yield Fund                                  118,621
Putnam VT Income Fund                                      224,083
Putnam VT International Growth Fund                        482,862
Putnam VT International Growth and Income Fund              84,101
Putnam VT International New Opportunities Fund             362,890
Putnam VT Investors Fund                                   566,673
Putnam VT Money Market Fund                                300,880
Putnam VT New Opportunities Fund                           441,651
Putnam VT New Value Fund                                   129,867
Putnam VT OTC & Emerging Growth Fund                       128,416
Putnam VT Research Fund                                    225,729
Putnam VT Small Cap Value Fund                             157,045
Putnam VT Technology Fund                                   29,533
Putnam VT Utilities Growth and Income Fund                 123,059
Putnam VT Vista Fund                                       604,248
Putnam VT Voyager Fund                                   1,013,704
Putnam VT Voyager Fund II                                   16,754


Investor servicing and custody fees and expenses

During fiscal 2001, the Trust incurred $16,177,280 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company. Each fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Putnam VT American Government Income Fund                 $110,694
Putnam VT Asia Pacific Growth Fund                         218,276
Putnam VT Capital Appreciation Fund                         48,276
Putnam VT Diversified Income Fund                          500,372
Putnam VT The George Putnam Fund of Boston                 409,661
Putnam VT Global Asset Allocation Fund                   1,018,861
Putnam VT Global Growth Fund                             1,231,384
Putnam VT Growth and Income Fund                         3,009,263
Putnam VT Growth Opportunities Fund                        102,660
Putnam VT Health Sciences Fund                             338,190
Putnam VT High Yield Fund                                  451,794
Putnam VT Income Fund                                      524,272
Putnam VT International Growth Fund                      1,191,451
Putnam VT International Growth and Income Fund             530,856
Putnam VT International New Opportunities Fund             721,638
Putnam VT Investors Fund                                   425,141
Putnam VT Money Market Fund                                302,007
Putnam VT New Opportunities Fund                         1,215,376
Putnam VT New Value Fund                                   296,998
Putnam VT OTC & Emerging Growth Fund                       211,080
Putnam VT Research Fund                                    202,850
Putnam VT Small Cap Value Fund                             220,214
Putnam VT Technology Fund                                   88,003
Putnam VT Utilities Growth and Income Fund                 459,707
Putnam VT Vista Fund                                       365,315
Putnam VT Voyager Fund                                   1,903,113
Putnam VT Voyager Fund II                                   79,828




INVESTMENT PERFORMANCE
Standard performance measures
(for periods ended 12/31/01)

CLASS IA SHARES                                              Average Annual Total Return
----------------------------------------------------------------------------------------------------------
                                                                                                         10
                                                  Inception                        1          5  years/Life
Fund                                                   Date        Yield*       year      years     of fund
----------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund            2/1/00         4.15%       6.82%        --       9.85%
Putnam VT Asia Pacific Growth Fund                   5/1/95           --      -23.84      -6.59%     -3.40
Putnam VT Capital Appreciation Fund                 9/29/00           --      -13.69         --     -17.73
Putnam VT Diversified Income Fund                   9/15/93         8.45        3.82       2.29       4.34
Putnam VT The George Putnam Fund of Boston          4/30/98         2.48        0.74         --       3.71
Putnam VT Global Asset Allocation Fund               2/1/88         2.27       -8.42       5.76       8.79
Putnam VT Global Growth Fund                         5/1/90           --      -29.66       3.90       7.93
Putnam VT Growth and Income Fund                     2/1/88         1.58       -6.16       8.11      11.97
Putnam VT Growth Opportunities Fund                  2/1/00           --      -31.92         --     -28.08
Putnam VT Health Sciences Fund                      4/30/98           --      -19.53         --       4.56
Putnam VT High Yield Fund                            2/1/88        10.69        4.00       1.66       7.40
Putnam VT Income Fund                                2/1/88         4.97        7.53       5.99       6.68
Putnam VT International Growth Fund                  1/2/97           --      -20.41         --       9.75
Putnam VT International Growth and Income Fund       1/2/97           --      -20.67         --       5.90
Putnam VT International New Opportunities Fund       1/2/97           --      -28.52         --       0.57
Putnam VT Investors Fund                            4/30/98           --      -24.61         --      -1.87
Putnam VT Money Market Fund                          2/1/88         1.77        3.99       5.06       4.60
Putnam VT New Opportunities Fund                     5/2/94           --      -29.99       6.09      11.60
Putnam VT New Value Fund                             1/2/97         1.48        3.53         --       9.74
Putnam VT OTC & Emerging Growth Fund                4/30/98           --      -45.57         --     -12.62
Putnam VT Research Fund                             9/30/98           --      -18.62         --       6.24
Putnam VT Small Cap Value Fund                      4/30/99         0.72       18.42         --      17.18
Putnam VT Technology Fund                           6/14/00           --      -39.11         --     -42.42
Putnam VT Utilities Growth and Income Fund           5/4/92         3.22      -22.11       5.86       8.89
Putnam VT Vista Fund                                 1/2/97           --      -33.34         --       7.59
Putnam VT Voyager Fund                               2/1/88           --      -22.24      10.10      13.03
Putnam VT Voyager Fund II                           9/29/00           --      -30.64         --     -42.49

* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market
  Fund represents 7-day yield.



CLASS IB SHARES                                                 Average Annual Total Return
----------------------------------------------------------------------------------------------------------
                                                                                                         10
                                                  Inception                       1           5  years/Life
Fund                                                   Date       Yield*       year       years     of fund
----------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund            2/1/00        3.90%       6.64%                   9.68%
Putnam VT Asia Pacific Growth Fund                   5/1/95          --      -24.00       -6.74%      -3.55
Putnam VT Capital Appreciation Fund                 9/29/00          --      -13.91          --      -17.90
Putnam VT Diversified Income Fund                   9/15/93        8.20        3.51        2.10        4.16
Putnam VT The George Putnam Fund of Boston          4/30/98        2.24        0.46          --        3.56
Putnam VT Global Asset Allocation Fund               2/1/88        2.02       -8.58        5.68        8.67
Putnam VT Global Growth Fund                         5/1/90                  -29.76        3.75        7.77
Putnam VT Growth and Income Fund                     2/1/88        1.34       -6.39        7.93       11.80
Putnam VT Growth Opportunities Fund                  2/1/00          --      -32.09          --      -28.23
Putnam VT Health Sciences Fund                      4/30/98          --      -19.75          --        4.41
Putnam VT High Yield Fund                            2/1/88       10.43        3.78        1.53        7.25
Putnam VT Income Fund                                2/1/88        4.72        7.30        5.83        6.52
Putnam VT International Growth Fund                  1/2/97          --      -20.61          --        9.58
Putnam VT International Growth and Income Fund       1/2/97          --      -20.81          --        5.77
Putnam VT International New Opportunities Fund       1/2/97          --      -28.68          --        0.42
Putnam VT Investors Fund                            4/30/98          --      -24.78          --       -2.04
Putnam VT Money Market Fund                          2/1/88        1.52        3.76        4.92        4.42
Putnam VT New Opportunities Fund                     5/2/94                  -30.14        5.91       11.43
Putnam VT New Value Fund                             1/2/97        1.24        3.32          --        9.59
Putnam VT OTC & Emerging Growth Fund                4/30/98          --      -45.69          --      -12.74
Putnam VT Research Fund                             9/30/98          --      -18.83          --        6.04
Putnam VT Small Cap Value Fund                      4/30/99        0.48       18.13          --       16.97
Putnam VT Technology Fund                           6/14/00          --      -39.17          --      -42.51
Putnam VT Utilities Growth and Income Fund           5/4/92        2.97      -22.28        5.71        8.73
Putnam VT Vista Fund                                 1/2/97          --      -33.50          --        7.44
Putnam VT Voyager Fund                               2/1/88          --      -22.41        9.93       12.86
Putnam VT Voyager Fund II                           9/29/00          --      -30.78          --      -42.59

* Information shown for all funds except Putnam VT Money Market Fund represents 30-day yield. Information shown for Putnam VT Money Market
Fund represents 7-day yield.


The foregoing performance information reflects an expense limitation applicable to Putnam VT Utilities Growth and Income Fund for fiscal 1992; Putnam VT New Opportunities Fund for fiscal 1994; Putnam VT Asia Pacific Growth Fund for fiscal 1995; Putnam VT International Growth Fund and Putnam VT International New Opportunities Fund for fiscal 1997; Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Research Fund for fiscal 1998; Putnam VT OTC & Emerging Growth Fund and Putnam VT Research Fund for fiscal 1998; and Putnam VT American Government Income Fund for fiscal 2000 and 2001 In the absence of the expense limitation applicable to these funds for such periods, total return (and yield, in the case of Putnam VT The George Putnam Fund of Boston) shown would have been lower. The per share amount of the applicable expense limitation is set forth in the section of the prospectus entitled "Financial highlights." Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under their variable annuity contracts. These charges and expenses are not reflected in the funds' performance and would reduce an investor's return under the annuity contract.

Returns shown for class IB shares for periods prior to their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares.

See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.


ADDITIONAL OFFICERS

In addition to the persons listed as officers of the Trust in Part II of this SAI, each of the following persons is also a Vice President of the Trust and certain of the other Putnam funds, the total of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, LLC. The address of each Officer is One Post Office Square, Boston, MA 02109.



Name, Date of Birth,
Position(s) Held with Fund,       Length of Service with                      Principal Occupation(s)
(Funds)                           Putnam Variable Trust                       During Past 5 Years
---------------------------------------------------------------------------------------------------------
William J. Landes, 1/16/53,       For all VT funds except Putnam VT Global    Managing Director of Putnam
Vice President, (26 funds)        Asset Allocation - 9 years                  Management.

Jeffrey L. Knight, 4/11/65,       Only for Putnam VT Global Asset             Senior Vice President of
Vice President, (4 funds)         Allocation - 1 year                         Putnam Management.

Stephen M. Oristaglio, 8/21/55,   4 years                                     Senior Managing Director of
Vice President, (89 funds)                                                    Putnam Management. Prior to
                                                                              July 1998, Managing Director,
                                                                              Swiss Bank Corp.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the Trust's Annual Report for the fiscal year ended December 31, 2001, filed electronically on March 8, 2002 (File No. 811-5346), are incorporated by reference into this SAI. The financial highlights included in the prospectuses and incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.




Appendix B
PUTNAM VARIABLE TRUST
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI, or by applicable law, the fund may engage in each of the practices described below.


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage without limit in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values
of lower-rated securities.   Changes by nationally recognized securities
rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.
The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and sector groups

Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Investment Codes"). The Putnam Investment Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities.

TAXES

Tax requirements for variable annuity and variable life insurance separate accounts. Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles for such separate accounts meet a diversification requirement. A portfolio will meet this requirement if it invests no more than 55% of the value of its assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. Alternatively, a portfolio will be treated as meeting this diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies described below and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements. Please refer to the prospectus of the separate accounts that hold interests in the funds for a discussion of the tax consequences of variable annuity and variable life contracts.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Pursuant to tax legislation enacted in 2001, the back-up withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.



MANAGEMENT

Trustees

Name, Address 1,
Date of Birth, Position(s) Held    Principal                               Other
with Fund and Length of            Occupation(s)                           Directorships
Service as a Putnam Fund           During Past                             Held by
Trustee 2                          5 Years                                 Trustee
-----------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter                  President, Baxter                       Director of ASHTA Chemicals,
(9/6/43), Trustee since 1994       Associates, Inc. (a                     Inc., Banta Corporation
                                   management consulting and               (a printing and digital imaging firm),
                                   private investments firm).              Intermatic Corporation (manufacturer
                                                                           of energy control products) and Ryerson
                                                                           Tull, Inc. (a steel service corporation).
                                                                           Advocate Health Care and the National
                                                                           Center for Nonprofit Boards. Chariman
                                                                           Emeritus of the Board of Trustees,
                                                                           Mount Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief Operating           Member of the Council on Foreign Relations,
Trustee since 2001                 Officer, Nuclear Threat Initiative      the Electric Power Research Institute
                                   (a private foundation dedicated to      Advisory Council, the Board of Directors of
                                   reducing the threat of weapons of       the University of Chicago, the Board of
                                   mass destruction).                      Governors for Argonne National Laboratory,
                                                                           the Board of Directors the Environmental and
                                                                           Natural Resource Program Steering Committee,
                                                                           John F. Kennedy School of Government, Harvard
                                                                           University. Until 2001, Mr. Curtis was a Member
                                                                           of the Department of Defense Policy Board and
                                                                           Director of EG&G Technical Services, Inc.
                                                                           (provider of technical services to the Department
                                                                           of Defense and the Department of Energy). Prior
                                                                           to February 2002 and May 2002, Mr. Curtis was a
                                                                           Director of the Gas Technology Institute and
                                                                           Deputy Secretary of Energy, respectively.

John A. Hill (1/31/42),            Vice-Chairman and Managing Director,    Director of Devon Energy Corporation (formerly
Trustee since 1985 and             First Reserve Corporation (a            known as Snyder Oil Corporation),
Chairman since 2000                registered investment adviser           TransMontaigne Oil Company, Continuum
                                   investing in companies in the world-    Health Partners of New York, Sarah
                                   wide energy industry on behalf          Lawrence College and various private
                                   of institutional investors).            companies owned by First Reserve
                                                                           Corporation.  Trustee of TH Lee, Putnam
                                                                           Investment Trust (a closed-end investment
                                                                           company).

 Ronald J. Jackson (12/17/43),     Private investor.                       Former Chairman, President and Chief Executive
 Trustee since 1996                                                        Officer of Fisher-Price, Inc. (a toy manufacturer).
                                                                           President of the Kathleen and Ronald J. Jackson
                                                                           Foundation (charitable trust).  Member of the
                                                                           Board of Overseers of WGBH (public television
                                                                           and radio) and the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James Killian Professor   Director, National Grid Group (a UK based holding
Trustee since 1997                 of Economics and Management and         company with interests in electric power and
                                   Director of the Center for Energy and   telecommunications networks) and the Whitehead
                                   Environmental Policy Research,          Institute for Biomedical Research (a non-profit
                                   Massachusetts Institute of Technology.  research institution).  President of the Yale
                                                                           University Council. Prior to February 2002,
                                                                           March 2000 and September 1998, Dr. Joskow
                                                                           was a Director of State Farm Indemnity Company
                                                                           (an automobile insurance company), New England
                                                                           Electric System (a public utility holding
                                                                           company) and a consultant to National Economic
                                                                           Research Associates, respectively.


Elizabeth T. Kennan (2/25/38),     President Emeritus of Mount Holyoke     Chairman, Cambus-Kenneth Bloodstock (a limited
Trustee since 1992                 College                                 liability company involved in thoroughbred
                                                                           horse breeding and farming), Director,
                                                                           Northeast Utilities and Talbots (a distributor
                                                                           of women's apparel).  Trustee of Centre College.
                                                                           Prior to September 2000, June 2000, and November
                                                                           1999, Dr. Kennan was a Director of Chastain
                                                                           Real Estate, Bell Atlantic and Kentucky Home
                                                                           Life Insurance, respectively and a Trustee
                                                                           of Notre Dame University and Member of the
                                                                           Oversight Committee of Folger Shakespeare
                                                                           Library.

John H. Mullin, III (6/15/41),     Chairman and CEO of Ridgeway Farm       Director Alex. Brown Realty, Inc., The Liberty
Trustee since 1997                 (a limited liability company engaged    Corporation (a company engaged in the broadcasting
                                   in timber and farming).                 industry) and Progress Energy, Inc. (a utility
                                                                           company, formerly known as Carolina Power
                                                                           & Light).  Prior to October 1997, January
                                                                           1998 and May 2001, Mr. Mullin was a Director
                                                                           of Dillon, Read and Co. Inc., The Ryland
                                                                           Group, Inc. and Graphic Packaging  International
                                                                           Corp., respectively.

Robert E. Patterson (3/15/45),    Senior Partner of Cabot Properties,      Chairman of the Joslin Diabetes Center, Trustee
Trustee since 1984                LLP and Chairman of Cabot Properties,    of SEA Education Association and Director
                                  Inc.                                     of Brandywine Trust Company (a trust
                                                                           company).  Prior to December 2001, Mr. Patterson
                                                                           was President and Trustee of Cabot Industrial
                                                                           Trust (a publicly traded real estate
                                                                           investment trust).  Prior to February 1998, he was
                                                                           Executive Vice President and Director of
                                                                           Acquisitions of Cabot Partners Limited
                                                                           Partnership.

W. Thomas Stephens (9/2/42),      Until 1999, President and Chief          Director of Mail-Well (printing and envelope company);
Trustee since 1997                Executive Officer of MacMillan           Qwest Communications (communications company);
                                  Bloedel Ltd. (a forest product           Xcel Energy Incorporated (public utility company);
                                  and building materials company).         TransCanada Pipelines, and Norske Canada,
                                                                           Inc. (paper manufacturer).

W. Nicholas Thorndike (3/28/33),  Director of various corporations         Trustee of Northeastern University.  Member of
Trustee since 1992                and charitable organizations,            the Advisory Board of National Grid USA (an
                                  including Courier Corporation (a         electric company) and Director of Mail-Weill.
                                  book manufacturer) and Providence        Honorary Trustee of Massachusetts General
                                  Journal Co.(a newspaper publisher).      Hospital.  Prior to September 2000, April
                                                                           2000 and December 2001, Mr. Thorndike
                                                                           was a Director of Bradley Real Estate, Inc.,
                                                                           a Trustee of Eastern Utilities Associates,
                                                                           and a Trustee of Cabot Industrial Trust,
                                                                           respectively.  Prior to October 1999 and
                                                                           July 2001, Mr. Thorndike was CEO of
                                                                           MacMillan-Bloedel and Chairman of
                                                                           Mail-Well, respectively.

*Lawrence J. Lasser (11/1/42),    President and Chief Executive            Director of Marsh & McLennan Companies, Inc.
Trustee since 1992,               Officer of Putnam Investments,           and the United Way of Massachusetts Bay.
Vice President since 1981         LLC and Putnam Investment
                                  Management, LLC.

*George Putnam III (8/10/51),     President, New Generation Research,      Director of The Boston Family Office, L.L.C.
Trustee since 1984 and            Inc. (a publisher of financial           (registered investment advisor); Trustee of
President since 2000              advisory and other research              the SEA Education Association, Trustee of St.
                                  services relating to bankrupt and        Mark's School and Shore Country Day School.
                                  distressed companies) and New
                                  Generation Advisers, Inc. (a
                                  registered investment adviser).

*A.J.C. Smith (4/13/34),          Director of Marsh & McLennan             Director of Trident Corp. (a limited partnership
Trustee since 1986                Companies, Inc.                          with over 30 institutional investors);
                                                                           Trustee of the Carnegie Hall Society, the
                                                                           Educational Broadcasting Corporation and the
                                                                           National Museums of Scotland; Chairman
                                                                           of the Central Park Conservancy; Member of the
                                                                           Board of Overseers of the Joan and Sanford I.
                                                                           Weill Graduate School of Medical Sciences
                                                                           of Cornell University.  Prior to May 2000 and
                                                                           November 1999, Mr. Smith was Chairman and CEO,
                                                                           respectively, of Marsh & McLennan Companies, Inc.

1 The address of each Trustee is One Post Office Square, Boston, MA
02109.  As of December 31, 2001, there were 124 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam
Management, Putnam Retail Management or Marsh & McLennan Companies,
Inc., the parent company of Putnam LLC and its affiliated companies.
Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan
Companies, Inc.. George Putnam, III is the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments, LLC and Putnam
Management.  Mr. Lasser and Mr. Smith also serve as Directors of Marsh &
McClennan Companies, Inc.





Officers

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address 1,
Date of Birth,                        Length of Service
Position(s) Held                      with the Putnam     Principal Occupation(s)
with Fund                             Funds               During Past 5 Years
----------------------------------------------------------------------------------------------------
Charles E. Porter                     Since 1989          Managing Director, Putnam Investments,
(7/26/38), Executive                                      LLC and Putnam Management
Vice President,
Treasurer & Principal
Financial Officer

Patricia C. Flaherty                  Since 1993          Senior Vice President, Putnam Investments,
(12/1/46), Senior Vice                                    LLC and Putnam Management
President

Michael T. Healy                      Since 2000          Managing Director, Putnam
(1/24/58), Senior Vice                                    Investments, LLC
President, Assistant
Treasurer and Principal
Accounting Officer

Gordon H. Silver                      Since 1990          Senior Managing Director, Putnam
(7/3/47), Vice                                            Investments, LLC and Putnam Management
President

Brett C. Browchuk                     Since 1994          Managing Director, Putnam Investments,
(2/27/63), Vice President                                 LLC and Putnam Management

Ian Ferguson                          Since 1997          Senior Managing Director, Putnam Investments,
(7/3/57), Vice President                                  LLC and Putnam Management

Richard G. Leibovitch                 Since 1999          Managing Director of Putnam Investments,
(10/31/63), Vice President                                LLC and Putnam Management.  Prior to February
                                                          1999, Managing Director at J.P. Morgan.

Richard A. Monaghan                   Since 1998          Managing Director, Putnam Investments, LLC,
(8/25/54), Vice                                           Putnam Management and Putnam Retail
President                                                 Management

John R. Verani                        Since 1988          Senior Vice President, Putnam Investments,
(6/11/39), Vice                                           LLC and Putnam Management
President

1 The address of each Officer is One Post Office Square, Boston, MA
  02109.


Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Certain other officers of Putnam Management are officers of the fund. See "Additional officers" in Part I of this SAI.

Committees of the Board of Trustees

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the Funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Dr. Joskow, Dr. Kennan, Mr. Stephens (Chairperson) and Mr. Thorndike.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Board Policy and Nominating Committee currently consists of Ms. Baxter, Dr. Kennan (Chairperson), Messrs. Hill, Patterson and Thorndike. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the Funds regarding the execution of portfolio transactions for the Funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the Funds' activities involving derivative securities. The Committee also reviews and evaluates matters relating to the Funds' custody arrangements. The Committee currently consists of Messrs. Curtis, Jackson (Chairperson), Mullin and Thorndike, Ms. Baxter and Dr. Kennan.

Communication, Service, and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of The Putnam Funds. The Committee also reviews communications sent from the Funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the Funds' distributor. The Committee currently consists of Messrs. Putnam, III, (Chairperson), Smith, Stephens, Thorndike and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Investment Management and its affiliates to provide services to the Funds, (ii) the expenditure of the Funds' assets for distribution purposes pursuant to the Distribution Plans of the Funds, and (iii) the engagement of other persons to provide material services to the Funds, including in particular those instances where the cost of services is shared between the Funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the Funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing Funds. The Committee is comprised exclusively of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Curtis and Jackson.

Distributions Committee. This Committee oversees all Fund distributions and the management of the Closed-End Funds. In regard to distributions, the Committee approves the amount and timing of distributions paid by all the Funds to the shareholders when the Trustees are not in session. This Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the Funds' distribution policies. Its oversight of the Closed-End Funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee currently consists of Messrs. Jackson, Patterson (Chairperson) and Thorndike and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam Funds. The Committee currently consists of Ms. Baxter and Messrs. Hill (Chairman), Jackson, Putnam, III, Stephens and Thorndike.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam Funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consist of Messrs. Curtis (Chairperson), Hill, and Lasser and Dr. Kennan. Investment Oversight Committee B currently consists of Dr. Joskow, Ms. Baxter and Mr. Putnam, III. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Jackson and Smith. Investment Oversight Committee D currently consists of Messrs. Thorndike (Chairperson), Patterson and Stephens.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 2001, the firm serves as the investment manager for the funds in the Putnam Family, with over $200 billion in assets in nearly 14 million shareholder accounts. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 2001, Putnam Management and its affiliates managed over $300 billion in assets, including nearly $16 billion in tax-exempt securities and nearly $74 billion in retirement plan assets.

Putnam Management is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; the fund's total return performance compared with its peers. Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which the fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S. In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S. equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs. See "Portfolio Transactions - Brokerage and Research Services."

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eleven times in the past twelve years. In 1997, 1998, 2000 and 2001, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

DISTRIBUTION PLANS

The Trust has adopted a distribution plan with respect to class IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of a fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees. The plan may not be amended in order to increase materially the costs which a fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a fund or relevant class of the fund, as the case may be. The plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management pays service fees to insurance companies and their affiliated dealers at the rates set forth in the Prospectus. Service fees are paid quarterly to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, "average net asset value" means the product of (i) the average daily share balance in such account(s) and
(ii) the average daily net asset value of the relevant class of shares over the quarter.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustee s.
The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share net asset value for class IA and IB shares of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these
comparisons to its shareholders or to potential investors.   The
agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

Wiesenberger, a division of Thomson Financial, publishes and distributes mutual fund rankings on a monthly basis. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, 10-year and 15-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or certain fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune,
Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

Credit Suisse First Boston Global High Yield Index is an index of fixed income, non-convertible, U.S. dollar denominated securities having a rating of BB and below by Standard & Poor's or Ba by Moody's. The index is constructed to mirror the U.S. high yield debt market.

Credit Suisse First Boston High Yield Index is an index that is market-weighted and includes publicly traded bonds having a rating below BBB by Standard & Poor's or Baa by Moody's.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.

The Goldman Sachs Technology Indexes are a series of benchmarks that measure the technology sector.

The Lehman Aggregate Bond Index is an index of investment-grade bonds.

The Lehman Credit Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Government/Credit Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Intermediate Government Bond Index is an index, which primarily includes publicly-issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) that have maturities between one and 9.9 years.

The Lehman Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

The Lehman Mortgage-Backed Securities Index is an index that includes fixed-rate securities backed by the mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

The Lehman Municipal Bond Index is an index of long-term fixed-rate investment-grade tax-exempt bonds generally considered representative of the municipal bond market.

The Lipper Balanced Fund Average is an arithmetic average of the total return of all balanced mutual funds tracked by Lipper Inc.

The Lipper California Money Market Average is an arithmetic average of the total return of all California tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Convertible Securities Fund Average is an arithmetic average of the total return of all convertible securities mutual funds tracked by Lipper Inc.

The Lipper Large-Cap Value Fund Average is an arithmetic average of the total return of all large-cap value mutual funds tracked by Lipper Inc.

The Lipper New York Money Market Average is an arithmetic average of the total return of all New York tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Inc.

The Lipper Multi-Cap Value Fund Average is an arithmetic average of the total return of all multi-cap value mutual funds tracked by Lipper Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper Inc. that invest at least 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper Inc.

The Lipper Utilities Fund Average is an arithmetic average of the total return of all utilities mutual funds tracked by Lipper Inc that invest at least 65% of their equity holdings in the utilities industries.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

The Merrill Lynch 91-Day Treasury Bill Index is an index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual (or fixed rate) preferred stocks commonly used as a general measure of performance for the preferred stock market.

The Morgan Stanley Capital International All-Country World Free Index is an index of global equity securities of companies in 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Basin Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S.
dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities listed on the exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Ex-U.S. Index is an index of equity securities from Europe, Australia, the Far East and the Americas with the exception of the United States, with all values expressed in U.S. dollars.

The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the Russell 3000 Index total market capitalization.

The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 1000 Value Index is an index that measures the performance of those Russell 1000 Index companies chosen for their value orientation.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 2000 Value Index is an index of Russell 2000 Index companies chosen for their value orientation.

The Russell 2500 Index is an index composed of the 2,500 smallest companies in the Russell 3000 Index, representing approximately 17% of the total market capitalization of the Russell 3000 Index.

The Russell 2500 Growth Index is an index of Russell 2500 Index companies chosen for their growth orientation.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell 3000 Value Index is an index of Russell 3000 Index companies chosen for their value orientation.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 Index total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.

The Russell Top 200 Growth Index is an index of the largest companies in the Russell 1000 Index chosen for their growth orientation.

The Salomon Smith Barney Extended Market Index is an index of global equity securities, with all values expressed in U.S. dollars.

The Salomon Smith Barney World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Smith Barney World Ex-U.S. Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their growth orientation.

The Salomon Smith Barney World Ex-U.S. Primary Markets Value Index is an index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their value orientation.

The Salomon Smith Barney World Ex-U.S. Extended Index is an index of those companies whose capitalization falls within the bottom quintile of the Salomon Smith Barney World Index.

The Salomon Smith Barney World Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries chosen for their growth orientation.

The Salomon Smith Barney World Primary Markets Value Index is an index of mostly large and some small capitalization stocks from developed countries chosen for their value orientation.

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's Utilities Index is an index of common stocks issued by utility companies.

Standard & Poor's/Barra Value Index is an index that contains firms with higher book-to-price ratios. This index is capitalization weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

In addition, Putnam Retail Management may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


DEFINITIONS

"Putnam Management"             -- Putnam Investment Management, LLC, the
                                   fund's investment manager.

"Putnam Retail Management"      -- Putnam Retail Management (formerly Putnam
                                   Mutual Funds), the fund's principal
                                   underwriter.

"Putnam Fiduciary Trust         -- Putnam Fiduciary Trust Company,
                                   the fund's custodian.

"Putnam Investor Services"      -- Putnam Investor Services, a division of
                                   Putnam Fiduciary Trust Company, the fund's investor servicing agent.



PLEASE FOLD AT PERFORATION BEFORE DETACHING

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on September 12, 2002 for Putnam VT Asia Pacific Growth Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Robert E. Patterson and W. Nicholas Thorndike, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam VT Asia Pacific Growth Fund on September 12, 2002, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

-----------------------------------------
Shareholder / Co-owner sign here     Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



PLEASE FOLD AT PERFORATION BEFORE DETACHING

Please vote by filling in the appropriate box below.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote FOR the merger as set forth in the Proposal listed below.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL BELOW:

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE TRANSFER OF ALL OF THE ASSETS OF PUTNAM VT ASIA PACIFIC GROWTH FUND TO PUTNAM VT INTERNATIONAL GROWTH FUND IN EXCHANGE FOR THE ISSUANCE AND DELIVERY OF SHARES OF BENEFICIAL INTEREST OF PUTNAM VT INTERNATIONAL GROWTH FUND AND THE ASSUMPTION BY PUTNAM VT INTERNATIONAL GROWTH FUND OF ALL THE LIABILITIES OF PUTNAM VT ASIA PACIFIC GROWTH FUND, AND THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF PUTNAM VT ASIA PACIFIC GROWTH FUND IN COMPLETE LIQUIDATION OF THE FUND.

 FOR       AGAINST     ABSTAIN

 ( )         ( )         ( )

Note: If you have questions on the proposal, please call 1-800-225-1581.




PLEASE FOLD AT PERFORATION BEFORE DETACHING

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on September 12, 2002 for Putnam VT Technology Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Robert E. Patterson and W. Nicholas Thorndike, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam VT Technology Fund on September 12, 2002, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

----------------------------------------------
Shareholder / Co-owner sign here          Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



PLEASE FOLD AT PERFORATION BEFORE DETACHING

Please vote by filling in the appropriate box below.

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote FOR the merger as set forth in the Proposal listed below.


THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL BELOW:

1. APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE TRANSFER OF ALL OF THE ASSETS OF PUTNAM VT TECHNOLOGY FUND TO PUTNAM VT VOYAGER FUND II IN EXCHANGE FOR THE ISSUANCE AND DELIVERY OF SHARES OF BENEFICIAL INTEREST OF PUTNAM VT VOYAGER FUND II AND THE ASSUMPTION BY PUTNAM VT VOYAGER FUND II OF ALL THE LIABILITIES OF PUTNAM VT TECHNOLOGY FUND, AND THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF PUTNAM VT TECHNOLOGY FUND IN COMPLETE LIQUIDATION OF THE FUND.

 FOR        AGAINST      ABSTAIN

 ( )          ( )          ( )

Note: If you have questions on the proposal, please call 1-800-225-1581.




Please fold and detach card at perforation before mailing

This is your BALLOT

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS BALLOT BY MAIL.

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

1. Read the enclosed Prospectus/Proxy Statement.
2. To vote via the Internet, go to www.proxyweb.com/Putnam.
3. Enter the 14-digit control number printed on your ballot.
4. Follow the on screen directions.

If you submit your voting instructions via the Internet, do not return your ballot.

Ballot to be used to record your voting instructions for a meeting of shareholders, to be held on September 12, 2002 for Putnam VT Asia Pacific Growth Fund. This ballot is sent on behalf of the Trustees of the fund.

INSURANCE COMPANY NAME PRINTS HERE

PUTNAM VT ASIA PACIFIC GROWTH FUND

This ballot, when properly executed, directs the above-referenced Insurance Company (the "Insurance Company") to vote the interest of the undersigned holder(s) of a variable annuity or variable life insurance contract funded by a separate account of the Insurance Company in the shares of the fund held in the separate account at the special meeting of shareholders of Putnam VT Asia Pacific Growth Fund to be held at 11:00 a.m., Boston time, on September 12, 2002, at One Post Office Square, 8th Floor, Boston, Massachusetts, and at any adjournment thereof, in the manner directed below with respect to the matters described in the notice and accompanying Prospectus/Proxy Statement for said meeting. If you do not return this Ballot, the Insurance Company will vote the fund shares attributable to your interest in the separate account, FOR, AGAINST, or ABSTAINING, in the same proportion as the shares for which voting instructions have been received from other contract holders. If you return the Ballot but do not mark your voting instruction on the reverse side, the Insurance Companies are instructed to vote the interest in the separate account "FOR" the proposal.

PLEASE BE SURE TO SIGN AND DATE THIS BALLOT

Dated
      ------------------

Signature(s) of Contractholder(s)

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



Please fold and detach card at perforation before mailing

DEAR CONTRACTHOLDER:

Please help us to eliminate the expense of follow-up mailings by signing and returning this ballot as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

Please tell your Insurance Company how to vote by filling in the appropriate box below.

If you complete and sign the ballot, your Insurance Company will vote it exactly as you direct. The Insurance Company is authorized to vote in its discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the ballot, or fail to provide your voting instructions on the proposal, the Insurance Company will vote FOR the merger as set forth in the proposal listed below.

THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSAL BELOW:

1. APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE TRANSFER OF ALL OF THE ASSETS OF PUTNAM VT ASIA PACIFIC GROWTH FUND TO PUTNAM VT INTERNATIONAL GROWTH FUND IN EXCHANGE FOR THE ISSUANCE AND DELIVERY OF SHARES OF BENEFICIAL INTEREST OF PUTNAM VT INTERNATIONAL GROWTH FUND AND THE ASSUMPTION BY PUTNAM VT INTERNATIONAL GROWTH FUND OF ALL THE LIABILITIES OF PUTNAM VT ASIA PACIFIC GROWTH FUND, AND THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF PUTNAM VT ASIA PACIFIC GROWTH FUND IN COMPLETE LIQUIDATION OF THE FUND.

 FOR     AGAINST      ABSTAIN

 ( )       ( )          ( )


Note: If you have questions on the proposal, please call 1-800-521-0538.



Please fold and detach card at perforation before mailing

This is your BALLOT

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS BALLOT BY MAIL.

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

1. Read the enclosed Prospectus/Proxy Statement.
2. To vote via the Internet, go to www.proxyweb.com/Putnam.
3. Enter the 14-digit control number printed on your ballot.
4. Follow the on screen directions.

*** CONTROL NUMBER: 999 999 999 999 99 ***

If you submit your voting instructions via the Internet, do not return your ballot.

Ballot to be used to record your voting instructions for a meeting of shareholders, to be held on September 12, 2002 for Putnam VT Technology Fund. This ballot is sent on behalf of the Trustees of the fund.

INSURANCE COMPANY NAME PRINTS HERE

PUTNAM VT TECHNOLOGY FUND

This ballot, when properly executed, directs the above-referenced Insurance Company (the "Insurance Company") to vote the interest of the undersigned holder(s) of a variable annuity or variable life insurance contract funded by a separate account of the Insurance Company in the shares of the fund held in the separate account at the special meeting of shareholders of Putnam VT Technology Fund to be held at 11:00 a.m., Boston time, on September 12, 2002, at One Post Office Square, 8th Floor, Boston, Massachusetts, and at any adjournment thereof, in the manner directed below with respect to the matters described in the notice and accompanying Prospectus/Proxy Statement for said meeting. If you do not return this Ballot, the Insurance Company will vote the fund shares attributable to your interest in the separate account, FOR, AGAINST, or ABSTAINING, in the same proportion as the shares for which voting instructions have been received from other contract holders. If you return the Ballot but do not mark your voting instruction on the reverse side, the Insurance Companies are instructed to vote the interest in the separate account "FOR" the proposal.

PLEASE BE SURE TO SIGN AND DATE THIS BALLOT

Dated
     ---------------------

Signature(s) of Contractholder(s)

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



DEAR CONTRACTHOLDER:

Please help us to eliminate the expense of follow-up mailings by signing and returning this ballot as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

Please tell your Insurance Company how to vote by filling in the appropriate box below.

If you complete and sign the ballot, your Insurance Company will vote it exactly as you direct. The Insurance Company is authorized to vote in its discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the ballot, or fail to provide your voting instructions on the proposal, the Insurance Company will vote FOR the merger as set forth in the proposal listed below.

THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSAL BELOW:


1. APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE TRANSFER OF ALL OF THE ASSETS OF PUTNAM VT TECHNOLOGY FUND TO PUTNAM VT VOYAGER FUND II IN EXCHANGE FOR THE ISSUANCE AND DELIVERY OF SHARES OF BENEFICIAL INTEREST OF PUTNAM VT VOYAGER FUND II AND THE ASSUMPTION BY PUTNAM VT VOYAGER FUND II OF ALL THE LIABILITIES OF PUTNAM VT TECHNOLOGY FUND, AND THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF PUTNAM VT TECHNOLOGY FUND IN COMPLETE LIQUIDATION OF THE FUND.

FOR      AGAINST         ABSTAIN

( )        ( )             ( )

Note: If you have questions on the proposal, please call 1-800-521-0538.